UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule
14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
WORTHINGTON STEEL, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Dear Fellow Shareholders:

On behalf of the Board of Directors and employees of Worthington Steel, Inc. (“we”, “our” and “us”), I cordially invite you to participate via live webcast in our 2024 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Wednesday, September 25, 2024, beginning at 8:30 a.m., Eastern Daylight Time. The Annual Meeting will be a virtual meeting of shareholders which means that you will be able to participate in the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/WS2024 . You will not be able to attend the Annual Meeting in person.

Details of the business to be conducted at the Annual Meeting are provided in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, which you are urged to read carefully. If you are a registered shareholder participating in the Annual Meeting via the live webcast at www.virtualshareholdermeeting.com/WS2024, you may revoke your proxy and vote during the Annual Meeting, even if you have previously submitted a proxy.

We have elected to take advantage of Securities and Exchange Commission (“SEC”) rules that allow us to furnish proxy materials to certain shareholders via the Internet. On or about the date of this letter, we began mailing a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) to our shareholders of record at the close of business on July 30, 2024. At the same time, we provided those shareholders with access to our online proxy materials and filed our proxy materials with the SEC. We believe furnishing proxy materials to our shareholders via the Internet will allow us to provide our shareholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. If you have received the Notice of Availability, you will not receive a printed copy of the proxy materials unless you request them by following the instructions for requesting such proxy materials contained in the Notice of Availability.

It is important that your common shares be represented at the Annual Meeting whether or not you are personally able to participate via the live webcast. Accordingly, after reading the accompanying proxy materials, please promptly submit your proxy by telephone, Internet, mobile device or mail as described in the Proxy Statement or the Notice of Availability.

Your continuing interest in our company is greatly appreciated.

Sincerely,

John B. Blystone

Executive Chairman

August 16, 2024

Notice of Annual Meeting of Shareholders to be Held on September 25, 2024

Notice is hereby given that the 2024 Annual Meeting of Shareholders (the “Annual Meeting”) of Worthington Steel, Inc. (“we”, “our” and “us”) will be held at 8:30 a.m., Eastern Daylight Time, on Wednesday, September 25, 2024. The Annual Meeting will be held virtually, meaning that you will be able to participate in the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/WS2024. You will not be able to attend the Annual Meeting in person.

The Annual Meeting is being held to:

(1)	Elect three directors, each to serve for a term of three years to expire at our 2027 annual meeting of shareholders;

(2)	Approve, on an advisory basis, a resolution to approve the compensation of our named executive officers;

(3)	Select, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers;

(4)	Ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2025; and

(5)	Transact such other business as may properly come before the Annual Meeting.

Only shareholders of record at the close of business on the record date, July 30, 2024, are entitled to notice of, and to vote at, the Annual Meeting.

We began mailing a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) on or about August 16, 2024 to shareholders of record at the close of business on July 30, 2024. The Notice of Availability contains instructions on how to access via the Internet our letter to shareholders, this Notice of Annual Meeting of Shareholders, our 2024 Proxy Statement, our 2024 Annual Report and the form of proxy, as well as instructions on how to request a paper copy of the proxy materials.

By Order of the Board of Directors,

Joseph Y. Heuer
Vice President, General Counsel and Corporate Secretary

Columbus, Ohio	August 16, 2024

Before you vote, access the proxy materials in one of the following ways prior to the Annual Meeting:

To view ONLINE: Have available the information printed in the box found directly after “Control #” provided in your Notice of Availability and visit www.proxyvote.com 24 hours a day, seven days a week, prior to the voting deadline at 11:59 p.m., Eastern Daylight Time, on September 24, 2024.

To view USING YOUR MOBILE DEVICE: Scan the QR barcode found on your proxy card or Notice of Availability.

To receive a PAPER or E-MAIL* copy:

You must request a paper or e-mail copy of the proxy materials. There is no charge for requesting a copy. Please choose one of the following methods to make your request:

By Internet: www.proxyvote.com	By Telephone: 1-800-579-1639	By E-Mail*: sendmaterial@proxyvote.com

*If you request proxy materials by e-mail, please send a blank e-mail including in the subject line the information that is printed in the box found directly after “Control #” provided in your Notice of Availability. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 11, 2024 to facilitate timely delivery of the proxy materials.

WORTHINGTON STEEL, INC.

100 West Old Wilson Bridge Road

Columbus, Ohio 43085

(614) 438-3210

www.worthingtonsteel.com

2024 PROXY STATEMENT

Dated: August 16, 2024

FOR THE ANNUAL MEETING OF SHAREHOLDERS

To Be Held On September 25, 2024

	Page		Page

Summary	1	Compensation of Directors	66

General Information	6	Equity Compensation Plan Information	68

Security Ownership of Certain Beneficial Owners and Management	10	Proposal 2: Advisory Vote to Approve the Compensation of the NEOs	70

Corporate Governance	12	Proposal 3: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation	71

Transactions With Certain Related Persons	21	Proposal 4: Ratification of the Selection of Independent Registered Public Accounting Firm	72

Proposal 1: Election of Directors	25	Audit Committee Matters	73

Executive Compensation	30	Miscellaneous Items	76

Compensation Discussion and Analysis	30	Householding of Annual Meeting Materials	76

Compensation Committee Report	48	Shareholder Proposals for 2025 Annual Meeting	76

Fiscal 2024 Summary Compensation Table	49	Future Electronic Access to Proxy Materials and Annual Report	77

Grants of Plan-Based Awards	51	Annual Report on Form 10-K	77

Outstanding Equity Awards at Fiscal 2024 Year-End	53	References	77

Option Exercises and Stock Vested	55	Other Business	77

Non-Qualified Deferred Compensation	56	Appendix I – Companies in Comparator Group	I-1

Fiscal 2025 NEO Compensation	57

Potential Payments Upon Change in Control	58

CEO Pay Ratio	61

Pay Versus Performance	62

Summary

This summary highlights information about Worthington Steel, Inc., an Ohio corporation (“Worthington Steel”), and, where appropriate, its subsidiaries (together with Worthington Steel, “we”, “our”, “us” or the “Company”), and certain information contained in this 2024 Proxy Statement (this “Proxy Statement”) for our annual meeting of shareholders to be held on Wednesday, September 25, 2024, beginning at 8:30 a.m., Eastern Daylight Time (the “Annual Meeting”). This summary does not contain all of the information that you should consider in voting the common shares, no par value, of the Company (the “common shares”) that you hold, and you should read the entire Proxy Statement carefully before voting.

We were a business segment and wholly owned subsidiary of Worthington Enterprises, Inc. (f/k/a Worthington Industries, Inc.)(“Worthington Enterprises” or “WOR”) prior to our separation into a standalone publicly-traded company on December 1, 2023 (the “Separation”).

For more additional information regarding our performance for the fiscal year ended May 31, 2024 (“fiscal 2024”), please review our Annual Report on Form 10-K for fiscal 2024 (the “2024 Form 10-K”) filed with the United States (“U.S.”) Securities and Exchange Commission (the “SEC”) on August 2, 2024. Other than the common shares, we do not have any outstanding voting securities.

Virtual Meeting: The Annual Meeting will be a virtual meeting, which means that you will be able to participate in the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast, by visiting www.virtualshareholdermeeting.com/WS2024.

You will not be able to attend the Annual Meeting in person.

How to Cast Your Vote:

Even if you plan to participate in the Annual Meeting via the live webcast, please vote as soon as possible and in any event prior to 11:59 p.m., Eastern Daylight Time, on September 24, 2024. You can vote in one of the following ways prior to the date of the Annual Meeting:

Internet	Telephone	Mail	Mobile Device

Go to www.proxyvote.com: You can use the Internet 24 hours a day to transmit your voting instructions. Have your proxy card or Notice of Internet Availability of Proxy Materials in hand when you access the website and follow the instructions.

Call 1-800-690-6903: You can use any touch-tone telephone. Have your proxy card or Notice of Internet Availability of Proxy Materials in hand when you call and follow the instructions.

If you received a printed copy of the proxy materials, you may submit your vote by completing, signing and dating your proxy card and returning it in the prepaid envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

You can view the proxy materials and vote by scanning the QR barcode on your proxy card or Notice of Internet Availability of Proxy Materials.

1 Worthington Steel | 2024 Proxy Statement • Summary

Voting Matters and Board Recommendations

Our Board of Directors (the “Board”) recommends that shareholders entitled to vote at the Annual Meeting vote as follows:

Company Proposals		Board Vote Recommendation

Proposal 1:	Elect three directors, each to serve for a term of three years to expire at our 2027 annual meeting of shareholders	FOR each nominee of the Board

Proposal 2:

Approve, on an advisory basis, a resolution to approve the compensation of the named executive officers listed in the “Fiscal 2024 Summary Compensation Table” included in this Proxy Statement (the “NEOs”)

FOR

Proposal 3:	Select, on an advisory basis, the frequency of future advisory votes to approve the compensation of our named executive officers	ONE YEAR

Proposal 4:	Ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2025 (“fiscal 2025”)	FOR

2 Worthington Steel | 2024 Proxy Statement • Summary

Director Nominees and Continuing Directors

The following table provides summary information about the three director nominees and the seven continuing directors. Additional information about each individual’s experience, qualifications, attributes and skills can be found in the “Proposal 1: Election of Directors” section in this Proxy Statement.

Name	Age	Director Since	Occupation	Board Committees

Nominees Standing for Election to the Board at the 2024 Annual Meeting of Shareholders

Geoffrey G. Gilmore	52	2023	President and Chief Executive Officer of Worthington Steel, Inc.	Executive

Carl A. Nelson, Jr.	79	2023	Independent Business Consultant	Audit* and Executive

George P. Stoe	78	2023	Lead Independent Director of Worthington Steel, Inc. and former President and Chief Operating Officer of Worthington Enterprises, Inc.	Compensation and Executive

Directors Whose Terms Continue Until the 2025 Annual Meeting of Shareholders

Jon J. Bowsher	57	2023	Chief Executive Officer of the North America division of Ortal Fireplaces	Compensation and Nominating and Governance

Charles M. Chiappone	61	2023	Retired Senior Vice President, Ceiling and Wall Solutions of Armstrong World Industries, Inc.	Compensation*

Mary Schiavo	68	2023	Member of Motley Rice LLC	Audit, Nominating and Governance* and Executive

Directors Whose Terms Continue Until the 2026 Annual Meeting of Shareholders

John B. Blystone	71	2023	Executive Chairman of Worthington Steel, Inc.	Executive*

John H. McConnell II	39	2023	Chairman of JMAC, Inc.	Executive

Nancy G. Mistretta	69	2023	Retired Partner of Russell Reynolds Associates	Audit

Sidney A. Ribeau	77	2023	Professor of Communications and former President of Howard University	Nominating and Governance

* Denotes committee Chair

3 Worthington Steel | 2024 Proxy Statement • Summary

Commitment to Shareholders and Governance

We have long operated under a strong corporate philosophy rooted in the Golden Rule with earning money for our shareholders and increasing the value of their investment as our first corporate goal. Consistent with this philosophy and our culture, we are committed to high ethical standards and sound corporate governance practices.

Strong Corporate Culture	• Culture based on long-standing corporate philosophy rooted in the Golden Rule
• First corporate goal is to earn money for our shareholders and increase the value of their investment
• Comprehensive Corporate Governance Guidelines and Code of Conduct
Board Independence	• 7 out of 10 directors are independent

• Audit, Compensation, and Nominating and Governance Committees are comprised exclusively of directors who are independent under the New York Stock Exchange (the “NYSE”) Listed Company Manual (the “NYSE Rules”) and the rules and regulations of the SEC (the “SEC Rules”)

Lead Independent Director	• Appointment of Mr. Stoe as the Lead Independent Director

• The Lead Independent Director serves as liaison between management and the non-employee directors, presides over executive sessions of non-employee directors and may call meetings of non-employee directors

Executive Sessions	• The non-employee directors regularly meet in private, executive sessions without management
• The Lead Independent Director presides at these executive sessions
Board Oversight of Risk Management	• The Board monitors our systematic approach to identifying and assessing enterprise risks we face

• The Audit Committee reviews our overall enterprise risk management program (including risks related to privacy, information security, cybersecurity, business conduct, health and safety, compliance, environmental and social matters) as well as our financial, reporting and compliance risk exposures, and the delegation of risk oversight responsibilities to other Board committees

• The Compensation Committee oversees compensation risk management
• The Nominating and Governance Committee manages risks associated with corporate governance, Board composition and the performance of the Board, its committees and the directors
Board Oversight of Corporate Social Responsibility	• Committed to living our philosophy, which includes being a good corporate citizen and environmental steward
• The Nominating and Governance Committee oversees our corporate social responsibility policies, practices and reporting
Executive Compensation	• Strong pay-for-performance philosophy
• Executive compensation is more highly leveraged than market median – base salaries are generally below market median and a higher percentage of pay is tied to at-risk incentive compensation
• Goals and targets for annual and long-term incentive plans are annually reviewed and set by the Compensation Committee
• The Compensation Committee is advised by an independent compensation consultant
• The Board recommends an annual “say-on-pay” advisory vote at the 2024 Shareholder Meeting
• Limited perquisites and benefits
• No defined benefit pension or supplemental executive retirement plan benefits
• Change in control equity vesting (for restricted stock) only if employment is also terminated (i.e., a “double trigger”)
• No employment agreements for executives
• No change in control arrangements for executives outside of shareholder-approved incentive plans
• Have never repriced or offered cash buy-outs of underwater stock options and plan provisions prohibit repricing without shareholder consent
Stock Ownership Requirements	• Non-employee directors required to hold common shares valued at five times annual cash retainer
• Each of the Executive Chairman and the Chief Executive Officer (“CEO”) required to hold common shares valued at five times annual base salary
• Executive officers required to hold common shares valued at a multiple of base salary, depending on position
• No speculative trading or hedging permitted by our directors, officers or other key employees

4 Worthington Steel | 2024 Proxy Statement • Summary

Overview of Executive Compensation Program

	SHORT-TERM CASH		LONG-TERM INCENTIVE

PAY ELEMENT	SALARY	BONUS	PERFORMANCE AWARDS	PERFORMANCE SHARES	RESTRICTED STOCK	STOCK OPTIONS

WHO RECEIVES	NEOs and other executives

AT RISK	×	✓	✓	✓	✓	✓

FORM OF PAYMENT	Cash			Equity

TYPE OF PERFORMANCE	Short-term emphasis		Long-term emphasis

PERFORMANCE PERIOD / VESTING PERIOD	Ongoing	1-year performance period	3-year performance period		3-year cliff vesting	3-year incremental vesting (one-third per year)

HOW AMOUNTS DETERMINED	Compensation Committee sets or approves	Compensation Committee sets target performance and target award, and performance determines ultimate payout			Compensation Committee sets size of award, and common share price on vesting or exercise date determines ultimate value

MOST RECENT PERFORMANCE METRICS*	N/A	EVA and Adj. EPS	EVA and Adj. EPS		Common Share Price	Common Share Price Appreciation

VALUE OF AWARD EARNED	N/A	Formulaic — Performance vs. Targets		Formulaic — Performance vs. Targets and Market Price of Common Shares	Market Price of Common Shares	Increase in Market Price of Common Shares

* “EVA” means economic value added. “Adj. EPS” or “Adjusted EPS” means adjusted earnings per diluted common share attributable to controlling interest. The bonus, performance awards and performance shares awarded to certain NEOs during the pre-Separation portion of fiscal 2024 used Adj. EPS, segment EVA and segment EBIT as performance metrics. “EBIT” means earnings before interest and taxes.

5 Worthington Steel | 2024 Proxy Statement • Summary

PROXY STATEMENT

FOR THE

WORTHINGTON STEEL, INC.

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 25, 2024

General Information

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board for use at the Annual Meeting. The Annual Meeting will be a virtual meeting, which means that you will be able to participate in the Annual Meeting, vote and submit your questions during the Annual Meeting only via live webcast by visiting www.virtualshareholdermeeting.com/WS2024. On or about August 16, 2024, we began mailing to our shareholders of record at the close of business on July 30, 2024 (the “Record Date”), a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) containing instructions on how to access the Notice of Annual Meeting of Shareholders, this Proxy Statement, the form of proxy (often referred to as a “proxy card”) and our 2024 Annual Report.

Purpose of the Annual Meeting

At the Annual Meeting, shareholders will act upon the matters outlined in the Notice of Annual Meeting of Shareholders included with this Proxy Statement. Specifically, the shareholders will be asked to: (1) elect three directors to the Board for three-year terms to expire at our 2027 annual meeting of shareholders; (2) approve, on an advisory basis, a resolution to approve the compensation of the NEOs; (3) select, on an advisory basis, the frequency of future advisory votes to approve the compensation of our named executive officers; and (4) ratify the selection of KPMG LLP (“KPMG”) as our independent registered public accounting firm for fiscal 2025.

Board’s Recommendations

Subject to revocation, all forms of proxy that are properly completed and timely received will be voted in accordance with the instructions contained therein. If no instructions are given (except in the case of broker non-votes), the persons named as proxy holders will vote the common shares in accordance with the recommendations of the Board. The Board’s recommendations are set forth together with the description of each proposal in this Proxy Statement. In summary, the Board recommends a vote:

•	“FOR” the election of the Board’s nominated slate of three directors (Proposal 1);

•	“FOR” the approval, on an advisory basis, of the resolution to approve the compensation of the NEOs (Proposal 2);

•	On an advisory basis, to conduct future advisory votes on the compensation of our named executive officers every “ONE YEAR” (Proposal 3); and

•	“FOR” the ratification of the selection of KPMG as our independent registered public accounting firm for fiscal 2025 (Proposal 4).

Shareholder Voting Rights

Only shareholders of record at the close of business on the Record Date or such shareholders’ proxies are entitled to receive notice of, and to vote at, the Annual Meeting. As of the close of business on the Record Date, there were 50,391,154 common shares outstanding and entitled to vote. Each shareholder is entitled to one vote on each matter voted upon at the Annual Meeting for each common share held. Shareholders do not have cumulative voting rights in the election of directors. All voting at the Annual Meeting will be governed by our Amended Articles of Incorporation, our Amended Regulations and the General Corporation Law of the State of Ohio.

6 Worthington Steel | 2024 Proxy Statement • General Information

Registered Shareholders and Beneficial Owners

If the common shares are registered in your name directly with our transfer agent, Broadridge Corporate Issuer Solutions, Inc. (“Broadridge”), you are considered, with respect to those common shares, a holder of record (which we also refer to as a “registered shareholder”). If you hold the common shares in a brokerage account or through a bank or other holder of record, you are considered the beneficial owner of the common shares, which is often referred to as holding the common shares in “street name”.

Voting of Common Shares Held in “Street Name”

A “broker non-vote” occurs when a beneficial owner holds the common shares in “street name” through a broker, bank or other holder of record who is considered the registered shareholder with respect to those common shares, and the beneficial owner does not provide the broker, bank or other holder of record with instructions within the required timeframe before the Annual Meeting as to how to vote the common shares on “non-routine” matters. Under the NYSE Rules, your broker, bank or other holder of record cannot vote your common shares on non-routine matters unless it receives instructions from you as to how to vote.

Proposal 1 (Election of Directors), Proposal 2 (Advisory Vote to Approve the Compensation of the NEOs) and Proposal 3 (Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation) are considered “non-routine” matters where your broker, bank or other holder of record can vote your common shares only if it receives instructions from you. Proposal 4 (Ratification of the Selection of Independent Registered Public Accounting Firm) is considered a “routine” matter.

Your broker, bank or other holder of record will send you directions on how to instruct it to vote the common shares you hold beneficially.

Access to and Participation in the Virtual Annual Meeting

We will host the Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/WS2024. You will not be able to attend the Annual Meeting in person.

Only shareholders of record at the close of business on the Record Date may participate in and vote at the Annual Meeting. Any shareholder may listen to the Annual Meeting. The webcast will start at 8:30 a.m., Eastern Daylight Time, on September 25, 2024.

Instructions on how to connect to and participate in the Annual Meeting, including how to demonstrate proof of ownership of the common shares, are posted at www.virtualshareholdermeeting.com/WS2024. If you do not have your 16-digit control number that is printed in the box found directly after “Control #” provided on your Notice of Availability or your proxy card (if you received a printed copy of the proxy materials), you will only be able to listen to the Annual Meeting.

How to Vote and Voting Deadlines

If you are a registered shareholder, there are several ways for you to vote your common shares:

•	Vote by Internet.

Before the Date of the Annual Meeting: Go to www.proxyvote.com, or, using a mobile device, scan the QR barcode on your proxy card or Notice of Availability.

You can use the Internet 24 hours a day, seven days a week, to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Daylight Time, on September 24, 2024. Have your proxy card or Notice of Availability in hand when you access the website or scan the QR barcode and follow the instructions to obtain your records and create an electronic voting instruction form.

During the Annual Meeting: Go to www.virtualshareholdermeeting.com/WS2024.

You may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the information that is shown in the box found directly after “Control #” provided on your proxy card or Notice of Availability available and follow the instructions.

7 Worthington Steel | 2024 Proxy Statement • General Information

•

Vote By Telephone: Call 1-800-690-6903. You can use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Daylight Time, on September 24, 2024. Have your proxy card or Notice of Availability in hand when you call and follow the instructions.

•

By Mail: If you received a printed copy of the proxy materials, you may submit your vote by completing, signing and dating your proxy card and returning it in the prepaid envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. Sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received by Broadridge no later than September 24, 2024 to be voted at the Annual Meeting.

If you vote via the Internet (including by using a mobile device to scan the QR barcode on your proxy card or Notice of Availability and following the prompts) or by telephone, your electronic vote authorizes the named proxy holders in the same manner as if you signed, dated and returned your proxy card. If you vote via the Internet or by telephone, do not return your proxy card.

If you are a beneficial owner of the common shares, you should have received a notice that directs you to the website where you can access our proxy materials as well as voting instructions from the broker, bank or other nominee holding the common shares. You should follow the voting instructions provided by your broker, bank or nominee in order to instruct your broker, bank or nominee on how to vote your common shares. Please note that the voting instructions provided by your broker, bank or nominee will have a voting deadline that is earlier than those listed above. The availability of telephone and Internet voting will depend on the voting process of the broker, bank or nominee. Common shares held beneficially may not be voted by the beneficial owner during our Annual Meeting.

How to Revoke or Change Your Vote after Submitting Your Proxy

If you are a registered shareholder, you may revoke or change your vote at any time before the final vote at the Annual Meeting by:

•	signing and returning a new proxy card with a later date – only your latest completed, signed and dated proxy card received by September 24, 2024, will be counted;

•

submitting a later-dated vote by telephone or via the Internet (including by using a mobile device to scan the QR barcode on your proxy card or Notice of Availability and following the prompts) – only your latest telephone or Internet voting instructions received by 11:59 p.m., Eastern Daylight Time, on September 24, 2024, will be counted;

•	participating in the Annual Meeting live via the Internet and voting during the Annual Meeting; or

•	delivering a written revocation to our Secretary at 100 West Old Wilson Bridge Road, Columbus, Ohio 43085, that is received no later than 5:00 p.m., Eastern Daylight Time, on September 24, 2024.

If you are a beneficial owner of the common shares, you must contact the broker, bank or other nominee holding your common shares and follow the instructions of the broker, bank or other nominee for revoking or changing your vote.

Notice of Internet Availability of Proxy Materials

In accordance with rules adopted by the SEC, instead of mailing a printed copy of our proxy materials to each shareholder of record, we are permitted to furnish our proxy materials, including the letter to shareholders, Notice of Annual Meeting of Shareholders, this Proxy Statement, our 2024 Annual Report and the form of proxy, by providing access to such documents on the Internet. Generally, shareholders will not receive printed copies of the proxy materials unless they request them.

A Notice of Availability that provides instructions for accessing our proxy materials via the Internet has been mailed directly to registered shareholders. The Notice of Availability also provides instructions regarding how registered shareholders may vote their common shares via the Internet. Registered shareholders who prefer to receive a paper or e-mail copy of our proxy materials must follow the instructions provided in the Notice of Availability for requesting such proxy materials.

The Notice of Availability only identifies the items to be voted on at the Annual Meeting. You cannot vote by marking the Notice of Availability and returning it. The Notice of Availability provides instructions on how to cast your vote.

8 Worthington Steel | 2024 Proxy Statement • General Information

A notice that directs beneficial owners of the common shares to the website where they can access our proxy materials should be forwarded to each beneficial owner by the broker, bank or other holder of record who is considered the registered shareholder with respect to the common shares of the beneficial owner. Such broker, bank or other holder of record should also provide each beneficial owner of the common shares with instructions on how the beneficial owner may request a paper or e-mail copy of our proxy materials. Beneficial owners have the right to direct their broker, bank or other holder of record on how to vote their common shares by following the voting instructions they receive from their broker, bank or other holder of record.

To enroll in the electronic delivery service for future shareholder meetings, use your Notice of Availability (or proxy card, if you received a printed copy of the proxy materials) to register online at www.proxyvote.com and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

Quorum and Tabulation of Voting Results

Tabulation of the votes cast at the Annual Meeting will be performed by Broadridge and such tabulation will be inspected by the inspector of election for the Annual Meeting that is appointed by the Board. The presence, in person or by proxy, of the holders of one-third of the outstanding common shares entitled to vote at the Annual Meeting will constitute a quorum, permitting us to conduct business at the Annual Meeting. If you are a registered shareholder and submit a proxy, your common shares will be counted to determine whether we have a quorum even if you abstain or fail to provide voting instructions on any of the proposals described in this Proxy Statement and listed on the form of proxy. If your common shares are held in the name of your broker, bank or other nominee, and you do not instruct your broker, bank or other nominee how to vote your common shares, those common shares will still be counted for purposes of determining the presence or absence of a quorum for the transaction of business if your broker, bank or other nominee submits a proxy.

Proxy Solicitation Costs

This solicitation of proxies is made by and on behalf of the Board. In addition to mailing the Notice of Availability (or, if applicable, paper copies of our proxy materials) to registered shareholders as of the close of business on the Record Date, the brokers, banks and other nominees holding the common shares for beneficial owners must provide a notice as to where such beneficial owners may access our proxy materials in order that such common shares may be voted. Solicitation may also be made by our directors, officers and other employees telephonically, electronically or by other means of communication. Our directors, officers and employees who assist with the solicitation will not be specially compensated for those services, but they may be reimbursed for their out-of-pocket expenses incurred in connection with the solicitation. In addition, we have retained Broadridge to aid in the solicitation of proxies with respect to common shares held by broker/dealers, financial institutions and other custodians, fiduciaries and nominees, for a fee of approximately $17,000, plus out-of-pocket expenses.

We will reimburse Broadridge, as well as brokers, banks or other holders of record, for their reasonable costs in sending our proxy materials to the beneficial owners of the common shares entitled to vote at the Annual Meeting. We will bear the costs incurred in connection with the solicitation of proxies on behalf of the Board, other than the Internet access or telephone usage fees which may be charged to shareholders.

9 Worthington Steel | 2024 Proxy Statement • General Information

Security Ownership of Certain Beneficial Owners and Management

The following table furnishes as of the Record Date (unless otherwise noted below), with respect to each person known to us to be the beneficial owner of more than 5% of our outstanding common shares, the name and address of such owner and the number and percentage of outstanding common shares beneficially owned (as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Outstanding Common Shares (2)
John P. McConnell 200 West Old Wilson Bridge Road, Columbus, OH 43085	17,134,583 (3)	34%
BlackRock, Inc. 50 Hudson Yards, New York, NY 10001	4,934,886 (4)	10.0%
The Vanguard Group 100 Vanguard Blvd., Malvern, PA 19355	5,246,781 (5)	10.6%

(1)	Except as otherwise indicated by footnote, each named beneficial owner has sole voting power and sole dispositive power over the listed common shares.
(2)

The “Percent of Outstanding Common Shares” is calculated by dividing (a) the aggregate amount of common shares beneficially owned by each reporting person, as reported by such person and disclosed in the table above by (b) the sum of (i) 50,391,154 common shares outstanding on the Record Date and (ii) the number of common shares, if any, as to which the named beneficial owner has the right to acquire beneficial ownership upon the exercise of stock options which are currently exercisable or which will first become exercisable within 60 days after the Record Date (collectively, “Currently Exercisable Options”).

(3)

Includes 12,415,982 common shares held of record by JMAC, Inc. (“JMAC”), a private investment company substantially owned, directly or indirectly, by Mr. McConnell and members of his family. The directors of JMAC have granted Mr. McConnell sole voting power and sole dispositive power with respect to these 12,415,982 common shares. JMAC has the right to receive the dividends from and the proceeds from the sale of, such 12,415,982 common shares. Includes 2,428,312 common shares held of record by an independent corporate trustee in trust for the benefit of Mr. McConnell and his sister. The independent corporate trustee has voting power and dispositive power over such common shares; however, the trustee’s investment decisions are subject to the prior approval or disapproval of Mr. McConnell and, accordingly, Mr. McConnell may be deemed to “share” dispositive power with the trustee. Mr. McConnell has the right to change the independent corporate trustee; however, any successor trustee appointed by Mr. McConnell must be an independent corporate trustee. Includes 8,173 common shares held by Mr. McConnell as custodian for the benefit of his son, who is a minor. Includes 7,343 common shares held by Mr. McConnell’s wife as custodian for the benefit of her son, who is a minor. For purposes of Rule 13d-3 under the Exchange Act, Mr. McConnell may be deemed to hold shared voting power and shared dispositive power over such 7,343 common shares. Includes 123,000 common shares held by The McConnell Educational Foundation for the benefit of third parties, of which Mr. McConnell is one of three trustees and shares voting power and shares dispositive power. Mr. McConnell disclaims beneficial ownership of these 123,000 common shares. Includes 118,000 common shares held by The McConnell Family Trust of which Mr. McConnell is co-trustee and has sole voting power and sole dispositive power. Includes 255,875 common shares held by the Margaret R. McConnell Trust f/b/o Margaret Kollis, of which Mr. McConnell is trustee and has sole voting power and sole dispositive power. Includes 44,250 common shares held in the McConnell 2020 LAE Trust, an irrevocable trust for the benefit of the son of Mr. McConnell’s wife as to which she serves as the trustee. For purposes of Rule 13d-3 under the Exchange Act, Mr. McConnell may be deemed to hold shared voting power and shared dispositive power over such 44,250 common shares. Includes an aggregate of 398,000 common shares held in four separate irrevocable trusts (with each irrevocable trust holding 99,500 common shares), with each such irrevocable trust having the same independent individual trustee who is not related to Mr. McConnell. The independent individual trustee has voting and dispositive power over such 398,000 common shares; however, Mr. McConnell has the right to reacquire the assets of each trust by substituting property of an equivalent value. Accordingly, Mr. McConnell may be deemed to share dispositive power with the independent individual trustee. As of August 1, 2024, an aggregate of 316,907 common shares held by JMAC and by Mr. McConnell had been pledged as security to various financial institutions, in connection with both investment and personal loans.

(4)

Information is based on Amendment No. 1 to Schedule 13G, filed with the SEC on July 8, 2024, by BlackRock, Inc. (together with its subsidiaries, “BlackRock”). BlackRock reported sole voting power as to 4,867,799 of the common shares and sole dispositive power as to 4,934,886 of the common shares reported to be beneficially owned by BlackRock at June 30, 2024. The beneficial ownership of BlackRock may have changed prior to our filing of this Proxy Statement.

(5)

Information is based on Amendment No. 1 to Schedule 13G, filed with the SEC on April 10, 2024, by The Vanguard Group (together with its subsidiaries, “Vanguard”). Vanguard reported shared voting power as to 19,931 of the common shares, sole dispositive power as to 5,192,525 of the common shares and shared dispositive power as to 54,256 of the common shares reported to be beneficially owned by Vanguard at March 28, 2024. The beneficial ownership of Vanguard may have changed prior to our filing of this Proxy Statement.

10 Worthington Steel | 2024 Proxy Statement • Security Ownership of Certain Beneficial Owners and Management •

The following table furnishes the number and percentage of outstanding common shares beneficially owned (as determined in accordance with Rule 13d-3 under the Exchange Act) by: (a) each of our current directors; (b) each of our director nominees; (c) each NEO; and (d) all of our current directors and executive officers as a group, in each case as of the Record Date.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Outstanding Common Shares (2)

Timothy A. Adams	61,697	*

John B. Blystone	226,235	*

Jon J. Bowsher	5,183 (3)	*

Charles M. Chiappone	7,033 (3)	*

Geoffrey G. Gilmore	335,319	*

Joseph Y. Heuer	6,239	*

Jeff R. Klingler	106,162	*

John H. McConnell II	32,957 (3)	*

Nancy G. Mistretta	5,183 (3)	*

Carl A. Nelson, Jr.	85,583 (3)	*

Sidney A. Ribeau	129,225 (3)	*

Mary Schiavo	104,742 (3)	*

George P. Stoe	7,590 (3)	*

Michaune D. Tillman	4,784	*

All current Directors and Executive Officers as a Group	1,117,932 (4)(5)	2.2%

* Denotes ownership of less than 1% of the outstanding common shares.

(1)

Except as otherwise indicated by footnote, each named beneficial owner has sole voting power and sole dispositive power over the listed common shares or shares voting power and/or dispositive power with his or her spouse. The amounts set forth include the following Currently Exercisable Options: Mr. Adams, 24,001; Mr. Gilmore, 22,174; and Mr. Klingler, 11,838. The amounts set forth also include for Mr. Gilmore and Mr. Klingler, 38,840 and 2,419 shares in the NQDC Plan and for Mr. Ribeau and Ms. Schiavo, 60,592 and 18,753 shares in the Directors DC Plan.

(2)

The “Percent of Outstanding Common Shares” is calculated by dividing (a) the aggregate amount of common shares beneficially owned by each reporting person, as reported by such person and disclosed in the table above by (b) the sum of (i) 50,391,154 common shares outstanding on the Record Date, and (ii) the number of common shares, if any, as to which the named person or group has the right to acquire beneficial ownership upon the exercise of Currently Exercisable Options.

(3)

Includes the following number of restricted common shares, which will vest on September 27, 2023: (a) for Mr. Bowsher, Mr. Chiappone, Mr. McConnell and Ms. Mistretta, 5,183 restricted common shares; (b) for Mr. Nelson, Dr. Ribeau and Ms. Schiavo, 7,428 restricted common shares; and (c) for Mr. Stoe 7,590 restricted common shares. For further information concerning the terms of the restricted common shares granted to non-employee directors, see footnote (6) below.

(4)

The number of common shares shown as beneficially owned by our current directors and executive officers as a group includes 58,013 common shares subject to Currently Exercisable Options and 280,018 restricted common shares. See footnote (5) below for more information on the restricted common shares. The number shown does not include any common shares issuable in connection with the performance shares awarded to NEOs and other executive officers, as to which the performance period has not ended, and the applicable vesting dates have not yet occurred. The number of common shares shown for all current directors and executive officers as a group includes the common shares beneficially owned by five executive officers not individually identified. Restricted common shares held by executive officers not named in this table are not listed individually.

(5)

The restricted common shares granted to our executive officers and non-employee directors are held in escrow by us and may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the restrictions thereon have lapsed. Each holder of restricted common shares may exercise any voting rights associated with the restricted common shares during the restriction period. In addition, any dividends or distributions paid with respect to the common shares underlying the restricted common shares will be held by us in escrow during the restriction period and, at the end of the restriction period, will be distributed or forfeited in the same manner as the restricted common shares with respect to which they were paid. For further information regarding the restricted common shares granted to our executive officers and non-employee directors, please see the tables and accompanying narrative discussion in the “Executive Compensation” and “Compensation of Directors — Equity Grants” sections of this Proxy Statement.

11 Worthington Steel | 2024 Proxy Statement • Security Ownership of Certain Beneficial Owners and Management •

Corporate Governance

Corporate Governance Guidelines
Upon the recommendation of the Nominating and Governance Committee, in accordance with NYSE Rules, the Board has adopted the Corporate Governance Guidelines to promote the effective functioning of the Board and its committees and to reflect our commitment to high standards of corporate governance. The Board, with the assistance of the Nominating and Governance Committee, periodically reviews the Corporate Governance Guidelines to ensure they comply with all applicable requirements. The Corporate Governance Guidelines are available on the “Governance” page of the “Investors” section of our website located at www.worthingtonsteel.com
.
Code of Conduct
In accordance with NYSE Rules and SEC Rules, the Board adopted the Worthington Steel, Inc. Code of Conduct (the “Code of Conduct”) to serve as the ethical and legal standards for our directors, officers and employees. The Code of Conduct reinforces our commitment to adhere to high standards of business ethics. The Code of Conduct also establishes ethical principles by which our principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions are expected to conduct themselves in carrying out their duties and responsibilities. The Code of Conduct is available on the “Governance” page of the “Investors” section of our website located at www.worthingtonsteel.com, and we intend to post on such website page any amendments to or waivers from provisions of the Code of Conduct related to the elements listed under Item 406(b) of SEC Regulation
S-K.
Insider Trading Policy
We have adopted the Worthington Steel, Inc. Insider Trading Policy (the “Insider Trading Policy”) to govern purchases, sales and other dispositions of our securities by our directors, officers and employees. The Insider Trading Policy is reasonably designed to promote compliance with
insider trading law, rules and regulations as well as NYSE Rules. The Insider Trading Policy also provides that the Company will not engage in transactions in its securities while aware of material nonpublic information relating to the Company or its securities, except pursuant to a trading plan intended to comply with SEC Rule
10b5-1
that is entered into and maintained in compliance with the Insider Trading Policy and applicable law.
Director Independence
Pursuant to the Corporate Governance Guidelines, a director is determined to be independent if he or she is independent of management and has no material relationship with us, either directly or indirectly as a partner, shareholder or officer (or similar position) of an entity that has such a relationship with us, as affirmatively determined by the Board. The Board observes all additional criteria for independence required under NYSE Rules, SEC Rules or other applicable laws and regulations.
The Board has been advised of the nature and extent of any direct or indirect personal and business relationships between us and each director and director nominee or any entities for which any director or director nominee is a partner, officer, employee or shareholder. The Board has reviewed, considered and discussed such relationships, and the compensation which each director or director nominee has received, directly or indirectly, from us, in order to determine whether each director and director nominee meets the independence requirements of the Corporate Governance Guidelines, the NYSE Rules and the SEC Rules. The Board has affirmatively determined that (a) none of Mr. Bowsher, Mr. Chiappone, Ms. Mistretta, Mr. Nelson, Dr. Ribeau, Ms. Schiavo or Mr. Stoe (each, an “Independent Director” and collectively, the “Independent Directors”) has any relationship with us, either directly or indirectly, including, without limitation, any commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationship, which: (i) interfered, interferes or may interfere, with his or her independence from management and us or the exercise of his or her independent judgment, (ii) would be inconsistent with a determination of independence under applicable NYSE Rules and SEC Rules, or (iii) would impair his or her independence under the Corporate Governance Guidelines; and (b) each of the Independent Directors qualifies as independent under the Corporate Governance Guidelines. As required by applicable NYSE Rules, the Independent Directors represent a majority of our directors. Mr. Blystone does not qualify as independent under NYSE Rules, SEC Rules or the Corporate Governance Guidelines because he is employed as our Executive Chairman.

Worthington Steel | 2024 Proxy Statement
• Corporate Governance

Mr. Gilmore does not qualify as independent under NYSE Rules, SEC Rules or the Corporate Governance Guidelines because he is employed as our President and CEO. Mr. McConnell does not qualify as independent due to his employment with WOR within the past three years.

Barring any unusual circumstances, the Board has determined that a director’s independence would not be impaired if: (a) the director is an executive officer or an employee (or his or her immediate family member is an executive officer or an employee) of a company that makes payments to, or receives payments from, us for property or services performed in the ordinary course of business in an amount which, in any single fiscal year, does not exceed the greater of $1,000,000 or 2% of such other company’s consolidated gross revenues; (b) we make contributions to a scholastic or charitable tax-exempt organization for which the director (or his or her immediate family member) serves as either a member of the board of directors (or similar governing body) or an officer if the contributions, in any single fiscal year, do not exceed the greater of $500,000 or 1% of the total contributions received by that tax-exempt organization during such fiscal year; or (c) we use facilities (dining facilities, clubs, etc.) in which the director is a greater than 5% owner if charges to us are consistent with charges paid by unrelated third parties and are fair, reasonable and consistent with those for similar services available at similar facilities, as long as the charges do not reach other thresholds under applicable NYSE Rules which would disqualify a director from being independent.

The Board specifically considered a number of circumstances in the course of reaching the conclusion that the Independent Directors qualify as independent under the Corporate Governance Guidelines as well as applicable NYSE Rules and SEC Rules, including the relevant relationships described below in the section captioned “Transactions With Certain Related Persons” in this Proxy Statement.

Nominating Procedures

The Board’s Nominating and Governance Committee has responsibility for providing oversight on a broad range of issues surrounding the composition and operation of the Board, including identifying candidates qualified to become directors and recommending director nominees to the Board.

When considering candidates for the Board, the Nominating and Governance Committee evaluates the entirety of each candidate’s credentials but does not have specific eligibility requirements or minimum qualifications which must be met by a Nominating and Governance Committee-recommended nominee and has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. The Nominating and Governance Committee considers those factors it deems appropriate, including, but not limited to, independence, judgment, skill, diversity, strength of character, ethics and integrity, experience with businesses or organizations of comparable size or scope, experience as an executive of or adviser to public and private companies, experience and skill relative to other Board members, specialized knowledge or expertise, and the desirability of the candidate’s membership on the Board and any committees of the Board. Depending on the current needs of the Board, the Nominating and Governance Committee may weigh certain factors more or less heavily. The Nominating and Governance Committee does, however, believe that all members of the Board should have strong character and integrity, a reputation for working constructively with others, sufficient time to devote to Board matters, and no conflict of interest that would interfere with his or her performance as a director.

While the Board and the Nominating and Governance Committee do not have specific eligibility requirements and do not, as a matter of course, weigh any of the factors they deem appropriate more heavily than others, both the Board and the Nominating and Governance Committee believe that, as a group, the directors should have diverse backgrounds and qualifications. We believe that the members of the Board, as a group, have such backgrounds and qualifications.

The Nominating and Governance Committee considers candidates for the Board from any reasonable source, including shareholder recommendations, but does not evaluate candidates differently based on the source of the recommendation. The process for seeking and vetting additional director candidates is ongoing and is not dependent upon the existence of a vacancy on the Board. Accordingly, the Board believes that this ongoing identification of qualified candidates functions as an appropriate director succession plan. Pursuant to its charter, the Nominating and Governance Committee has the authority to retain consultants and search firms to assist with the process of identifying and evaluating director candidates and to approve the fees and other retention terms for any such consultant or search firm. The Nominating and Governance Committee has never used a consultant or search firm for such purpose, and, accordingly, we have paid no such fees, and all director nominees in this Proxy Statement were recommended by a non-employee director or our Executive Chairman.

13 Worthington Steel | 2024 Proxy Statement • Corporate Governance

Shareholders may recommend director candidates for consideration by the Nominating and Governance Committee by sending the recommendation to the Chair of the Nominating and Governance Committee, in care of our Secretary, to our executive offices at 100 West Old Wilson Bridge Road, Columbus, Ohio 43085. The recommendation must include the candidate’s name, age, business address, residence address and principal occupation. The recommendation must also describe the qualifications, attributes, skills or other qualities possessed by the recommended director candidate. A written statement from the candidate consenting to serve as a director, if elected, and a commitment by the candidate to meet personally with Nominating and Governance Committee members must accompany any such recommendation.

The Board, taking into account the recommendations of the Nominating and Governance Committee, selects nominees for election as directors at each Annual Meeting. In addition, shareholders wishing to nominate directors may do so, provided they comply with our Amended Articles of Incorporation, our Amended Regulations and SEC Rules. In order to nominate an individual for election as a director at a meeting, a shareholder must give written notice of the shareholder’s intention to make such nomination. The notice must be sent to our Secretary, and either delivered in person to, or mailed to and received at, our principal executive offices at 100 West Old Wilson Bridge Road, Columbus, Ohio 43085, no earlier than 120 days prior to and not less than 90 days prior to the first anniversary of the date of the prior year’s annual meeting of shareholders; provided, however, that if (1) the annual meeting of shareholders is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the prior year’s annual meeting of shareholders or (2) no annual meeting of shareholders was held during the prior year, to be timely, a shareholder’s notice must be delivered to or mailed and received at our principal executive offices by (a) no earlier than 120 days prior to such annual meeting of shareholders and (b) no later than the later of 90 days prior to such annual meeting of shareholders and 10 days after the day on which the notice of such annual meeting of shareholders was made in accordance with our Amended Regulations and Ohio law . In no event may a nominating shareholder provide notice with respect to a greater number of director candidates than are subject to election by shareholders at the applicable meeting. Our Secretary will deliver any shareholder notice received in a timely manner to the Nominating and Governance Committee for review. Each shareholder notice must include the information required by our Amended Articles, our Amended Regulations and SEC rules, including, as to each individual the shareholder proposes to nominate for election as a director: (a) the name, age, business address and, if known, residence address of the proposed nominee; (b) the principal occupation or employment of the proposed nominee; (c) the number of common shares beneficially owned by the proposed nominee; (d) a description of any direct or indirect material interest in any material contract or agreement between or among the nominating shareholder, on the one hand, and each candidate for nomination or his or her respective associates or any other participants in such solicitation, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under SEC Regulation S-K if such nominating shareholder were the “registrant” for purposes of such rule and the candidate for nomination were a director or executive officer of such registrant; (e) any other information relating to the proposed nominee that is required to be disclosed concerning nominees in proxy solicitations under SEC Rules, including the individual’s written consent to be named in the proxy statement as a nominee and to serve as a director, if elected; and (f) a completed and signed questionnaire, representation and agreement as provided for in our Amended Regulations. The nominating shareholder must also provide (i) the name and address of the nominating shareholder and (ii) the number of common shares beneficially owned by the nominating shareholder. No individual may be elected as a director unless he or she has been nominated by a shareholder in the manner described above or by the Board or the Nominating and Governance Committee.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board is currently comprised of Mr. Chiappone (Chair), Mr. Bowsher and Mr. Stoe. No member of the Compensation Committee is a present or past employee or officer of ours or has, during fiscal 2024 and through the date of this Proxy Statement, had a material interest in any related person transaction, as defined in Item 404 of SEC Regulation S-K. During fiscal 2024 and through the date of this Proxy Statement, none of our executive officers has served on the board of directors or compensation committee (or other committee performing equivalent functions) of any other entity, whose executive officers served on the Board or the Compensation Committee.

Communications with the Board

The Board believes it is important for shareholders and other interested persons to have a process by which to send communications to the Board and its individual members, including the Lead Independent Director. Accordingly, shareholders and other interested persons who wish to communicate with the Board, the non-employee directors as a group, the Independent Directors as a group, the Lead Independent Director or any other individual director may do so by

14 Worthington Steel | 2024 Proxy Statement • Corporate Governance

addressing such correspondence to the name(s) of the specific director(s), to the “Non-Employee Directors” as a whole, to the “Independent Directors” as a whole or to the “Board of Directors” as a whole, and sending it in care of our Secretary, to our executive offices at 100 West Old Wilson Bridge Road, Columbus, Ohio 43085. The mailing envelope must contain a clear notation indicating that the enclosed correspondence is a “Shareholder/Interested Person – Non-Employee Director Communication”, “Shareholder/Interested Person – Independent Director Communication”, “Shareholder/Interested Person – Board Communication”, “Shareholder/Interested Person – Lead Independent Director Communication”, or “Shareholder/Interested Person – Director Communication”, as appropriate. All such correspondence must identify the author as a shareholder or other interested person (identifying such interest) and clearly indicate whether the communication is directed to all members of the Board, to the “Non-Employee Directors” as a whole, to the “Independent Directors” as a whole or to a certain specified individual director(s). Copies of all such correspondence will be circulated to the appropriate director(s). Correspondence marked on the exterior as “personal and confidential” will be delivered to the identified recipient(s) without opening. There is no screening process in respect of communications from shareholders or other interested persons. The process for forwarding communications to the appropriate Board member(s) has been approved by the Independent Directors.

Questions, complaints and concerns may also be submitted to our directors through our Worthington Steel Code of Conduct & Ethics Line website at www.worthingtonsteel.ethicspoint.com or by calling 844-857-1391 inside the United States and Canada.

Corporate Citizenship and Sustainability Highlights

In addition to our commitment to high ethical standards and sound corporate governance practices, which are summarized in the “Commitment to Shareholders / Governance” section in this Proxy Statement, we are dedicated to responsible corporate citizenship. Although our approach to corporate citizenship is ever evolving, our primary focus remains our people, our community and our environmental footprint. We are constantly seeking to improve on and rely on our Philosophy rooted in the Golden Rule to guide us through all aspects of corporate citizenship and sustainability.

In line with our people-first Philosophy, our employees have always been, and will always be, our most important asset. As such, we are continually focused on creating and maintaining a strong corporate culture. Our culture provides employees with opportunities for personal and professional development, as well as community engagement, all of which we believe contribute to our overall success. We have repeatedly been recognized as a top place to work and we offer our employees competitive pay and above-market benefits, as compared to others in our industry, all while focusing on safety, wellness and promoting a diverse and inclusive culture.

Our Philosophy guides and encourages us to practice good citizenship which is reflected in our employees’ efforts in our communities. Through financial contributions to not-for-profit organizations and volunteering, we are working to improve the quality of life in the communities where we live and work. We believe that together, better is possible at work and in our communities.

We have always made protecting our people and the environment a top priority. We have demonstrated our commitment to environmentally responsible operations by conforming to international standards for environmental management (ISO 14001) and reducing our impact on the environment in multiple areas of our global business. In addition, we have sought continuous improvement in our health and safety programs, which follow ISO 45001 standards, and regularly have an industry-leading safety record.

Meetings of the Board

Following the Separation, the Board held two meetings during fiscal 2024. During fiscal 2024, except for Mr. Gilmore, each incumbent director attended at least 75% of the aggregate of (a) the total number of meetings held by the Board during the period such director served, and (b) the total number of meetings held by all committees of the Board on which such director served during the period such director served.

The Board and our management are committed to effective corporate governance practices. The Corporate Governance Guidelines describe the governance principles and procedures by which the Board functions. The Board will annually review and update, as appropriate, the Corporate Governance Guidelines and the charters of the committees of the Board in response to corporate governance developments, including changes in NYSE Rules and SEC Rules, and recommendations by

15 Worthington Steel | 2024 Proxy Statement • Corporate Governance

directors in connection with Board and Board committee evaluations. In accordance with the Corporate Governance Guidelines and NYSE Rules, our non-employee directors regularly meet (without management present) in executive session at such times as the non-employee directors deem necessary or appropriate. Additionally, all directors determined by the Board as meeting the independence requirements of the Corporate Governance Guidelines, the NYSE Rules and the SEC Rules meet in executive session (without management or non-independent directors) at least once annually. These executive sessions are typically held in conjunction with regularly scheduled Board meetings and are led by the Lead Independent Director, and appropriate feedback from these sessions is given to the CEO and the Executive Chairman.

Board Member Attendance at Annual Meetings of the Shareholders

We do not have a formal policy with respect to attendance by our directors at annual meetings of the shareholders. The Annual Meeting will be our first annual meeting of the shareholders following the Separation.

Board Leadership Structure

The Board is led by Mr. Blystone, who has been a director and Executive Chairman since the Separation in December 2023. The Board is currently comprised of Mr. Blystone, Mr. Gilmore and 8 non-employee directors. Mr. Stoe is our Lead Independent Director.

The Board has four standing committees: Audit, Compensation, Nominating and Governance, and Executive. Each of the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee is chaired by a separate Independent Director and is comprised solely of Independent Directors. Detailed information on each Board committee is contained in the section captioned “Corporate Governance — Committees of the Board” in this Proxy Statement.

We do not have a fixed policy regarding whether the offices of Chairman of the Board and CEO should be vested in the same person or two different people. The Board believes having Mr. Blystone in the role of Executive Chairman of the Board and Mr. Gilmore as the CEO, while maintaining a Lead Independent Director, is an effective management structure, and that the structure promotes the development and execution of our business strategy and facilitates effective oversight by the Board, which are essential to effective governance. The Board believes that its current leadership structure supports the risk oversight function of the Board. Having the roles of CEO and Chairman of the Board filled by separate individuals allows the CEO to lead senior management in its supervision of the Company’s day-to-day business operations, including the identification, assessment and mitigation of material risks, and allows the Chairman of the Board to lead the Board in its oversight of the Company’s risk assessment and risk management activities. The Board believes that its strong governance practices, including its supermajority of independent directors, the separation of the Chairman of the Board and CEO roles, and the clearly-defined Lead Independent Director responsibilities, provide an appropriate balance among strategy development, operational execution and independent oversight of the Company.

The Board periodically reviews our leadership structure and retains the authority to modify the structure, as and when appropriate, to address our then current circumstances.

Lead Independent Director

Upon the Separation, we established a Lead Independent Director position and appointed Mr. Stoe as the Lead Independent Director. A copy of our Lead Independent Director Charter is available on the “Governance” page of the “Investors” section of our website located at www.worthingtonsteel.com. In addition to the other duties more fully described in our Lead Independent Director Charter, Lead Independent Director is responsible for:

•

advising the Chairman of the Board and the CEO regarding the information, agenda and meeting schedules for the Board and Board committees, and as to the quality, quantity and timeliness of the information submitted to the Board by our management that is necessary or appropriate for the non-employee directors to effectively and responsibly perform their duties;

•	recommending to the Chairman of the Board and the CEO the retention of advisers and consultants who report directly to the Board;

•	assisting the Board, the Nominating and Governance Committee and our officers in ensuring compliance with and implementation of the Corporate Governance Guidelines;

16 Worthington Steel | 2024 Proxy Statement • Corporate Governance

•

calling meetings of the non-employee and independent directors, developing the agenda for and serving as chairman of the executive sessions, and serving as principal liaison between the non-employee and independent directors and the Chairman of the Board and the CEO;

•

working with the Nominating and Governance Committee, the Chairman of the Board and the CEO to recommend the membership of the various Board committees, as well as the selection of Board committee chairs;

•	serving as chair of meetings of the Board when the Chairman of the Board is not present;

•	being available for consultation and direct communications with our shareholders, if requested and appropriate; and

•	performing such other duties as the Board may determine.

Committees of the Board

The Board has four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Governance Committee, and the Executive Committee. The charter for each committee has been reviewed and approved by the Board and is available on the “Governance” page of the “Investors” section of our website located at www.worthingtonsteel.com.

Director	Audit Committee	Compensation Committee	Nominating and Governance Committee	Executive Committee

Mr. Blystone

Mr. Bowsher*

Mr. Chiappone*

Mr. Gilmore

Mr. McConnell

Ms. Mistretta*

Mr. Nelson*

Dr. Ribeau*

Ms. Schiavo*

Mr. Stoe*

*Independent Director

Chairperson     Member     Audit Committee Financial Expert

Audit Committee

The Board has determined that each member of the Audit Committee qualifies as an independent director under the Corporate Governance Guidelines, NYSE Rules and SEC Rule 10A-3. The Board believes each member of the Audit Committee is qualified to discharge his or her duties on our behalf and satisfies the financial literacy requirement of the NYSE Rules. The Board has also determined that each of Ms. Mistretta and Mr. Nelson qualifies as an “audit committee financial expert”, as that term is defined in Item 407(d)(5) of SEC Regulation S-K, by virtue of their respective experience, including as described in Proposal 1 (Election of Directors) of this Proxy Statement. No member of the Audit Committee serves on the audit committee of more than two other public companies.

The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is organized and conducts its business pursuant to a written charter. The primary responsibility of the Audit Committee is to assist the Board in the oversight of the financial and accounting functions, controls, reporting processes and audits. Specifically, the Audit Committee appoints and evaluates our independent registered public accounting firm and approves the audit engagement, including fees and terms, and non-audit engagements, if any, of such firm. The Audit Committee, on behalf of the Board, reviews, monitors and evaluates: (a) our consolidated financial statements and the related disclosures, including the integrity and quality of our consolidated financial statements; (b) our compliance with legal and regulatory requirements, including the financial reporting process; (c) our systems of disclosure controls and procedures and internal

17 Worthington Steel | 2024 Proxy Statement • Corporate Governance

control over financial reporting and our accounting and financial controls; (d) the performance, qualifications and independence of our independent registered public accounting firm, including the performance and rotation of the lead and concurring partners of that firm; (e) the performance of our internal audit function; (f) the annual independent audit of our consolidated financial statements; (g) financial, reporting and compliance risk management; and (h) our overall enterprise risk management program including risks related to privacy, information security, cybersecurity, business conduct, health and safety, compliance, environmental and social matters. The Audit Committee also prepares the report that the SEC Rules require be included in our annual proxy statement.

Additional duties and responsibilities set forth in the Audit Committee’s charter include:

•

reviewing, with our financial management, internal auditors and independent registered public accounting firm, our accounting procedures and policies and audit plans, including staffing, professional services to be provided, audit procedures to be used, and fees to be charged by our independent registered public accounting firm and reviewing the activities of and the results of audits conducted by our internal auditors and our independent registered public accounting firm;

•

reviewing, with our independent registered public accounting firm, the audit report of our independent registered public accounting firm on the effectiveness of our internal control over financial reporting filed with our Annual Report on Form 10-K;

•

establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, as well as the confidential, anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters;

•	setting and maintaining hiring policies for employees or former employees of our independent registered public accounting firm;

•	receiving reports concerning any non-compliance with the Code of Conduct by our officers or directors and approving, if appropriate, any waivers therefrom;

•	administering our Related Person Transaction Policy and approving, if appropriate, any “related person” transactions with respect to our directors or executive officers;

•

reviewing with management, our major financial risk exposures and the steps being taken to monitor and control them as well as our guidelines and policies with respect to risk assessment and risk management and overall antifraud programs and controls;

•	directing and supervising any special investigations into matters which may come within the scope of the Audit Committee’s duties; and

•

other matters required by the Financial Accounting Standards Board, the American Institute of Certified Public Accountants, the Public Company Accounting Oversight Board, the SEC, the NYSE and other similar bodies or agencies which could have an effect on our consolidated financial statements.

Pursuant to its charter, the Audit Committee has the authority to engage and terminate such legal counsel and other consultants and advisors as it deems appropriate to carry out its functions, including the sole authority to approve the fees and other terms of retention of such legal counsel and other consultants and advisors.

At least annually, the Audit Committee will evaluate its performance, reviewing and assessing the adequacy of its charter and recommending any proposed changes to the full Board, as necessary to reflect changes in regulatory requirements, authoritative guidance and evolving practices.

The Audit Committee met two times during fiscal 2024 following the Separation. The Audit Committee’s report relating to fiscal 2024 is located in the “Audit Committee Matters” section in this Proxy Statement.

Compensation Committee

The Board has determined that each member of the Compensation Committee qualifies as an independent director under NYSE Rules. The Board has also determined that each member of the Compensation Committee satisfies the additional independence standards for members of a compensation committee under NYSE Rules. All members of the Compensation Committee also qualify as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act.

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The Compensation Committee’s charter sets forth the duties and responsibilities of the Compensation Committee, which include:

•

discharging the Board’s responsibilities relating to compensation of our CEO and executive officers, including reviewing and approving the compensation philosophy, strategies, policies, objectives and guidelines for our executive officers;

•

reviewing and approving, if it has been deemed appropriate, our peer group companies and data sources for purposes of evaluating our compensation competitiveness and establishing the appropriate competitive positioning of the levels and mix of compensation elements;

•

reviewing and approving corporate goals and objectives, including performance goals, relevant to CEO and executive officer compensation and evaluating the performance of the CEO and executive officers in light of the approved corporate goals and objectives;

•	reviewing and approving the metrics used for determining payouts under cash-based and equity-based incentive programs;

•	setting the compensation of the CEO and other executive officers, including the amount and types of compensation;

•

preparing, producing, reviewing and/or discussing with management, as appropriate, such reports and other information required by applicable laws, rules, regulations or other standards with respect to executive and director compensation, including those required for inclusion in our proxy statement and/or Annual Report on Form 10-K;

•

providing recommendations to the Board on Company-sponsored compensation-related proposals to be considered at our annual shareholder meetings, including the advisory vote on the compensation of our named executive officers and the frequency of that advisory vote, and reviewing and considering the results of such votes;

•	reviewing, and advising the Board with respect to, Board compensation;

•	administering our equity-based incentive compensation plans, other executive incentive compensation programs, and any other plans and programs which the Board designates;

•	reviewing and discussing with management, our compensation risk management disclosures required by SEC Rules relating thereto;

•

reviewing and making recommendations to the Board regarding, the creation or revision of any clawback or similar policy allowing us to recover erroneously awarded incentive-based compensation paid to executive officers;

•

in consultation with the Nominating and Governance Committee, reviewing, evaluating and making recommendations to the Board concerning shareholder proposals relating to executive and/or director compensation issues and our responses thereto;

•

reviewing and discussing with management, our human capital management activities, including matters relating to talent management and development, talent attraction and retention, employee engagement and diversity, equity and inclusion; and

•	carrying out such other roles and responsibilities as the Board may designate or delegate to the Compensation Committee.

The Compensation Committee’s processes and procedures to determine executive compensation, including the use of compensation consultants and the role of executive officers in the executive compensation decision-making process, are described in the sections captioned “Executive Compensation — Compensation Discussion and Analysis — Role of the Compensation Committee” and “Executive Compensation — Compensation Discussion and Analysis — Executive Compensation Philosophy and Objectives” in this Proxy Statement.

Pursuant to its charter, the Compensation Committee has sole authority to retain and terminate any compensation consultant, legal counsel or other advisor, as the Compensation Committee deems appropriate to assist the Compensation Committee in the performance of its duties, including the sole authority to approve the fees and other terms and conditions of retention. Prior to any such retention, the Compensation Committee assesses any factors relevant to such consultant’s, legal counsel’s or advisor’s independence from management, including the factors specified in the NYSE Rules, to evaluate whether the services to be performed will raise any conflict of interest or compromise the independence of such consultant, legal counsel or advisor.

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The Compensation Committee periodically reviews and reassesses the adequacy of its charter and recommends any proposed changes to the full Board, as necessary to reflect changes in regulatory requirements, authoritative guidance and evolving practices. The Compensation Committee evaluates its performance at least annually.

The Compensation Committee met two times during fiscal 2024 following the Separation. The Compensation Discussion and Analysis regarding compensation for the NEOs and the Compensation Committee Report are located in the “Executive Compensation” section in this Proxy Statement.

Nominating and Governance Committee

The Board has determined that each member of the Nominating and Governance Committee qualifies as an independent director under the applicable NYSE Rules. Under the terms of its charter, the Nominating and Governance Committee is to:

•

develop and periodically review principles of corporate governance, embody such principles in the Corporate Governance Guidelines and recommend the Corporate Governance Guidelines to the Board for its approval;

•	review our Amended Articles of Incorporation, our Amended Regulations and the Corporate Governance Guidelines and recommend to the Board any changes deemed appropriate;

•	review the procedures and communication plans for our shareholder meetings and ensure that required information regarding the Company is adequately presented;

•

review and make recommendations to the Board regarding (a) the composition and size of the Board in order to ensure that the Board has the proper expertise and its membership consists of persons with sufficiently diverse backgrounds, (b) the criteria for the selection of Board members and Board committee members, and (c) Board policies on age and term limits for Board members;

•	plan for continuity on the Board as existing Board members leave the Board;

•

with the participation of the Chairman of the Board, identify and recruit candidates for Board membership, evaluate Board candidates recommended by shareholders and arrange for appropriate interviews and inquiries into the qualifications of the candidates;

•	identify and recommend individuals to be nominated for election as directors by the shareholders and to fill vacancies on the Board;

•	with the Compensation Committee, provide for a review of succession plans for the Chairman of the Board in the case of resignation, retirement or death;

•

evaluate the performance of current Board members proposed for re-election, and recommend to the Board whether such members of the Board should stand for re-election; oversee an annual evaluation of the Board as a whole; conduct an annual evaluation of the Nominating and Governance Committee; oversee the evaluation of the other Board committees and provide guidance with respect to the evaluation of management;

•

with the Chairman of the Board and the CEO, periodically review the charter and composition of each Board committee and make recommendations to the Board as to changes in charters and the creation of additional committees;

•

with the Chairman of the Board and the CEO, recommend to the Board individuals to be chairs and members of Board committees, so that each Board committee is comprised of members with the appropriate experience, qualifications, skills and attributes for the tasks of the committee; and

•	in coordination with other committees of the Board, oversee our corporate social responsibility programs and goals, and our progress toward achieving those goals.

To the extent not otherwise delegated to the Audit Committee, the Nominating and Governance Committee is also to:

•

review the relationships between us and each director, whether direct or as a partner, officer (or holder of a similar position) or equity owner of an organization that has a relationship with us, for conflicts of interest (all members of the Board are required to report any such relationships to our General Counsel);

•

address actual and potential conflicts of interest a Board member may have and issue to the Board member having an actual or potential conflict of interest instructions on how to conduct himself/herself in matters before the Board which may pertain to such an actual or potential conflict of interest; and

•	make appropriate recommendations to the Board concerning determinations necessary to find a director to be an independent director.

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The Nominating and Governance Committee periodically reviews and assesses the adequacy of its charter and recommends any proposed changes to the full Board, as necessary to reflect changes in regulatory requirements, authoritative guidance and evolving practices. The Nominating and Governance Committee evaluates its performance at least annually.

The Nominating and Governance Committee met two times during fiscal 2024 following the Separation.

Executive Committee

The Executive Committee acts in place of, and on behalf of, the Board in the intervals between meetings of the Board. The Executive Committee has all of the authority of the Board, other than the authority (a) to fill vacancies on the Board or on any committee of the Board, (b) to amend our Amended Regulations, (c) that has been delegated by the Board exclusively to other committees of the Board, and (d) that NYSE Rules, applicable law or our governing documents do not permit to be delegated to a committee of the Board.

Board’s Role in Risk Oversight

Our management is principally responsible for defining, identifying and assessing the various risks we face, formulating enterprise risk management policies and procedures and managing our risk exposures on a day-to-day basis. A risk committee, comprised of senior executives, directs this process. Management provides an annual risk assessment to the Board, with quarterly updates. The Board’s responsibility is to oversee our risk management processes by understanding and evaluating management’s identification, assessment and management of our critical risks.

The Board as a whole has responsibility for this risk oversight, assisted by the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. Areas of focus include strategic, operational, liquidity, market, financial, reporting, succession, compensation, compliance, privacy, information security, cybersecurity, business conduct, health and safety, environmental, social, governance and other risks. The Audit Committee is tasked with oversight of financial, reporting and compliance risk management, along with our overall enterprise risk management program (including risks related to privacy, information security, cybersecurity, business conduct, health and safety, compliance, environmental and social matters). The Compensation Committee is tasked with oversight of compensation risk management. The Nominating and Governance Committee manages risks associated with corporate governance, Board composition, and the performance of the Board, its committees and directors. The Board as a whole oversees all other risk management.

Transactions with Certain Related Persons

Review, Approval or Ratification of Transactions with Related Persons

As described in the Code of Conduct, conflicts of interest can arise when an employee’s or a director’s personal or family relationships, financial affairs, an outside business involvement or any other private interest may adversely influence the judgment or loyalty required for performance of his or her duties to us. In cases where there is an actual or even the appearance of a conflict of interest, the individual involved is required to notify his or her supervisor or our Ethics Officer. The supervisor will then consult with management or our Ethics Officer, as appropriate. The Code of Conduct provides that any action or transaction in which the personal interest of an executive officer or a director may be in conflict with our interest is to be reported to the Audit Committee. The Audit Committee must investigate and, if it is determined that such action or transaction would constitute a violation of the Code of Conduct, the Audit Committee is authorized to take any action it deems appropriate.

Our written Related Person Transaction Policy (the “Policy”), which supplements the Code of Conduct provisions addressing conflicts of interest, addresses our policy with respect to related person transactions. The Policy was adopted by the Board and is administered by the Audit Committee and our General Counsel. The Policy applies to any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we participate, directly or indirectly, and a related person has, had or will have a direct or indirect material interest. Under the Policy, a “related person” is any person:

•	who is or was our executive officer, director or director nominee, or an immediate family member of any such individual; or

•	who is or was the beneficial owner of more than 5% of our outstanding common shares, or an immediate family member of any such individual.

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All related person transactions are to be brought to the attention of management who will then refer each matter to our General Counsel and the Audit Committee. Each director, director nominee or executive officer must notify our General Counsel in writing of any interest that such individual or an immediate family member of such individual has, had or may have, in a related person transaction. In addition, any related person transaction proposed to be entered into by us must be reported to our General Counsel by the employee who has authority over the transaction. On an annual basis, our directors, director nominees and executive officers must complete a questionnaire designed to elicit information about existing and potential related person transactions. Any potential related person transaction that is raised will be analyzed by our General Counsel, in consultation with management and with outside counsel, as appropriate, to determine whether the transaction, arrangement or relationship does, in fact, qualify as a related person transaction requiring review by the Audit Committee under the Policy.

Under the Policy, all related person transactions (other than those deemed to be pre-approved or ratified under the terms of the Policy) will be referred to the Audit Committee for approval (or disapproval), ratification, revision or termination. Whenever practicable, a related person transaction is to be reviewed and approved or disapproved by the Audit Committee prior to the effectiveness or consummation of the transaction. If our General Counsel determines that advance consideration of a related person transaction is not practicable, the Audit Committee will review and, in its discretion, may ratify the transaction at the Audit Committee’s next meeting. However, our General Counsel may present a related person transaction arising between meetings of the Audit Committee to the Chair of the Audit Committee who may review and approve (or disapprove) the transaction, subject to ratification by the Audit Committee at its next meeting if appropriate. If we become aware of a related person transaction not previously approved under the Policy, the Audit Committee will review the transaction, including the relevant facts and circumstances, at its next meeting and evaluate all options available to us, including ratification, revision, termination or rescission of the transaction, and take the course of action the Audit Committee deems appropriate under the circumstances.

No director may participate in any approval or ratification of a related person transaction in which the director or an immediate family member of the director is involved. The Audit Committee may only approve or ratify those transactions the Audit Committee determines to be in our best interest. In making this determination, the Audit Committee will review and consider all relevant information available to it, including:

•	the terms (including the amount involved) of the transaction and the related person’s interest in the transaction and the amount of that interest;

•	the business reasons for the transaction and its potential benefits to us, and whether the transaction was undertaken in the ordinary course of our business;

•	whether the terms of the transaction are fair to us and no less favorable to us than terms that could be reached with an unrelated third party;

•	the impact of the transaction on the related person’s independence; and

•

whether the transaction would present an improper conflict of interest for any of our directors, director nominees or executive officers, taking into account the size of the transaction, the overall financial position of the related person, the direct or indirect nature of the related person’s interest in the transaction and the ongoing nature of any proposed relationship and any other factors the Audit Committee deems relevant.

Any related person transaction previously approved or ratified by the Audit Committee or otherwise already existing that is ongoing in nature is to be reviewed by the Audit Committee annually.

Under the terms of the Policy, the following related person transactions are deemed to be pre-approved or ratified (as appropriate) by the Audit Committee even if the aggregate amount involved would exceed $120,000:

•	interests arising solely from ownership of the common shares if all shareholders receive the same benefit on a pro rata basis (i.e., dividends);

•

compensation to an executive officer, as long as the executive officer is not an immediate family member of any of our executive officers or directors and the compensation has been approved by the Compensation Committee or is generally available to our employees;

•	compensation to a director for services as a director if the compensation is required to be reported in our proxy statements;

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•	interests deriving solely from a related person’s position as a director of another entity that is a party to the transaction;

•

interests deriving solely from the related person’s direct or indirect ownership of less than 10% of the equity interest (other than a general partnership interest) in another person which is a party to the transaction; and

•	transactions involving competitive bids.

In addition, the Audit Committee will presume that the following transactions do not involve a material interest:

•

transactions in the ordinary course of business with an entity for which a related person serves as an executive officer, provided (i) the affected related person did not participate in our decision to enter into the transaction, and (ii) the aggregate amount involved in any related category of transactions in a 12-month period is not greater than the least of (a) $1,000,000, or (b) 2% of the other entity’s consolidated gross revenues for such other entity’s most recently completed fiscal year, or (c) 2% of our consolidated gross revenues for our most recently completed fiscal year;

•

donations, grants or membership payments to non-profit organizations, provided (a) the affected related person did not participate in our decision to make such payments, and (b) the aggregate amount in a 12-month period does not exceed the lesser of $500,000 or 1% of the non-profit organization’s consolidated gross revenues for its most recently completed fiscal year; and

•

our use of facilities (such as dining facilities and clubs) if the charges for such use are consistent with charges paid by unrelated third parties and are fair, reasonable and consistent with those for similar services available at similar facilities.

Transactions with Related Persons

We are a party to certain agreements relating to the rental of aircraft to and from JMAC, which is owned by John P. McConnell and members of his family, and JMAC’s subsidiary, JMAC Air, LLC (“JMAC Air”). John P. McConnell is our largest shareholder and the father of our director John H. McConnell II. Under agreements with JMAC and JMAC Air, we may lease aircraft owned by JMAC Air as needed for a rental fee per flight. Based on quotes from unrelated third parties for similar services, we believe that the rental rates paid to JMAC are no less favorable to us than those that could be obtained from unrelated third parties. Since the Separation, we paid an aggregate amount of $6,118 under the JMAC Air lease agreement.

During fiscal 2024, we, directly or indirectly through business expense reimbursement, paid approximately $57,910 to Double Eagle Club, a private golf club owned by the McConnell family (the “Club”). We use the Club’s facilities for corporate functions and meetings, and for meetings and entertainment for our customers, suppliers and other business associates. Amounts charged to us by the Club are no less favorable to us than those that are charged to unrelated members of the Club for the same type of use.

During fiscal 2024, we, directly or indirectly through business expense reimbursement, paid approximately $50,000 to the Columbus Blue Jackets, a National Hockey League team of which John P. McConnell is the majority owner, for sponsorship and advertising, at prices no less favorable to us than those charged to unrelated third parties.

As previously reported in connection with the consummation of the Separation, we entered into several agreements with WOR on November 30, 2023 that, among other things, provide a framework for our relationship with WOR after the Separation, including a Separation and Distribution Agreement (the “SDA”), a Transition Services Agreement (the “TSA”), a Tax Matters Agreement (the “TMA”), an Employee Matters Agreement (the “EMA”), a Trademark License Agreement (the “TLA”), a WBS License Agreement (the “WBLA”) and a Steel Supply Agreement (the “Supply Agreement”). Given that John P. McConnell is also the largest shareholder of WOR, John H. McConnell II is also a director of WOR, and John B. Blystone is the Chairman of the Board of WOR, we have opted to treat WOR as a related party and have evaluated our transactions with WOR accordingly.

The SDA sets forth our agreements with WOR regarding the principal actions taken in connection with the Separation, and primarily identifies assets transferred, liabilities assumed and contracts allocated to each of WOR and us as part of the Separation. As is customary in such agreements, pursuant to the SDA, we agreed to reimburse WOR to the extent that WOR incurred an expense for our benefit, and WOR agreed to reimburse us to the extent that we incurred an expense for the benefit of WOR. Such reimbursements were generally related to the parties’ consummation of the Separation and the associated transition of employees, utilities and other assets from one party to the other. All such reimbursements occurred

23 Worthington Steel | 2024 Proxy Statement • Corporate Governance

at the actual amount of the expense incurred without any additional amount added. During fiscal 2024, we paid WOR approximately $36,767,142 as reimbursement for expenses incurred by WOR for our benefit, and WOR paid us approximately $5,499,121 as reimbursement for expenses incurred by us for the benefit of WOR, which in both cases primarily related to wages and benefits associated with the transition of employees.

Pursuant to the TSA, WOR and its subsidiaries and we and our subsidiaries will provide each other various services on a transitional basis. The transition services include various services and functions, many of which use a shared technology platform, including human resources, payroll and certain information technology services. The charges for the transition services are generally expected to allow the providing company to fully recover all internal and external costs and expenses it actually incurs in connection with providing the service (including a reasonable allocation of overhead) and are based on pass-through billing, percent of use billing or fixed fee monthly billing. For Fiscal 2024, we paid an aggregate amount of $289,953 to WOR for services provided under the TSA and received $149,578 from WOR for services we provided.

Pursuant to the Supply Agreement, we manufacture and supply WOR with certain flat rolled steel products ordered by WOR from time to time, and provide WOR with certain related support services such as design, engineering/technical services, price risk management, scrap management, steel purchasing, supply chain optimization and product rework services, and other services that WOR requests that are ancillary to the supply of products. We sold the products and services at prices calculated based on an arm’s length pricing mechanism specified in the Supply Agreement. For Fiscal 2024, we sold an aggregate amount of $65,920,000 to WOR for the products and services provided under the Supply Agreement. We also received from WOR $969,945 for supplemental technical, laboratory, and machine shop services in Fiscal 2024.

For fiscal 2024, no financial transactions with WOR took place with respect to the TMA, the TLA, or the WBLA.

As a part of the Separation, we also entered into a series of real estate agreements with WOR, pursuant to which we lease office space from WOR, we lease warehouse space to WOR, and share the maintenance, security and other related costs of access roads and other shared spaces on our manufacturing campus in Columbus, Ohio. All renumeration set forth in such agreements is intended to be fair market value and was negotiated in arm’s length transactions. For Fiscal 2024, we received an aggregate amount of $151,560 from WOR pursuant to such agreements and paid $2,254,447 to WOR under the same. We are also a party to certain agreements relating to the rental of aircraft from WOR, pursuant to which we may lease aircraft operated by WOR, on a per-flight basis. The rental fees paid to WOR under the per-flight rental agreements are set based on FAA regulations, and amounted to $263,581 in Fiscal 2024.

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Proposal 1: Election of Directors

We currently have 10 directors – three in the class whose terms expire at the Annual Meeting, all of which are nominated to be elected for terms expiring at the annual meeting of shareholders in 2027; three in the class whose terms expire at the annual meeting of shareholders in 2025 (the “2025 Annual Meeting”); and four in the class whose terms expire at the annual meeting of shareholders in 2026.

The Board proposes that the three director nominees named in the following summary, each of whom was unanimously recommended by the Nominating and Governance Committee, be elected as directors at the Annual Meeting. Each individual elected as a director at the Annual Meeting will hold office for a three-year term, expiring at the annual meeting of shareholders in 2027, and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal from office. The individuals named as proxy holders in the form of proxy solicited by the Board intend to vote the common shares represented by the proxies received under this solicitation for the Board’s nominees, unless otherwise instructed on the form of proxy. If any nominee becomes unable to serve or for good cause will not serve as a candidate for election as a director, the individuals designated to vote the proxies will have full discretion to vote the common shares represented by the proxies they hold for the election of the remaining nominees and for the election of any substitute nominee designated by the Board. The Board has no reason to believe that any of the Board’s nominees will be unable to serve or for good cause will not serve as a director if elected.

Information Concerning Nominees and Continuing Directors

The information set forth in the following summary, concerning the age, principal occupation, other affiliations and business experience of each director has been furnished to us by such director as of August 1, 2024. Except where otherwise indicated, each director has had the same principal occupation for the last five years. There are no family relationships among any of our current directors, director nominees and executive officers.

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Nominees Standing for Election to the Board at the 2024 Annual Meeting

Geoff G. Gilmore	Age 52	Director since 2023

Mr. Gilmore is our President and CEO and has served as a director since 2023 and is a member of the Executive Committee. Previously, Mr. Gilmore served as Executive Vice President and Chief Operating Officer of Worthington Enterprises, Inc. from August 2018 to November 2024. Prior to that, Mr. Gilmore served as President of Worthington Cylinder Corporation from June 2016 to August 2018, and as President of The Worthington Steel Company from August 2012 through May 2016. From July 2011 to July 2012, Mr. Gilmore served as Vice President-Purchasing for Worthington Enterprises, Inc. From April 2010 to July 2011, Mr. Gilmore served as General Manager of The Worthington Steel Company’s Delta, Ohio facility, and from June 2006 to February 2010, he served as Director of Automotive Sales for The Worthington Steel Company. Mr. Gilmore also served in various other positions with The Worthington Steel Company from 1998 to June 2006. This experience, along with his business acumen, leadership style and abilities, make him well qualified to serve on the Board.

Carl A. Nelson, Jr.	Age 79	Director since 2023

Mr. Nelson has served as a director of the Company since 2023 and is the Chair of the Audit Committee and a member of the Executive Committee. Mr. Nelson was a partner with Arthur Andersen, LLP and retired in February 2002 after 31 years of service. Mr. Nelson served as Managing Partner of the Arthur Andersen Columbus, Ohio office, and was the leader of the firm’s consulting services for the consumer products industry in the United States. Mr. Nelson served on the Board of Directors of Advanced Drainage Systems, Inc., a leading manufacturer of thermoplastic corrugated pipe until July 2024. He was the Chair of its Compensation Committee. Mr. Nelson served on the Board of Worthington Enterprises, Inc. from 2004 until 2023, where he was chair of the Audit Committee and a member of the Executive Committee. Mr. Nelson is a Certified Public Accountant (retired) and a member of The Ohio Society of Certified Public Accountants and the American Institute of Certified Public Accountants. Mr. Nelson received his Bachelor of Science in Accounting from The Ohio State University and a Master of Business Administration from the University of Wisconsin. Mr. Nelson has taught in the MBA and executive education programs at The Ohio State University and is a member of the Dean’s Advisory Council for the Fisher College of Business at The Ohio State University. Mr. Nelson has significant public company accounting and financial expertise and qualifies as an “audit committee financial expert,” as defined by applicable SEC Rules. Mr. Nelson has vast experience as a business consultant on a variety of projects involving areas such as large-scale technology implementation, defining strategic initiatives, strategic planning and projects with significant change requirements. All of the attributes described above make Mr. Nelson well suited to serve on the Board.

George P. Stoe	Age 78	Director since 2023

Mr. Stoe has served as a director of the Company since 2023 and is our Lead Independent Director and a member of the Compensation Committee. Previously, Mr. Stoe was President and Chief Operating Officer of Worthington Enterprises, Inc., from 2008 to 2012. Prior to that, Mr. Stoe served as Executive Vice President and Chief Operating Officer of Worthington Enterprises, Inc. from 2005 to 2008, and President of Worthington Cylinder Corporation from 2003 to 2005. He started his career in the aluminum industry and served in a variety of sales, manufacturing and executive roles with Howmet Aluminum, Alumax, Inc., Wise Alloys, and Zinc Corporation. Mr. Stoe’s experience in managing and operating businesses, particularly in the manufacturing and metals industries, make him well qualified to serve on the Board.

Directors Whose Terms Continue Until the 2025 Annual Meeting of Shareholders

Jon J. Bowsher	Age 57	Director since 2023

Mr. Bowsher has served as a director of the Company since 2023 and is a member of the Compensation Committee and the Nominating and Governance Committee. He is the CEO of the North American division of Ortal Fireplaces, a premier manufacturer of direct vent gas fireplaces, a role that he has held since 2021. Previously he served as President of TIBA Parking Systems, a leading manufacturer of parking access and revenue control systems, from 2016 to 2021, and Owner/President of Signature Control Systems, also a provider of advanced parking access and revenue control systems, from 2010 to 2016. Prior to that, he served in various roles with Worthington Enterprises, Inc.’s steel processing business from 1992 to 2010, with the most recent being general manager of its steel processing facility in Monroe, Ohio. Mr. Bowsher’s extensive experience in managing and operating businesses, as well as his familiarity with our operations and the steel processing industry, make him well qualified to serve on our Board.

26 Worthington Steel | 2024 Proxy Statement • Proposal 1: Election of Directors

Charles M. Chiappone	Age 61	Director since 2023

Mr. Chiappone has served as a director of the Company since 2023 and is the chair of the Compensation Committee. He previously served as Senior Vice President, Ceiling and Wall Solutions of Armstrong World Industries, Inc., a designer and manufacturer of ceiling and wall system solutions, a position he held from 2018 to 2022. Prior to that Mr. Chiappone serves as Armstrong’s Senior Vice President, Ceiling Solutions from 2016 to 2018, and as Chief Executive Officer of the Worthington Armstrong Venture (WAVE), Armstrong’s ceiling suspension systems joint venture with Worthington Enterprises, Inc., from 2012 to 2016. Prior to that, he served as President and Chief Executive Officer of Alloy Partners, a global plastics manufacturer, from 2008 to 2012. He also previously held several senior management positions in marketing, research and development, operations and general management with SPX Cooling Technologies, a division of SPX Corporation. He began his career at General Electric where he worked in a variety of commercial positions, after serving four years in the United States Marine Corps. This experience, along with his business acumen, leadership style and abilities, and track record of implementing strategic growth and continuous improvement initiatives, make him well qualified to serve on the Board.

Mary Schiavo	Age 68	Director since 2023

Ms. Schiavo has served as a director of the Company since 2023 and is a member of the chair of the Nominating and Governance Committee and is a member of the Audit Committee. Ms. Schiavo has been an attorney with the law firm of Motley Rice LLC, since October 2003. Ms. Schiavo has been employed by CNN as an analyst and on-air commentator since calendar year 2014. Ms. Schiavo was an attorney with a law firm in Los Angeles, California, from 2001 to October 2003. Ms. Schiavo served as a professor at The Ohio State University, College of Engineering, Department of Aerospace Engineering and Aviation and School of Public Policy and Management and also as a Consultant for NBC News from 1997 to 2002. Ms. Schiavo served as Inspector General for the U.S. Department of Transportation for six years, where she had auditing and oversight responsibility over a multi-billion dollar government agency; Assistant Secretary of Labor of the U.S. for one year; a White House Fellow for one year; and was an attorney with the U.S. Department of Justice for seven years. Ms. Schiavo has gained in-depth knowledge of the Company’s business and structure from her service as a director of Worthington Enterprises, Inc. from 1998 to November 2023, where she was a member of the Audit Committee and the Nominating and Governance Committee. Ms. Schiavo received a Bachelor of Arts from Harvard University, a Master of Arts degree from The Ohio State University, and a Juris Doctorate degree from New York University. She was previously an elected director of the Harvard University Alumni Association and a member of the President’s Council on Integrity and Efficiency in Government and the President’s Commission on White House Fellowships. Ms. Schiavo’s legal and governmental experience, as well as her prior experience on the Worthington Enterprises, Inc. board of directors, enable her to bring a unique and valuable perspective to the Board and make her well qualified to serve on the Board.

Directors Whose Terms Continue Until the 2026 Annual Meeting of Shareholders

John B. Blystone	Age 71	Director since 2023

Mr. Blystone has served as our Executive Chairman and a director of the Company since 2023 and is chair of the Executive Committee. He has also served as a director of Worthington Enterprises, Inc. since 1997 and as its Chairman of the Board since September 2023. Mr. Blystone served as Chairman of the Board, President and Chief Executive Officer of SPX Corporation, a global provider of technical products and systems, industrial products and services, flow technology, cooling technologies and services and service solutions, from December 1995 to December 2004, when he retired. From 1991 to 1995, Mr. Blystone served in various managerial and operating roles with General Electric Company. Mr. Blystone served as Chairman of the Board of Freedom Group, Inc., which manufactures and markets firearms, ammunition, and related products, from August 2010 to March 2012. Mr. Blystone serves as a director for Blystone Consulting, LLC and as General Partner of Blystone Capital Partners. Mr. Blystone graduated from the University of Pittsburgh with a Bachelor of Arts in Mathematics and Economics. Mr. Blystone has extensive business experience in managing and operating both domestic and international operations, including as a chief executive officer of a large public company. He has expertise in acquisitions, financial and business analysis, and in generally managing issues that face a large public company. Mr. Blystone’s business acumen, collegial style and leadership make him well qualified to serve on the Board.

27 Worthington Steel | 2024 Proxy Statement • Proposal 1: Election of Directors

John H. McConnell II	Age 39	Director since 2023

Mr. McConnell has served as a director of the Company since 2023 and is a member of the Executive Committee. Mr. McConnell is currently the Chairman of JMAC, Inc., his family’s private holding company. Prior to that, Mr. McConnell was Vice President, Global Business Development, of Worthington Enterprises, Inc.’s Sustainable Energy Solutions business, from June 2021 to November 2023. He served as Business Director of Worthington Enterprise’s North American High Pressure Vessels business from November 2019 to June 2021 and Product Manager of its Life Support Technology products from June 2014 to November 2019. Mr. McConnell also held various roles with Worthington Enterprises, Inc. from 2000 to 2012, and with the Columbus Blue Jackets from 2012 to 2014. Mr. McConnell holds a Bachelor of Arts in Strategic Communications and a Master of Business Administration from The Ohio State University. Mr. McConnell serves on the boards of the National Veterans Memorial and Museum, Mr. McConnell serves on the boards of the National Veterans Memorial and Museum, the Columbus Zoo and Aquarium and the Cohesion Foundation. Mr. McConnell’s long association with the Company, the governance skills he has developed serving on various other boards, and the variety of roles in which he has served the Company and Worthington Enterprises, Inc. make him well qualified to serve on the Board. In addition, McConnell family members have a strong interest in the continuing success of the Company and have always played an important role in the business. Mr. McConnell’s participation on the Board ensures that commitment to successful stewardship continues.

Nancy G. Mistretta	Age 69	Director since 2023

Ms. Mistretta has served as a director of the Company since 2023 is a member of the Audit Committee. Ms. Mistretta was a partner of Russell Reynolds Associates, an executive search firm, from February 2005 until June 2009. Prior to joining Russell Reynolds, Ms. Mistretta was with JPMorgan Chase & Co., and its heritage institutions for 29 years, where she served as a Managing Director in Investment Banking from 1991 to 2005. Ms. Mistretta was a member of the board of directors of The Scotts Miracle-Gro Company, from 2007 until January 2024, where she served on its Compensation and Organizations Committee and chaired its Audit Committee. She previously served on the board of directors of HSBC USA Inc. and HSBC Bank USA, N.A., where she was a member of its Audit Committee and Risk Committee and chaired its Nominating & Governance Committee. In addition, Ms. Mistretta was previously a member of the board of directors of GAM Holding AG in Zurich, Switzerland, where she chaired its Compensation Committee and served on its Governance and Nominating Committee. Ms. Mistretta’s wide-ranging experience, service on other public company boards and qualification as an “audit committee financial expert” under applicable SEC Rules, make her well qualified to serve on the Board.

Sidney A. Ribeau	Age 77	Director since 2023

Dr. Ribeau has served as a director of the Company since 2023 and is a member of the Nominating and Governance Committee. Since October 2013, Dr. Ribeau has served as Professor of Communications at Howard University, and he also served as President of Howard University from August 2008 to October 2013. Dr. Ribeau served as President of Bowling Green State University for more than 13 years prior to that time. Dr. Ribeau served as a director of Worthington Enterprises, Inc., from 2000 to November 2024. Dr. Ribeau served as a Trustee on the Teachers Insurance and Annuity Association for 16 years. He was a member of TIAA’s Human Resources Committee, Nominating and Governance Committee and Corporate Governance and Social Responsibility Committee. Dr. Ribeau has previously served on the boards of directors of Convergys Corporation from 2001 through 2008 and The Andersons, Inc. from 1997 through 2008. Dr. Ribeau holds a Bachelor of Arts from Wayne State University and a Master and Doctorate from the University of Illinois. Dr. Ribeau brings extensive experience in managing the issues that face large institutions. His background as the leader of a billion-dollar institution and as an educator and administrator enables him to provide insight relative to management, educational, financial, human resources and public policy matters and make him well qualified to serve on the Board.

28 Worthington Steel | 2024 Proxy Statement • Proposal 1: Election of Directors

Required Vote and Board’s Recommendation

Under Ohio law and our Amended Regulations, the three nominees for election to the Board receiving the greatest number of votes “FOR” their election will be elected as directors of the Company.

Except in the case of broker non-votes, abstentions and votes “against” the election of one or more of the Board’s nominees, common shares represented by properly completed and timely received forms of proxy will be voted “FOR” the election of the Board’s nominees. Abstentions will not be counted toward the election of directors or the election of the individual nominees specified on the form of proxy. Proxies may not be voted for more than three nominees.

THE BOARD UNANIMOUSLY RECOMMENDS THAT

OUR SHAREHOLDERS VOTE “FOR” THE

ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

29 Worthington Steel | 2024 Proxy Statement • Proposal 1: Election of Directors

Executive Compensation

Compensation Discussion and Analysis

Overview and Background

On December 1, 2023, the first day of our fiscal third quarter, we completed the Separation from WOR and became an independent publicly-traded company. This Compensation Discussion and Analysis (“CD&A”) provides details regarding our executive compensation program for all of fiscal 2024, including the six-month period before the Separation (“pre-Separation”) and the six-month period following the Separation (“post-Separation”). As discussed throughout this Proxy Statement, the NEOs for fiscal 2024 are:

Name	Title

Geoffrey G. Gilmore	President and Chief Executive Officer

Timothy A. Adams	Vice President and Chief Financial Officer

John B. Blystone	Executive Chairman

Jeff R. Klingler	Executive Vice President and Chief Operating Officer

Joseph Y. Heuer	Vice President, General Counsel and Corporate Secretary

Michaune D. Tillman	Former Vice President, General Counsel and Corporate Secretary

The NEOs’ fiscal 2024 compensation was initially established by WOR prior to the Separation, when we were a wholly owned subsidiary of WOR. As Mr. Gilmore and Mr. Klingler were executive officers of WOR, their fiscal 2024 compensation was initially established by the Compensation Committee of the WOR Board of Directors (the “WOR CC”) in June 2023. The fiscal 2024 compensation for Mr. Adams and Ms. Tillman, who were not executive officers of WOR, was initially established by WOR’s senior management in June 2023. At the same meeting in June 2023, in preparation for the Separation, the WOR CC, with the assistance of Willis Towers Watson (“WTW”) and members of the WOR human resources, finance and legal departments, further reviewed the compensation for Mr. Gilmore, Mr. Adams, Mr. Klingler and Ms. Tillman to determine the compensation for those NEOs upon the Separation. As a result of that review, including comparisons to similarly situated public companies, the WOR CC and WOR Board of Directors approved compensation updates for those NEOs that were effective at the time of the Separation. Prior to the Separation, Mr. Blystone was compensated as a WOR director and his fiscal 2024 compensation for service as one of our executive officers was initially established by the WOR Board of Directors in November 2023 in anticipation of the Separation. Mr. Heuer was hired by WOR in August 2023, when his fiscal 2024 compensation was initially established by WOR’s senior management. Mr. Heuer was promoted and became one of our executive officers on February 19, 2024, following Ms. Tillman’s January 22, 2024 resignation, at which time his updated fiscal 2024 compensation was approved by the Compensation Committee of the Worthington Steel Board of Directors (the “Compensation Committee”).

Since the Separation, the Compensation Committee has directed our executive compensation program. Similar to the pre-Separation executive compensation program of WOR, our executive compensation program is designed to pay for performance and to align management’s interests with the interests of our shareholders while attracting, motivating and retaining superior talent to lead our business. Our goal is to provide a total compensation package that is competitive with prevailing practices and allows for increased compensation when superior financial performance is achieved, while not encouraging unnecessary or excessive risk-taking that could adversely affect our business or shareholders. To achieve those objectives, the Compensation Committee, with the assistance of WTW, undertook an evaluation of the post-Separation fiscal 2024 compensation of the NEOs and modified certain aspects of the NEOs’ compensation, as is further described in this CD&A.

Pre-Separation Compensation Program

Role of the WOR CC Compensation Committee

The WOR CC is responsible for the executive compensation program for all WOR executive officers, including Mr. Gilmore and Mr. Klingler prior to the Separation. Such responsibility includes oversight of the WOR annual incentive plan for executives, long-term incentive program, equity compensation plans, and non-qualified deferred compensation plans. In

30 Worthington Steel | 2024 Proxy Statement • Executive Compensation

anticipation of the Separation, the WOR CC and WOR Board of Directors also reviewed and approved the compensation of each of the NEOs, except Mr. Heuer, to be effective upon the Separation.

To assist in fulfilling its responsibilities, the WOR CC may retain compensation consultants, legal counsel and other advisors, and possesses sole authority to approve the fees and other terms of retention and to terminate the engagement. For fiscal 2024, the WOR CC retained WTW as an independent compensation consultant to provide advice on the amount and form of executive and director compensation. In assisting the WOR CC, WTW interacted with WOR management in order to obtain useful information and seek feedback regarding management’s work product prior to presentation to the WOR CC in order to confirm information is accurate or address certain issues.

Pre-Separation Compensation and Compensation at Separation Established by WOR

Salary

Base salaries provide a fixed level of cash compensation and are paid to attract and retain executives. The WOR CC typically adjusted base salaries of its executive officers, including Mr. Gilmore and Mr. Klingler for fiscal 2024, in June of each year based on individual merit, with those merit adjustments becoming effective in September. Each NEO’s base salary merit adjustment was approved by the WOR CC or WOR management, as applicable, commensurate with each individual’s position, experience and performance. During the first quarter of fiscal 2024, the WOR CC reviewed the base salaries for each of Mr. Gilmore, Mr. Adams, Mr. Klingler and Ms. Tillman, and made adjustments in anticipation their new roles leading an independent publicly traded company, with those adjustments becoming effective at the time of the Separation.

Below are the 2024 annual base salaries for each NEO before and at the Separation – prior to the merit adjustment, after the merit adjustment and after the Separation adjustment. Mr. Heuer’s employment with WOR began in August 2023 and he did not become one of our executive officers until February 2024, so no adjustment was made in September 2023 or at Separation. Mr. Blystone was a WOR director but not an employee prior to the Separation, so no base salary is reflected prior to the Separation.

Named Executive Officer	June 1 – Sept 8, 2023 Salaries (prior to fiscal 2024 merit adjustment) ($)	Sept 8, 2023 – Nov. 30, 2023 Salaries (reflects fiscal 2024 merit adjustment) ($)	As of Dec. 1, 2023 Salaries (reflects Separation adjustment) ($)

Mr. Gilmore	660,000	679,800	730,000

Mr. Adams	258,056	265,798	290,000

Mr. Blystone	–	–	800,000

Mr. Klingler	420,000	432,600	470,000

Mr. Heuer	260,000	260,000	260,000

Ms. Tillman	301,600	310,648	330,000

Bonus

Annual cash bonus opportunities under the Worthington Enterprises, Inc. Annual Incentive Plan for Executives were provided by WOR to reinforce a pay-for-performance culture as a bonus payment may be earned only upon the achievement of specified financial objectives. Prior to the Separation, the WOR CC or WOR’s management, as applicable, set percentages of each NEO’s base salary at which threshold, target and maximum bonus payments may be earned. Such percentages were set at levels designed to be appropriate and commensurate with the individual’s position with WOR.

Potential bonus payouts were tied to achieving specified levels (i.e., threshold, target and maximum) of performance measures for fiscal 2024. For Mr. Gilmore, Mr. Heuer and Ms. Tillman, the performance measures were EVA and Adjusted EPS, with each carrying a 50% weighting. For Mr. Klingler and Mr. Adams, each of whom was considered a steel processing segment executive at WOR during the pre-Separation portion of fiscal 2024, the performance measures and their weightings were Adjusted EPS (20%), segment EBIT (50%) and segment EVA (30%). For all calculations, restructuring charges and non-recurring items were excluded and Adjusted EPS results accounted for adjustments to eliminate the

31 Worthington Steel | 2024 Proxy Statement • Executive Compensation

impact of inventory holding gains and losses. If the performance level falls between threshold and maximum, the bonus will be linearly prorated. If threshold levels are not reached for any performance measure, no bonus will be paid for that measure.

The fiscal 2024 pre-Separation bonus percentages for the NEOs are reflected in the following table. Mr. Blystone was a WOR director but not an employee prior to the Separation, so he was not eligible for a bonus prior to the Separation.

Named Executive Officer	Pre-Separation Fiscal 2024 Bonus Opportunities (percentage of base salary)
	Threshold (%)	Target (%)	Maximum (%)

Mr. Gilmore	61.5	123	246

Mr. Adams	25	50	100

Mr. Blystone	–	–	–

Mr. Klingler	50	100	200

Mr. Heuer	15	30	60

Ms. Tillman	32.5	65	130

Long-Term Incentive Compensation

The WOR CC set a total target award value and determined the types of awards to issue. The 2024 annual awards granted to the NEOs in fiscal 2024 consisted of:

•	Stock options;
•	“Performance shares” that may be earned by achieving measurable financial results over a three-year period and, if earned, settle in common shares;
•	“Performance awards” that may be earned by achieving measurable financial results over a three-year period and, if earned, settle in cash; and
•	Restricted stock.

Mr. Blystone was a WOR director but not an employee prior to the Separation, so he did not receive stock options, performance shares or performance awards prior to the Separation. He did receive restricted stock prior to the Separation; however, that award was made in connection with his service as a WOR director and not as an employee supporting our business.

Stock Options

Stock options are generally granted annually to the NEOs and a select group of key members of management. In practice, the number of common shares covered by a stock option generally depends upon the employee’s position and external market data. The stock options granted to the NEOs by WOR for fiscal 2024 become exercisable over three years in increments of one-third per year on each anniversary of their grant date.

Termination of employment results in the forfeiture of unvested stock options, except that the WOR CC reserved discretion to cause all or a portion of the unvested stock options to vest upon retirement, death or disability. Upon termination of employment due to retirement, death or disability, the vested portion of any outstanding stock options will remain exercisable until the earlier of the stock option’s stated expiration date or 36 months after the termination of employment. In the event of a change in control followed by termination of employment without cause or constructive termination of employment, any outstanding stock options will become fully vested and exercisable. Additionally, the then vested portion of any outstanding stock options will remain exercisable until the earlier of the stock option’s stated expiration date or 12 months after the termination of employment. The WOR CC reserved discretion to allow the holder of a stock option to elect, during the 60-day period following a change in control, to surrender a stock option or a portion thereof in exchange for a cash payment equal to the excess of the change in control price per share over the exercise price per share.

Performance Shares and Performance Awards

The WOR CC awarded a select group of key executives, including the NEOs, performance shares and performance awards which are earned based upon results over a prospective three-fiscal-year performance period. These long-term

32 Worthington Steel | 2024 Proxy Statement • Executive Compensation

performance awards are intended to reward executives for achieving pre-established financial goals over an extended period. Restructuring charges and other selected items are excluded from all calculations, and the impact of inventory holding gains or losses are factored out in calculating Adjusted EPS. Payouts of the performance shares and performance awards granted in fiscal 2024 are tied to achieving specified levels (i.e., threshold, target and maximum) of performance measures for the three-fiscal-year performance period concluding at the end of fiscal 2026. The performance measures are cumulative EVA for the performance period and Adjusted EPS growth over the performance period, with each performance measure carrying a 50% weighting. In all calculations, restructuring charges and non-recurring items are to be excluded, and corporate EVA and Adjusted EPS results will be adjusted to eliminate the impact of inventory holding gains or losses. No awards are to be paid or distributed if none of the three-fiscal-year threshold financial measures are met.

If the performance level falls between threshold and target or between target and maximum, the award is linearly prorated. Payouts, if any, would generally be made in the quarter following the end of the applicable performance period.

The WOR CC determines the appropriate changes and adjustments and may make adjustments for unusual events or other items deemed to not be indicative of core operating results, including, without limitation, changes in tax and accounting rules and regulations, extraordinary gains and losses, mergers and acquisitions, and purchases or sales of substantial assets.

These performance measurements have been chosen because the WOR CC believed that:

•	The Adjusted EPS growth metric strongly correlates with growth in equity value; and

•

The EVA target, which is driven by net operating profit in excess of the cost of capital employed, keeps management focused on the most effective use of existing assets and pursuing only those growth opportunities which provide returns in excess of the cost of capital.

Restricted Stock

Time-vested restricted stock is intended to reward and incent executives by directly aligning the interests of management with the interests of shareholders. The three-year cliff vesting provision of the restricted stock awarded to the NEOs by WOR for fiscal 2024 also serves as a retention tool.

Summary of Fiscal 2024 WOR Pre-Separation Long-Term Incentive Compensation

The following table sets forth the long-term incentive compensation (consisting of performance shares, performance awards, stock options (at a pre-Separation exercise price of $69.47), and restricted stock) awarded to the NEOs by the WOR CC for fiscal 2024:

Named Executive Officer	Performance Shares for the Period Ending May 31, 2026 (# common shares)			Performance Awards for the Period Ending May 31, 2026 ($ value)			Stock Options (# common shares)	Restricted Stock (# common shares)
	Threshold	Target	Maximum	Threshold	Target	Maximum

Mr. Gilmore	2,100	4,200	8,400	280,000	560,000	1,120,000	5,500	6,300

Mr. Adams	300	600	1,200	37,500	75,000	150,000	700	800

Mr. Blystone	0	0	0	0	0	0	0	0

Mr. Klingler	1,100	2,200	4,400	150,000	300,000	600,000	3,000	3,400

Mr. Heuer	0	0	0	0	0	0	0	0

Ms. Tillman	300	600	1,200	37,500	75,000	150,000	700	800

Additional Elements of Fiscal 2024 WOR Pre-Separation Compensation Program

Prior to the Separation, WOR also provided additional compensation and benefits consistent with those provided by us since the Separation. For information regarding the additional compensation and benefits, please refer to the “401(k) Plan,” “Non-Qualified Deferred Compensation,” “Perquisites,” “Other Company Benefits” and “Termination and Change in Control Arrangements” sections in the “Post-Separation Compensation Program – Compensation Components” portion of this CD&A.

33 Worthington Steel | 2024 Proxy Statement • Executive Compensation

Treatment of Incentive Compensation Awards in Connection with the Separation

On December 1, 2023, the first day of the third quarter of fiscal 2024, the Separation was completed and we became a publicly traded company independent of WOR. In connection with the Separation, we entered into the EMA with WOR to allocate assets, liabilities and responsibilities with respect to certain compensation and employment-related matters, including incentive compensation awards (i.e., bonus, stock options, performance shares, performance awards and restricted stock). This section summarizes the treatment under the EMA of the incentive compensation awards granted by WOR before, and remaining outstanding at, the Separation, including those incentive compensation awards held by the NEOs and the restricted stock held by our directors who were WOR non-employee directors before the Separation.

Except as otherwise noted in this section, those outstanding incentive compensation awards were maintained under terms substantially similar to the terms in effect when initially granted by WOR. References in this section to: (a) the WOR common shares being “converted” into our common shares mean the exchange that occurred at the time of the Separation; and (b) an incentive compensation award being “equitably adjusted” refer to the formulaic adjustments agreed upon by WOR and us pursuant to the EMA to preserve the overall intrinsic value of the incentive compensation award by taking into account the relative value of the WOR common shares before the Separation and our common shares after the Separation, which equitable adjustments were effectuated at the time of the Separation.

Bonus. We assumed responsibility for the bonus awards, including for the pre-Separation and post-Separation periods of fiscal 2024, and the Compensation Committee was permitted to adjust the performance criteria after the Separation to preserve the overall intrinsic value of the awards.

Stock Options. The WOR common shares underlying the stock options were converted into our common shares, and then the number of our underlying common shares and the exercise price were equitably adjusted.

Performance Shares. For the performance shares scheduled to vest at the end of fiscal 2024 and fiscal 2025, the underlying number of WOR common shares earned was determined based on performance up to the Separation date and adjusted to account for the early termination of the performance period, and then those WOR common shares were converted into our common shares; provided, however, that vesting of our common shares deemed earned remained contingent upon the NEO’s continued employment with us through the period specified in the initial award. For the performance shares scheduled to vest at the end of fiscal 2026, the underlying number of WOR common shares were equitably adjusted and those WOR common shares were converted into our common shares, and the Compensation Committee was permitted to adjust the performance goals and calculation methodology after the Separation to preserve the overall intrinsic value of the award; provided, however, that vesting will be determined based on continuing performance through the original performance period. The performance periods for the performance shares scheduled to vest at the end of fiscal 2024 and fiscal 2025 were terminated early because a meaningful portion of the performance period had been completed at the time of the Separation and in recognition of the complications associated with adjusting those performance shares for the balance of the performance period. WOR and we agreed under the EMA to maintain the original performance period for the performance shares scheduled to vest at the end of fiscal 2026, because more than 80% of that period remained at the time of the Separation.

Performance Awards. For the performance awards scheduled to vest at the end of fiscal 2024 and fiscal 2025, the amount of cash earned was determined based on performance up to the Separation date and adjusted to account for the early termination of the performance period; provided, however, that vesting of the cash deemed earned remained contingent upon the NEO’s continued employment with us through the period specified in the initial award. For the performance awards scheduled to vest at the end of fiscal 2026, the amount of cash that may be earned under the award was not modified and the Compensation Committee was permitted to adjust the performance goals and calculation methodology after the Separation to preserve the overall intrinsic value of the award; provided, however, that vesting will be determined based on continuing performance through the original performance period. The performance periods for the performance awards scheduled to vest at the end of fiscal 2024 and fiscal 2025 were terminated early because a meaningful portion of the performance period had been completed at the time of the Separation and in recognition of the complications associated with adjusting those performance awards for the balance of the performance period. WOR and we agreed under the EMA to maintain the original performance period for the performance awards scheduled to vest at the end of 2026, because more than 80% of that period remained at the time of the Separation.

Time-Vested Restricted Common Share Awards. For the NEOs and the WOR non-employee directors who joined our Board upon the Separation, the WOR common shares were converted into our common shares and then the number of our common shares was equitably adjusted.

34 Worthington Steel | 2024 Proxy Statement • Executive Compensation

Post-Separation Compensation Program of Worthington Steel

Role of the Compensation Committee

The Compensation Committee reviews and administers the compensation for the CEO and our other executive officers, including the NEOs. The Compensation Committee also oversees our annual incentive plan for executives, long-term incentive program, equity compensation plans, and non-qualified deferred compensation plans. A more detailed discussion of the duties of the Compensation Committee is set forth in the section captioned “Corporate Governance — Committees of the Board — Compensation Committee” in this Proxy Statement.

The Compensation Committee is comprised of three directors, each of whom qualifies as an independent director under the Corporate Governance Guidelines, SEC Rules and NYSE Rules, and is free from any relationship (including disallowed consulting, advisory or other compensatory arrangements) prohibited by applicable laws, rules or regulations or that, in the opinion of the Board, is material to his or her ability to be independent from our management in connection with the duties of a member of the Compensation Committee or to make independent judgments about our executive compensation. Each member also qualifies as a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act.

The Compensation Committee has sole authority to retain and terminate such compensation consultants, legal counsel and other advisors as the Compensation Committee deems appropriate to fulfill its responsibilities, including sole authority to approve the fees and other terms of retention. The Compensation Committee has retained an independent compensation consultant, WTW, for the purpose of assisting the Compensation Committee in fulfilling its responsibilities, including providing advice on the amount and form of executive and director compensation. Fees paid related to executive and director compensation matters were $89,978 in fiscal 2024. The Compensation Committee has conducted an assessment, which included the consideration of the six factors specified in the NYSE Rule 303A.05(c)(iv) and SEC Rule 10C-1(b)(4), to evaluate whether the services performed by WTW and the insurance affiliate of WTW raise a conflict of interest or compromise the independence of WTW. Based upon this assessment, the Compensation Committee determined that WTW qualifies as an independent compensation consultant and the work of WTW and its affiliates does not raise any conflict of interest.

While the Compensation Committee retains WTW, in carrying out assignments for the Compensation Committee, WTW may interact with our management, including the heads of our human resources, legal and finance departments and their respective staffs in order to obtain information. In addition, WTW may, in its discretion, seek input and feedback from management regarding its work product prior to presentation to the Compensation Committee in order to confirm information is accurate or address certain issues.

The agendas for the Compensation Committee’s meetings are determined by the Compensation Committee’s Chair with assistance from the CEO, the Vice President of Human Resources and the Vice President, General Counsel and Secretary. These individuals, with input from WTW, make compensation recommendations for the NEOs and other executive officers. However, decisions regarding the compensation of the NEOs are made solely by the Compensation Committee.

After each regularly scheduled meeting, the Compensation Committee may meet in executive session. When meeting in executive session, the Compensation Committee may have a session with the CEO only, a session with the compensation consultant only, and a session with Compensation Committee members only. The Compensation Committee Chair reports on Compensation Committee actions to the full Board at the following Board meeting.

Stock Ownership Guidelines

In order to further emphasize the stake that our directors and senior executives have in fulfilling the goal of building and increasing shareholder value, and to deepen the resolve of executive leadership to fulfill that goal, we have established stock ownership guidelines for directors and senior executives.

35 Worthington Steel | 2024 Proxy Statement • Executive Compensation

Covered Persons	Multiple of Salary or Annual Cash Retainer, as Applicable

CEO	5 times

Executive Chairman	5 times

Directors	5 times

Chief Financial Officer	3.5 times

Chief Operating Officer	3.5 times

Senior Vice Presidents	2.5 times

Other Senior Executives	1.25 times
For purposes of these guidelines, stock ownership includes common shares held directly or indirectly, common shares held in an executive’s 401(k) Plan account(s), unvested restricted stock awards and theoretical common shares credited to the bookkeeping account of an executive or a director in one of our non-qualified
deferred compensation plans.
Under the stock ownership guidelines, once an executive or a director reaches the target ownership level, and so long as those common shares are retained and the individual remains subject to the same guideline level, there is no obligation to purchase additional common shares as a result of fluctuations in the price of the common shares.
Each covered executive or director is expected to attain the target level of stock ownership within five years from the date he or she is appointed or elected to the position. All directors and NEOs who have passed the five-year threshold have met their respective target ownership levels.
Anti-Hedging Policy
We prohibit our directors, officers (including the NEOs) and other key employees from engaging in hedging transactions with respect to the common shares. Prohibited hedging transactions include short sales, transactions in publicly-traded options such as puts, calls or similar derivative securities, or financial instruments such as zero cost collars, prepaid variable forward contracts, equity swaps and exchange funds designed to or which have the effect of offsetting a decrease in the value of the common shares. We have not made this anti-hedging policy applicable to our employees in general.
Stock Option Grant Timing Policy
The Compensation Committee takes into account the timing of our disclosure of material nonpublic information when awarding stock options. Specifically, the Compensation Committee awards stock options no earlier than at the close of trading on the first business day following our public release of quarterly earnings results, which the Compensation Committee believes is a sufficient amount of time for the public markets to absorb our quarterly earnings results. Accordingly, we do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. Consistent with this practice, during fiscal 2024 and the first quarter of fiscal 2025, the Compensation Committee awarded stock options to the NEOs in the period beginning four business days before our filing of a periodic report on Form
10-K
or Form
10-Q
or the filing or furnishing of a current report on Form
8-K
that disclosed material nonpublic information (other than a current report on Form
8-K
disclosing a material new stock option award under Item 5.02(e) of such Form
8-K),
and ending one business day after the filing or furnishing of such report (the “Designated Periods”). Pursuant to SEC Rules, we are providing the following information relating to stock options awarded to NEOs in the Designated Periods occurring during fiscal 2024:

Named Executive Officer	Grant Date	Number of Securities Underlying the Award (#)	Exercise Price of the Award ($/Share)	Grant Date Fair Value of the Award ($)
Percentage Change in the Closing Market Price of the

Securities Underlying the Award Between the Trading

Day Ending Immediately Prior to the Disclosure of

Material Nonpublic Information and the Trading Day

Beginning Immediately Following the Disclosure of

Material Nonpublic Information

(%)

Mr. Gilmore	12/22/2023	13,700	30.56	165,222	2
Mr. Adams	12/22/2023	1,500	30.56	18,090	2
Mr. Klinger	12/22/2023	1,900	30.56	22,914	2
Ms. Tillman	12/22/2023	1,900	30.56	22,914	2

Worthington Steel | 2024 Proxy Statement
• Executive Compensation

Compensation Philosophy

Our basic philosophy has long been that employees should have a meaningful portion of their total compensation tied to performance and that we should use incentives which are intended to drive and reward performance. In furtherance of this philosophy, there is broad-based participation among our full-time, non-union employees in some form of incentive compensation program. These programs include cash profit sharing programs, which compute payouts based on a fixed percentage of profits, and annual incentive bonus programs that primarily tie bonuses to operating results. We have also made broad-based grants of equity awards periodically to a number of salaried employees at and below the executive level.

Executive Compensation Philosophy and Objectives

Our objectives with respect to executive compensation are to attract and retain highly-qualified executives, to align the interests of management with the interests of shareholders and to provide incentives, based primarily on our performance, for reaching established goals and objectives. To achieve these goals and objectives, the Compensation Committee has determined that total compensation for executives will exhibit the following characteristics:

•	It will be competitive in the aggregate, using broad-based business comparators to gauge the competitive market;

•	It will be performance-oriented and highly-leveraged, with a substantial portion of the total compensation tied to our performance;

•	It will align the interests of management and the interests of our shareholders; and

•	It will promote long-term careers with us.

Our practice has long been that executive compensation be highly leveraged. Our compensation program emphasizes performance-based compensation (pay-at-risk) that promotes the achievement of our short-term and long-term objectives. We believe it is appropriate to provide a balance between incentives for short-term performance and incentives for long-term profitability. Our executive compensation program, therefore, includes both an annual bonus program and a long-term incentive compensation program. We also believe it is appropriate for long-term incentives to have a cash compensation component and an equity-based compensation component, which incentivize executives to drive our performance and align their interests with those of our shareholders. The individual components of executive compensation are discussed below.

In fulfilling its responsibilities, the Compensation Committee annually reviews certain market compensation information with the assistance of its independent compensation consultant, WTW, who is directly engaged by the Compensation Committee to prepare the information. This includes information regarding compensation paid to executives with similar responsibilities from a broad-based group of approximately 800 companies (the “comparator group”). A list of the entities in the comparator group is set forth on Appendix I to this Proxy Statement.

The comparator group is comprised largely of manufacturing companies, maintained in the executive compensation database of WTW at the time the study is conducted, with median revenues of $4.1 billion. Changes in the comparator group occur as companies begin or cease participation in the database, due to a sale, merger or acquisition of the companies included or for other reasons. The Compensation Committee neither selects nor specifically considers the individual companies in the comparator group. For comparison purposes, due to variances in the size of the companies in the comparator group, regression analysis, which is an objective analytical tool used to determine the relationship between data, is used to adjust data to better align with our revenue size, which the Compensation Committee set at $3.4 billion for purposes of its analysis. The Compensation Committee believes that using this broad-based comparator group minimizes the effects of changes to the group due to changes in database participation, lessens the impact a single entity can have on the overall data, provides more consistent results and better reflects the market in which we compete for executive talent.

During its review process, the Compensation Committee meets directly with its compensation consultant and reviews comparator group information with respect to salaries, bonuses and long-term incentive compensation programs. The Compensation Committee considers comparator group information provided by the compensation consultant as an important factor in determining the appropriate levels and mix of executive compensation.

The salaries of the NEOs generally fall below market median comparables developed from the comparator group, although the actual salaries of the NEOs vary from individual to individual and from position to position due to factors such as time in the position, performance, experience, internal equity and other factors the Compensation Committee deems appropriate. Bonus opportunities to be paid to the NEOs for achieving targeted levels of performance are generally above

37 Worthington Steel | 2024 Proxy Statement • Executive Compensation

what the compensation consultant considers market median for annual bonuses because salaries are intentionally set below market median comparables. In setting normal long-term incentive compensation opportunities of the NEOs, the Compensation Committee generally starts with the market median developed by the compensation consultant, and then makes adjustments the Compensation Committee deems appropriate.

While comparator group information is a factor considered in setting compensation, where a specific NEO’s bonus opportunity and long-term incentive compensation fall relative to the market median developed from the comparator group will vary based upon internal equity and other factors listed in the preceding paragraph. Bonuses and long-term incentive compensation actually paid may vary significantly depending on our performance during the applicable year(s).

The Compensation Committee uses tally sheets as a tool to assist in its review of executive compensation. The tally sheets contain the components of the NEOs’ current and historical compensation, including salary, bonus and long-term incentive compensation. The tally sheets and other information provided to the Compensation Committee also show the estimated compensation that would be received by the NEOs under certain scenarios, including in connection with a change in control of the Company and the termination of the NEOs’ employment.

While prior compensation or amounts realized or realizable from prior awards are given some consideration, the Compensation Committee believes that the current and future performance of the Company and the individual executive should be the most significant factors in setting the compensation for the NEOs.

The CEO’s performance is annually evaluated by the Compensation Committee and the full Board. The criteria considered include: our overall performance; overall leadership by the CEO; the CEO’s performance in light of, and his development and stewardship of, our philosophy and our current and long-term strategic plans, goals and objectives; development of an effective senior management team; positioning us for future success; and effective communications with the Board and stakeholders. The Compensation Committee also evaluates the performance of the other NEOs when annually reviewing and setting executive compensation. The criteria considered for the other NEOs are similar to those for the CEO, adjusted to reflect each NEO’s position and responsibilities.

Compensation Risk Analysis

Our executive compensation programs are designed to be balanced, with a focus on both achieving consistent, solid year-over-year financial results and growing shareholder value over the long term. The highest amount of compensation can be attained under these programs, taken as a whole, through consistently strong performance over sustained periods of time. This provides strong incentives for achieving success over the long term and avoiding excessive risk-taking in the short term.

We believe that compensation incentives, based primarily upon our earnings or similar performance measures, have played a vital role in our success. Making profit sharing, bonuses and/or other incentive payments broadly available to all levels of non-union employees has fostered an ownership mentality throughout the workforce which has resulted in long-term employment and a desire to drive consistent financial performance. Our culture, aided by this ownership mentality, is focused on striving to continually improve performance and achieve long-term success without engaging in excessive risk-taking.

We do not believe that our compensation incentives encourage excessive risk-taking for the following reasons:

•	Salaries provide meaningful base levels of compensation, minimizing the need for excessive risk-taking.

•

The performance goals established for the bonus program are based upon realistic levels, reviewed and approved by the Compensation Committee, that the Compensation Committee believes can be attained without taking inappropriate risks or materially deviating from normal operations, expected continuous improvement or approved strategy.

•

The performance goals for the performance awards and performance shares are based upon results over three-fiscal-year periods which mitigates the risk that executives would take actions designed to benefit only the short-term and jeopardizing longer-term performance.

•

In setting targets for bonuses and long-term incentive compensation, restructuring charges and other selected items are eliminated and results are adjusted to eliminate inventory holding gains or losses, which limit rewards for risky behavior outside the ordinary course of business.

38 Worthington Steel | 2024 Proxy Statement • Executive Compensation

•	Stock options generally contain a three-year incremental vesting schedule and provide rewards based on the long-term performance of the common shares.

•	Restricted stock has a time-vesting requirement, generally cliff vests after three years, and further links executive compensation to the long-term value of the common shares.

•

Our stock ownership guidelines and anti-hedging policy also drive stock ownership among executives, again aligning their interests with the interests of our shareholders and the long-term growth in the value of the common shares.

•

Following the Separation, the Compensation Committee also made special grants of performance share awards (“special PSAs”) to select NEOs and other executives that vest only if the performance-based vesting condition and a time-based vesting condition are satisfied. Under the terms of the special PSAs, vesting is tied to our annualized absolute total shareholder return over a three-year period beginning on April 1, 2024 and ending on March 31, 2027. The retention component requires the participant to remain continuously employed by us through the third, fourth and fifth anniversaries of the award grant date. The special PSAs were made in recognition of the executives’ key roles in the Separation, the outstanding efforts associated with our post-Separation transition into an independent company, and for executive retention and shareholder alignment.

Say-on-Pay Consideration

The Compensation Committee expects to evaluate the results of our shareholders’ advisory vote on the compensation of the NEOs, together with the other factors and data discussed in this CD&A, in determining future executive compensation policies and making executive compensation decisions.

Compensation Components

Salary

Salaries for the NEOs are set to reflect the duties and responsibilities inherent in each position, individual levels of experience, performance, market compensation information, internal pay equity, and the Compensation Committee’s judgment. The Compensation Committee annually reviews information regarding compensation paid by the comparator group to executives with similar responsibilities. It is the Compensation Committee’s intent, in general, to set salaries below market median levels, with consideration given to the factors previously described, and have total annual cash compensation vary based on the level at which bonuses are earned.

Following the Separation, on December 19, 2023, after further evaluation of the duties, responsibilities, experience, performance and market compensation information for each of the NEOs, the Compensation Committee approved the following base salaries for the NEOs (with the post-Separation adjusted salary for Mr. Heuer being approved on February 19, 2024 in connection with his promotion to Vice President, General Counsel and Corporate Secretary).

Named Executive Officer	2024 Post-Separation Salaries
Mr. Gilmore	$820,000
Mr. Adams	$310,000
Mr. Blystone	$800,000
Mr. Klingler	$470,000
Mr. Heuer	$310,000
Ms. Tillman	$372,000

Bonus

The NEOs participate in our Annual Incentive Plan for Executives, under which opportunities to earn cash bonuses are tied to attainment of annual target results. Bonuses are generally tied to achieving specified levels (threshold, target and maximum) of corporate performance for the applicable fiscal year performance period. For the post-Separation portion of fiscal 2024, the payouts were tied to achieving specified levels (threshold, target and maximum) of EVA (25% weighting) and Adjusted EPS (75% weighting). Restructuring charges and other selected items are excluded from all calculations, and the impact of inventory holding gains or losses is factored out in calculating Adjusted EPS.

39 Worthington Steel | 2024 Proxy Statement • Executive Compensation

For performance falling between threshold and target or between target and maximum, the award is linearly pro-rated. If threshold levels are not reached for any performance measure, no bonus will be paid under that performance metric. Bonuses are paid in cash within a reasonable time following the end of the performance period, unless the Board specifically provides for a different form of payment.

Termination of employment before the end of the applicable annual performance period results in forfeiture of the bonus (as was the case for Ms. Tillman), except that if the NEO dies, becomes disabled or retires, a pro rata portion of any otherwise earned bonus will be payable upon termination of employment. In the event of a change in control of the Company, followed by the termination of an NEO’s employment during the relevant performance period, the bonus will be payable at the greater of performance as of the change in control or the target level upon termination of employment.

Following the Separation, on December 19, 2023, after further evaluation of the duties, responsibilities, experience, performance and market compensation information for each of the NEOs, the Compensation Committee approved the following target bonuses, expressed as a percentage of salary, of the NEOs for the post-Separation portion of fiscal 2024:

Named Executive Officer	2024 Post-Separation Bonus Opportunities
Mr. Gilmore	140%
Mr. Adams	90%
Mr. Blystone	125%
Mr. Klingler	125%
Mr. Heuer	65%
Ms. Tillman	75%

For fiscal 2024, the bonuses were calculated by averaging the performance levels achieved during the first half of fiscal 2024 (pre-Separation) and for the second half of fiscal 2024 (post-Separation). For the first half of fiscal 2024, the performance level achieved was 116.9% for Mr. Gilmore and Mr. Heuer and, as a result of the applicable steel processing segment performance, 133.4% for Mr. Adams and Mr. Klinger. For the second half of fiscal 2024, the performance level achieved was 200% for all NEOs. Therefore, the bonus for fiscal 2024 was paid at 158.5% of target levels for Mr. Gilmore and Mr. Heuer, at 166.7% of target levels for Mr. Adams and Mr. Klingler, and at 158.5% for Mr. Blystone (however, Mr. Blystone’s fiscal 2024 bonus was payable for only the post-Separation portion of fiscal 2024). Mr. Blystone’s and Mr. Heuer’s bonuses were pro-rated for the amount of time they spent in their positions in fiscal 2024.

Long-Term Incentive Compensation

As discussed earlier in this CD&A, WOR granted the NEOs (other than Mr. Blystone) stock options, performance awards, performance shares and restricted stock under its long-term incentive compensation program during the pre-Separation portion of fiscal 2024 in connection with their service as WOR employees. Those awards were assumed by us under the terms of the EMA, as is described in the “Treatment of Incentive Compensation Awards in Connection with the Separation” section of this CD&A.

In light of such awards, the Compensation Committee did not grant stock options, performance awards, performance shares or restricted stock to the NEOs during the post-Separation portion of fiscal 2024, except for the: (1) December 22, 2023 grants of restricted stock to Mr. Gilmore, Mr. Adams, Mr. Blystone, Mr. Klingler and Ms. Tillman; (2) December 22, 2023 grants of stock options to Mr. Gilmore, Mr. Adams, Mr. Klingler and Ms. Tillman; (3) December 22, 2023 grants of performance awards and performance shares to Mr. Gilmore, Mr. Adams, Mr. Blystone, Mr. Klingler and Ms. Tillman; and (4) April 1, 2024 grants of special PSAs to Mr. Gilmore, Mr. Adams, Mr. Blystone and Mr. Klingler. The December 2023 and April 2024 grants were made in recognition of the executives’ key roles in the Separation, the outstanding efforts associated with our post-Separation transition into an independent company and the additional responsibilities the executives assumed in connection with a newly independent, public company and for retention and shareholder alignment purposes. These grants are described in the “Restricted Stock,” “Performance Awards and Performance Shares – Grants in Fiscal 2024” and “Special PSAs” sections below.

40 Worthington Steel | 2024 Proxy Statement • Executive Compensation

Aside from discussions of the grants made by the Compensation Committee in fiscal 2024, the balance of this “Long-Term Incentive Compensation” section describes our long-term incentive compensation program for NEOs and other executives, as established by the Compensation Committee and which will normally consist of:

•	Stock options;

•	Performance awards based on achieving measurable financial results over a three-fiscal-year period;

•	Performance shares based on achieving measurable financial results over a three-fiscal-year period; and

•	Restricted stock that vests based on the passage of time.

The Compensation Committee may also make special awards (e.g., special PSAs) to selected NEOs and other executives in recognition of the executives’ exceptional performance, promotion or increased responsibility, or important role in meaningful initiatives or transactions.

Awards of stock options, performance awards, performance shares, restricted stock and special PSAs are made under the Worthington Steel, Inc. 2023 Long-Term Incentive Plan (the “2023 LTIP”).

In setting the size of the overall normal long-term incentive compensation awards, the Compensation Committee generally begins by looking at market median values for the comparator group, and then makes adjustments for each executive for items such as the executive’s time in the position, internal equity, performance and such other factors as the Compensation Committee deems appropriate. The percentage of the long-term incentive compensation provided by each type of award is determined by the Compensation Committee without any particular formula. The value given to stock options for purposes of these awards is determined by the Compensation Committee based on input from its compensation consultant taking into account the anticipated grant date fair value calculated under applicable accounting rules and the stock option values used for recent annual grants. The same is true for restricted stock awards, the value of which is generally based on a recent market price of the common shares. Likewise, the value of the performance shares is generally based on the number of common shares that can be earned at target, multiplied by a recent common share price. The value used for performance awards is generally the amount that can be earned at target. The amount of each type of award granted to an executive officer is determined consistent with the above factors, with the specific amount determined by the Compensation Committee on a subjective basis combining all of the factors considered.

The Compensation Committee believes that using a blend of these award types represents a particularly appropriate and balanced method of motivating and rewarding executives. Restricted stock and stock options align the interests of our executives with those of our shareholders by providing value tied to appreciation in the common share price. Performance awards motivate long-term results because their value is tied to sustained financial achievement over a multiple-year period. Performance shares blend both of these features because the number of performance shares received is tied to sustained financial achievement over a multiple-year period, and the value of those performance shares is tied to the price of the common shares. The Compensation Committee believes the combination of these forms of incentive compensation is superior to reliance upon only one form and is consistent with our compensation philosophy and objectives.

The Compensation Committee generally awards stock options, performance awards, performance shares and restricted stock at its June meeting each year. The stock options and restricted stock are generally made effective following the meeting and after we report earnings for the just-completed fiscal year. Performance awards and performance shares are generally based on performance over a three-fiscal-year period beginning with the first day of the fiscal year in which the awards are made. An explanation of the calculation of the compensation expense relative to the equity-based long-term incentive compensation is set forth in the section of this CD&A captioned “Equity-Based Long-Term Incentive Compensation Accounting”.

Current plan provisions prohibit backdating stock options to provide for lower exercise prices or repricing or offering buyouts of underwater stock options without shareholder consent.

Stock Options

Stock options are normally granted annually to the NEOs, with the number of common shares covered by a stock option award generally dependent upon the executive’s position and external market data. The following describes the Compensation Committee’s general practice in granting stock options, excluding grants tailored to meet specific or special circumstances.

41 Worthington Steel | 2024 Proxy Statement • Executive Compensation

All stock options granted to the NEOs are non-qualified stock options and they will generally vest in equal amounts at a rate of one-third per year for three years.

Termination of employment results in the forfeiture of unvested stock options, except that the Compensation Committee may exercise its discretion to cause all or a portion of the unvested stock options to vest upon retirement, death or disability. Upon termination of employment due to retirement, death or disability, the vested portion of any outstanding stock options will remain exercisable until the earlier of the stock option’s stated expiration date or 36 months after the termination of employment. In the event of a change in control followed by termination of employment without cause or constructive termination of employment, any outstanding stock options will become fully vested and exercisable. Additionally, the then vested portion of any outstanding stock options will remain exercisable until the earlier of the stock option’s stated expiration date or 12 months after the termination of employment. The Compensation Committee may allow the holder of a stock option to elect, during the 60-day period following a change in control, to surrender a stock option or a portion thereof in exchange for a cash payment equal to the excess of the change in control price per share over the exercise price per share.

The stock options granted to the NEOs in fiscal 2024 are detailed in the “Grants of Plan-Based Awards for Fiscal 2024” table in this Proxy Statement. For purposes of the “Grants of Plan-Based Awards for Fiscal 2024” table, stock options are valued based on a grant date fair value and calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”). This value for stock options is also reported in the “Option Awards” column of the “Fiscal 2024 Summary Compensation Table” in this Proxy Statement.

Performance Awards and Performance Shares – In General

The Compensation Committee has and expects to continue to award a select group of key executives, including the NEOs, long-term performance awards and performance shares which are earned based upon the achievement of pre-established financial measures and goals (threshold, target and maximum) over a prospective three-fiscal-year performance period. The Compensation Committee may periodically consider whether to change the financial measures used and review the types of measures used by other companies and other relevant information provided by its compensation consultant.

Performance awards are intended to reward executives for achieving the goals, while performance shares are intended to reward executives for both achieving the goals and increasing the common share price. If the performance criteria are met, payouts are generally made in the quarter following the end of the performance period. If the performance level falls between threshold and target or between target and maximum, the award is linearly pro-rated. Nothing is paid or delivered under the performance awards or the performance awards if none of the three-fiscal-year financial thresholds are met.

Performance awards may be paid in cash, common shares or any combination thereof, as determined by the Compensation Committee at the time of payment. Earned performance awards have historically been paid in cash by WOR and the Compensation Committee currently intends to continue that practice. Performance shares are generally settled in common shares and the value is determined not only by the number of common shares earned, but also by the price of the common shares at the time the common shares are delivered.

The calculation of our results and the level of attainment of performance criteria are made solely by the Compensation Committee based upon our consolidated financial statements. The Compensation Committee determines the appropriate changes and adjustments and may make adjustments for unusual events or other items deemed to not be indicative of our core operating results, including, without limitation, changes in tax and accounting rules and regulations, extraordinary gains and losses, mergers and acquisitions, and purchases or sales of substantial assets. Restructuring charges and other selected items are generally excluded from the calculation of all financial measures, and the impact of inventory holding gains or losses are generally factored out in calculating Adjusted EPS.

Performance Awards and Performance Shares – Grants in Fiscal 2024

As previously discussed, WOR granted performance awards and performance shares in early fiscal 2024. In addition, effective December 22, 2023, in recognition of the executives’ key roles in the Separation and additional responsibilities leading a newly independent public company and for retention and shareholder alignment purposes, the Compensation Committee made the following grants of additional performance shares (at the target level): Mr. Gilmore (10,100 common shares); Mr. Adams (900 common shares); Mr. Blystone (14,750 common shares); Mr. Klingler (1,550 common shares); and

42 Worthington Steel | 2024 Proxy Statement • Executive Compensation

Ms. Tillman (1,200 common shares). The Compensation Committee also made the following amounts of performance awards (at the target level): Mr. Gilmore ($640,000); Mr. Adams ($65,000); Mr. Blystone ($810,000); Mr. Klingler ($100,000) and Ms. Tillman ($80,000). Mr. Heuer was not an executive officer until February 2024 and did not receive performance awards or performance shares in fiscal 2024.

Performance shares granted in fiscal 2024 for the performance period ending with fiscal 2026 are reported in the “Stock Awards” column of the “Fiscal 2024 Summary Compensation Table” of this Proxy Statement. Performance awards and performance shares granted in fiscal 2024 for the performance period ending with fiscal 2026 are reported in the “Grants of Plan-Based Awards for Fiscal 2024” in this Proxy Statement. An explanation of the calculation of the compensation expense relative to those awards is set forth in the “Equity-Based Long-Term Incentive Compensation Accounting” section in this CD&A.

The performance measures adopted by the WOR CC for the performance awards and performance shares granted in early fiscal 2024 are described in the “Pre-Separation Compensation and Compensation at Separation Established by WOR – Long-Term Incentive Compensation – Performance Shares and Performance Awards” section of this CD&A. The performance awards and performance shares granted by the Compensation Committee in December 2023, were made on substantially the same terms as those granted by WOR in early fiscal 2024, and the performance goals were reviewed and ratified by the Compensation Committee. The Compensation Committee believes that the corporate performance measures selected for the performance awards and performance shares granted in fiscal 2024 are appropriate because:

•	The Adjusted EPS growth metric strongly correlates with growth in equity value; and

•

The cumulative EVA target, which is driven by net operating profit in excess of the cost of capital employed, keeps management focused on the most effective use of existing assets and pursuing only those growth opportunities which provide returns in excess of the cost of capital.

Performance Awards and Performance Shares – Vested in Fiscal 2024

The performance awards and performance shares that were scheduled to vest at the end of fiscal 2024 and the end of fiscal 2025 (each of which was granted by WOR) were fixed in connection with the Separation, as described in the “Treatment of Incentive Compensation Awards in Connection with the Separation” section of this CD&A, and will vest if the NEOs remain employed with us through the respective performance periods initially established. The percentage of target levels achieved for the performance awards and performance shares scheduled to vest at the end of fiscal 2024 were 200% for NEOs subject to corporate performance measures (i.e., Mr. Gilmore) and 191.8% for NEOs subject to a combination of corporate and steel processing segment performance measures (i.e., Mr. Adams and Mr. Klingler). The percentage of target levels achieved for the performance awards and performance shares scheduled to vest at the end of fiscal 2025 were 100% for NEOs subject to corporate performance measures (i.e., Mr. Gilmore) and 50% for NEOs subject to a combination of corporate and steel processing segment performance measures (i.e., Mr. Adams and Mr. Klingler). As a result, the performance awards and performance shares scheduled to vest at the end of fiscal 2024 were fixed and vested as follows, and the performance awards and performance shares scheduled to vest at the end of fiscal 2025 were fixed and became eligible for vesting in the amounts shown below subject to each NEO’s continued employment with us through the end of fiscal 2025:

Named Executive Officer	Scheduled to Vest at the End of Fiscal 2024		Scheduled to Vest at the End of Fiscal 2025
	Performance Awards ($)	Performance Shares (#)	Performance Awards ($)	Performance Shares (#)

Mr. Gilmore	$1,073,332	28,418	$560,000	20,670

Mr. Adams	$143,850	3,715	$37,500	1,292

Mr. Klingler	$537,040	14,041	$150,000	5,491

Due to the adverse tax consequences that would have resulted from the combination of the above-described treatment of the performance shares scheduled to vest at the end of fiscal 2025 and Mr. Adams having met the service and age conditions for retirement under the terms of the applicable plan, the performance shares held by Mr. Adams that were schedule to vest at the end of fiscal 2025 were also vested at the end of fiscal 2024. Mr. Blystone and Mr. Heuer did not hold any such performance awards or performance shares, and such performance awards and performance shares previously held by Ms. Tillman were forfeited upon her resignation and did not vest. Accordingly, Mr. Blystone, Mr. Heuer and Ms. Tillman were excluded from the table above.

43 Worthington Steel | 2024 Proxy Statement • Executive Compensation

Performance awards earned for the performance period ended with fiscal 2024 are reported in the “Non-Equity Incentive Plan Compensation – Performance Award” column of the “Fiscal 2024 Summary Compensation Table” of this Proxy Statement.

Performance Awards and Performance Shares – Impact of Termination/Change in Control

Termination of employment results in forfeiture of performance awards and performance shares, except if termination is due to death, disability or retirement, a pro rata payout will be made for performance periods ending 24 months or less after termination of employment based on the number of months of employment completed by the participant during the performance period before the effective date of termination, provided that the applicable performance goals are achieved. No payout will be made for performance periods ending more than 24 months after termination of employment. Unless the Compensation Committee specifically provides otherwise at the time of grant, if a change in control occurs, all performance awards and performance shares would be payable in full at the target level, and immediately settled or distributed.

Restricted Stock

Restricted stock is intended to reward and incent executives by directly aligning their interests with the interests of shareholders. Restricted stock generally vests in full (i.e., cliff vest) if the executive remains continuously employed by us for a three-year period. The Compensation Committee has granted, and may again grant, restricted stock with different vesting terms. The time-based vesting condition of restricted stock also serves as a management retention tool.

Termination of employment before the end of the vesting period results in the forfeiture of restricted stock, except that the award will vest (1) in full if the NEO dies or becomes permanently disabled and (2) if the Compensation Committee provides for the vesting of some or all of the restricted stock upon retirement. If a change in control occurs and the NEO’s employment is, during the two years following the change in control, terminated by us without cause or terminated by the NEO due to an adverse change in the executive’s terms of employment, the restricted stock will fully vest upon termination of employment. Dividends accrued on restricted stock are distributed to the NEO in conjunction with vesting of the award.

As previously discussed, WOR granted restricted stock in early fiscal 2024. In addition, effective December 22, 2023, the Compensation Committee granted restricted stock to the NEOs. These grants of restricted stock were intended to account for the additional responsibilities the NEOs assumed with us by supplementing the NEOs’ existing unvested restricted stock grants made by WOR in fiscal 2022, fiscal 2023 and fiscal 2024. As such, the December 2023 grants were made in three tranches to each NEO, with the tranches cliff vesting on the first, second and third anniversaries of the grant date. Also effective December 22, 2023, in recognition of his exceptional performance in supporting the Separation, the Compensation Committee made an additional restricted stock grant to Mr. Adams that will cliff vest on the third anniversary of the grant date. On March 22, 2024, in connection with his promotion to Vice President, General Counsel and Secretary, the Compensation Committee granted Mr. Heuer restricted stock that will cliff vest on the third anniversary of the grant date. Restricted stock granted to Ms. Tillman was forfeited upon her resignation. The following table summarizes the Compensation Committee’s grants of restricted stock to the NEOs during the post-Separation portion of Fiscal 2024:

	Restricted Stock Granted in Dec. 2023			Restricted Stock Granted in Mar. 2024
Named Executive Officer	Vesting Dec. 22, 2024 (#)	Vesting Dec. 22, 2025 (#)	Vesting Dec. 22, 2026 (#)	Vesting Mar. 22, 2027 (#)

Mr. Gilmore	7,770	21,190	15,100	–

Mr. Adams	780	2,140	11,600	–

Mr. Blystone	8,920	24,340	17,650	–

Mr. Klingler	1,150	3,150	2,100	–

Mr. Heuer	–	–	–	710

Ms. Tillman	980	2,690	2,000	–

Restricted stock granted to the NEOs in fiscal 2024 is reported in the “Stock Awards” column of the “Fiscal 2024 Summary Compensation Table” and the “Grants of Plan-Based Awards for Fiscal 2024” table of this Proxy Statement. Restricted stock is valued based on grant date fair value and calculated in accordance with ASC 718.

44 Worthington Steel | 2024 Proxy Statement • Executive Compensation

Special PSAs

Effective April 1, 2024, the Compensation Committee granted shareholder wealth creation and leadership retention awards (“special PSAs”) to select NEOs in recognition of the executives’ key roles in the Separation and the outstanding efforts associated with our post-Separation transition into an independent company, and for executive retention and shareholder alignment purposes.

The special PSAs will vest if both a performance-based vesting condition (“Performance Condition”) and a time-based vesting condition (“Retention Condition”) are satisfied. Under the Performance Condition, our annualized absolute total shareholder return (“Annualized ATSR”) during the three-year period beginning on April 1, 2024 and ending on March 31, 2027 (“Performance Period”) must exceed a threshold level in order to be satisfied. If the Performance Condition is satisfied, the amount of special PSAs that become eligible to vest will correspond to our actual Annualized ATSR results, as measured from the threshold level of Annualized ATSR to a maximum level of Annualized ATSR. Achievement at the threshold level results in 50% of the target amount of special PSAs becoming eligible to vest, and achievement at the maximum level results in 150% of the target amount of special PSAs becoming eligible to vest (with results between the threshold and maximum levels determined by straight-line interpolation).

The Retention Condition requires the NEO to remain continuously employed by us through the third, fourth and fifth anniversaries of the award grant date. Any of the special PSAs that becomes eligible to vest under the Performance Condition will vest in one-third increments on each of the third, fourth and fifth anniversaries of the award grant date if the corresponding Retention Condition is satisfied.

NEOs do not have the right to vote any of the special PSAs. Amounts equal to dividends on our common shares will accrue on the special PSAs and be paid upon vesting. In limited circumstances, the special PSAs may vest before the Performance Condition and/or each Retention Condition is met. If the NEO’s employment terminates due to death or disability during the Performance Period, the special PSAs will vest on the last day of the Performance Period, if at all, based on the extent to which the Performance Condition is met. If the NEO’s employment terminates due to death or disability after the Performance Period, any outstanding special PSAs that were eligible to vest as a result of meeting the Performance Condition will vest. If the NEO’s employment is terminated by us without cause or by the executive upon an adverse change in the terms of the executive’s employment, as each is described in the award agreement, within two years following a change in control, as defined in the 2023 LTIP, the special PSAs will vest as of the date of the change in control at the greater of the target level or at the level determined by actual performance. If the NEO’s employment is terminated by us without cause after the Performance Condition is met, but before all Retention Conditions are met, any outstanding special PSAs that were eligible to vest as a result of meeting the Performance Condition will vest.

The special PSAs (at the target level) granted to the NEOs were: Mr. Gilmore (69,190 common shares); Mr. Blystone (27,680 common shares); Mr. Klingler (20,760 common shares); and Mr. Adams (19,370 common shares). Special PSAs granted to the NEOs in fiscal 2024 are reported in the “Stock Awards” column of the “Fiscal 2024 Summary Compensation Table” and the “Grants of Plan-Based Awards for Fiscal 2024” table of this Proxy Statement.

Clawback Policy

In accordance with SEC Rules relating to incentive-based compensation recovery (“clawback”) policies and NYSE Rules, we adopted a clawback policy in connection with the Separation. The clawback policy requires us to seek recovery of erroneously awarded incentive-based compensation received by our executive officers in the event we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws.

In addition, if we are required to restate our earnings as a result of material non-compliance with a financial reporting requirement due to misconduct, under Section 304 of the Sarbanes-Oxley Act of 2002 (“SOX”), the CEO and our Chief Financial Officer (“CFO”) would be required to reimburse us for any bonus or other incentive-based or equity-based compensation received by them from us during the 12-month period following the first filing with the SEC of the financial document that embodied the financial reporting requirement required to be restated, and any profits realized from the sale of the common shares during that 12-month period, to the extent required by SOX.

Equity-Based Long-Term Incentive Compensation Accounting

The accounting treatment for equity-based long-term incentive compensation is governed by ASC 718. Stock options are valued using the Black-Scholes pricing model based upon the grant date closing price per common share underlying the

45 Worthington Steel | 2024 Proxy Statement • Executive Compensation

stock option award, the expected life of the stock option award, the risk-free interest rate, the dividend yield, and the expected volatility. Further information concerning the valuation of stock options and the assumptions used in that valuation is contained in “Note A – Summary of Significant Accounting Policies – Stock-Based Compensation” and “Note K – Stock-Based Compensation” of the Notes to Consolidated and Combined Financial Statements in “Item 8. – Financial Statements and Supplementary Data” of the 2024 Form 10-K.

Performance shares payable in common shares are initially valued using the price per common share based on the target award, and compensation expense is recorded prospectively over the performance period on a straight-line basis. This amount is then adjusted on a quarterly basis based upon an estimate of the performance level anticipated to be achieved for the performance period in light of actual and forecasted results.

Performance awards are initially valued at the target level, and compensation expense is recorded prospectively over the performance period on a straight-line basis. This amount is then adjusted on a quarterly basis based on an estimate of the performance level anticipated to be achieved for the performance period in light of actual and forecasted results.

Restricted stock is valued at fair value as of the date of grant and the calculated compensation expense is recognized on a straight-line basis over their respective vesting periods. For restricted stock with only time-based vesting, fair value is generally equal to the closing price of the common shares at the respective grant date. If the vesting is subject to other conditions, such as the special PSAs, the value is generally calculated under a Monte Carlo simulation model. Further information concerning the valuation of restricted stock and the assumptions used in that valuation is contained in “Note A – Summary of Significant Accounting Policies – Stock-Based Compensation” and “Note K – Stock-Based Compensation” of the Notes to Consolidated and Combined Financial Statements in “Item 8. – Financial Statements and Supplementary Data” of the 2024 Form 10-K.

401(k) Plan

Most of our full-time, non-union employees, including the NEOs, participate in our 401(k) plan, the Worthington Steel, Inc. 401(k) Retirement Savings Plan (the “401(k) Plan”). Contributions made by us to participants’ accounts under the 401(k) Plan are generally based on 3% of eligible compensation which includes base salary, profit sharing, bonus and annual cash incentive bonus payments, overtime and commissions, up to the maximum limit set by the Internal Revenue Service (“IRS”) from year to year ($345,000 for calendar 2024). In addition, the NEOs and other participants in the 401(k) Plan may elect to make voluntary contributions up to prescribed IRS limits. These voluntary contributions are generally matched by our contribution of 50% of the first 4% of eligible compensation contributed by the participant. Distributions under the 401(k) Plan are generally deferred until retirement, death or total and permanent disability.

Non-Qualified Deferred Compensation

The NEOs and other highly-compensated employees are eligible to participate in the Worthington Steel, Inc. Non-Qualified Deferred Compensation Plan (the “NQDC Plan”). The NQDC Plan is a voluntary, non-tax-qualified, unfunded deferred compensation plan available only to select highly-compensated employees for the purpose of providing deferred compensation, and thus potential tax benefits, to these employees.

Under the NQDC Plan, our executive officers may defer the payment of up to 50% of their base salary and up to 100% of their bonus. Amounts deferred are credited to the participants’ bookkeeping accounts under the NQDC Plan at the time the base salary and/or bonus would have otherwise been paid. In addition, we may make discretionary employer contributions to the participants’ bookkeeping accounts in the NQDC Plan. In recent years, we have made employer contributions in order to provide the same percentage of retirement-related deferred compensation to executive officers compared to other employees that would have been made but for the IRS limits on annual compensation that may be considered under the 401(k) Plan. For 2024, we made contributions to the 2024 NQ Plan for participants equal to (a) 3% of an executive’s annual compensation (base salary plus bonus) in excess of the IRS maximum and (b) a matching contribution of 50% of the first 4% of annual compensation contributed by the executive to the 401(k) Plan to the extent not matched by us under the 401(k) Plan. Participants in the NQDC Plan may elect to have their bookkeeping accounts treated as invested (a) with a rate of return reflecting (i) the returns on those investment options available under the 401(k) Plan or (ii) a fixed interest rate set annually by the Compensation Committee (4.37% for fiscal 2024), or (b) in theoretical common shares reflecting increases or decreases in the fair market value of the common shares with dividends deemed reinvested. Any portion of a participant’s bookkeeping account credited to theoretical common shares must remain credited to theoretical common shares until distributed. Otherwise, participants in the NQDC Plan may change the investment options for their bookkeeping accounts as of the time permitted under the 401(k) Plan for the same or a similar investment option.

46 Worthington Steel | 2024 Proxy Statement • Executive Compensation

Employees’ bookkeeping accounts in the NQDC Plan are fully vested. Payouts of amounts credited to theoretical common shares are made in whole common shares and cash in lieu of fractional shares. Payouts of amounts credited to all other investment options are made in cash. Payments will be made as of a specified date selected by the participant or, subject to the timing requirements of Section 409A of the Internal Revenue Code, when the participant is no longer employed by us. Payments are made either in a lump sum or in installments, all as chosen by the participant at the time the deferral is elected. The Compensation Committee may permit hardship withdrawals from a participant’s account under defined guidelines.

Perquisites

We make a Club membership available to certain NEOs because we believe that such memberships can be useful for business entertainment purposes. Certain NEOs occasionally use our airplanes for personal travel. In such cases, the NEOs who use our airplanes for personal travel are charged an amount equal to the standard industry fare level, or SIFL rate, set forth in the regulations promulgated by the United States Department of the Treasury (“Treasury Regulations”), which is generally less than our incremental costs.

Other Company Benefits

We provide employees, including the NEOs, with a variety of other employee welfare benefits including medical benefits, disability benefits, life insurance, and accidental death and dismemberment insurance, which are generally provided to all full-time, non-union employees. We also provide the NEOs and other executives with disability insurance benefits which are generally not provided to other employees, and for which we pay the full amount of the applicable premiums.

Termination and Change in Control Arrangements

We are not a party to any employment agreement or severance agreement with an NEO. An NEO whose employment with us terminates in certain circumstances is entitled to compensation that the Compensation Committee believes is appropriate, taking into account the time expected for a terminated NEO to find another job, and is intended to ease the consequences to an NEO of a termination of employment.

The Compensation Committee recognizes the importance to us and our shareholders of avoiding the distraction and loss of key executives that may occur in connection with any rumored, threatened or actual change in control. To that end, the Compensation Committee believes that providing reasonable change in control benefits to the NEOs protects shareholder interests by enhancing executive focus during rumored, threatened or actual change in control activity through incentives to remain with us despite uncertainties while a transaction is under consideration or pending and assurance of benefits in the event of termination of employment in connection with a change in control. To reduce the potential distraction due to personal uncertainties and risks that inevitably arise when a change in control is rumored, threatened or pending, the NEOs are entitled to change in control benefits in connection with incentive compensation awards. The benefits under the incentive compensation awards for restricted stock are subject to a “double trigger” that provides for accelerated vesting of incentive compensation awards in connection with a change in control only if the employment of the NEO is terminated in connection with the change in control.

The Compensation Committee believes that these change in control provisions are appropriate, particularly because we have no employment agreements or other stand-alone change in control agreements relative to the NEOs or other executives. The payments that an NEO would be entitled to receive upon termination or a change in control are not considered by the Compensation Committee when making annual compensation decisions for the NEOs and do not factor into decisions made by the Compensation Committee regarding other compensation elements.

For additional information regarding the termination and change in control arrangements with the NEOs, see the section of this Proxy Statement captioned “Executive Compensation – Potential Payments Upon Termination or Change in Control”.

Tax Deductibility

Section 162(m) of the Internal Revenue Code generally limits the deduction that we may take for certain remuneration paid in excess of $1,000,000 to any “covered employee” in any one taxable year. Section 162(m) of the Internal Revenue Code applies to the CEO, the CFO and each of our three most highly compensated officers (not including the CEO and the CFO) and any person who has been the CEO, the CFO, or one of the other three most highly compensated officers in any year beginning after December 31, 2016.

47 Worthington Steel | 2024 Proxy Statement • Executive Compensation

The Compensation Committee intends to continue to examine the best method to pay incentive compensation to executive officers, which will include consideration of any changes to Section 162(m) of the Internal Revenue Code. In all cases, whether or not some portion of a covered employee’s compensation is tax deductible, the Compensation Committee will continue to carefully consider the net cost and value of our compensation policies to us.

Compensation Committee Report

The Compensation Committee has reviewed the CD&A contained in this Proxy Statement and discussed the CD&A with management. Based upon such review and discussion, the Compensation Committee recommended to the full Board, and the full Board approved, that the CD&A be included in this Proxy Statement and incorporated by reference into the 2024 Form 10-K.

The foregoing report is provided by the Compensation Committee of the Board.

Compensation Committee

Charles M. Chiappone, Chair

George P. Stoe

Jon J. Bowsher

48 Worthington Steel | 2024 Proxy Statement • Executive Compensation

Fiscal 2024 Summary Compensation Table

The following table lists, for each of fiscal 2024, fiscal 2023 and fiscal 2022 (including the periods prior to the Separation from WOR on December 1, 2023), the compensation of the NEOs (i.e., our CEO, CFO, the three other most highly compensated executive officers at the end of fiscal 2024, and one former executive officer).

Fiscal 2024 Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($) (1)	Discretionary Bonus ($) (2)	Stock Awards ($) (3)	Option Awards ($) (4)	Non-Equity Incentive Plan Compensation		All Other Compensation ($) (6)	Total ($)
						Annual Incentive Bonus ($) (1)	Performance Award ($) (5)

Geoffrey G. Gilmore President and Chief Executive Officer	2024	753,485	-	4,794,452	308,497	1,571,946	1,073,332	91,104	8,592,816
	2023	656,515	-	774,713	145,693	810,176	1,026,668	99,462	3,513,227
	2022	630,669	-	601,900	122,512	1,550,001	946,668	109,721	3,961,471

Timothy A. Adams Vice President and Chief Financial Officer	2024	289,096	50,000	1,243,150	36,325	343,274	143,850	32,351	2,138,046
	2023	256,835	-	92,780	21,281	122,706	150,000	31,022	674,624
	2022	246,816	-	90,285	15,808	248,131	142,875	24,000	767,915

Jeffrey R. Klingler Executive Vice President and Chief Operating Officer	2024	452,585	-	1,355,055	101,064	850,144	537,040	62,210	3,358,098
	2023	413,808	-	420,618	78,576	399,420	520,000	78,413	1,910,835
	2022	378,539	-	300,950	63,232	770,000	406,399	61,398	1,980,518

John B. Blystone (7) Executive Chairman	2024	403,077	-	2,970,664	-	792,250	-	8,301	4,174,292

Joseph Y. Heuer (7) Vice President, General Counsel and Corporate Secretary	2024	229,423	50,000	85,673	-	151,914	-	6,721	523,731

Michaune D. Tillman (8) Former Vice President, General Counsel and Corporate Secretary	2024	233,198	-	307,205	41,149	-	-	184,678	766,230
	2023	300,172	-	92,780	21,281	195,648	142,222	38,165	790,268
	2022	279,888	-	90,285	15,808	362,030	101,112	25,792	874,915

(1)

The amounts shown in these columns include that portion of salaries, discretionary bonuses and annual incentive bonus awards the NEOs elected to defer pursuant to the 401(k) Plan or the NQDC Plan. Amounts deferred pursuant to the NQDC Plan in fiscal 2024 are separately shown in the “Non-Qualified Deferred Compensation for Fiscal 2024” table in this Proxy Statement.

(2)	The amounts listed in this column for Mr. Adams and Mr. Heuer represent a cash bonus paid to Mr. Adams and Mr. Heuer in connection for their efforts during the Separation.
(3)

The amounts shown in this column reflect the sum of the annual aggregate grant date fair values of the performance shares, the restricted stock and the special PSAs granted to the NEOs. See “Note A – Summary of Significant Accounting Policies – Stock-Based Compensation” and “Note K – Stock-Based Compensation” of the Notes to Consolidated and Combined Financial Statements in “Item 8. – Financial Statements and Supplementary Data” of the 2024 Form 10-K for the assumptions used and additional information regarding the performance shares, restricted stock and special PSAs.

The value of the performance shares and restricted stock are computed in accordance with ASC 718 as of the grant date. The grant date fair value of the performance shares assumes achievement of the target level. The grant date fair value of the performance shares granted to the NEOs in fiscal 2024 assuming the maximum level of performance will be achieved is $1,200,860 for Mr. Gilmore, $138,372 for Mr. Adams, $400,404 for Mr. Klingler $901,520 for Mr. Blystone and $156,708 for Ms. Tillman. Ms. Tillman’s performance shares were forfeited upon her resignation, and Mr. Heuer did not receive performance shares in fiscal 2024. The special PSAs were granted on April 1, 2024, and the grant date fair value was $34.83 per common share, determined using the Monte Carlo simulation model.

(4)

The amounts shown in this column represent the aggregate grant date fair values of the stock options granted to the NEOs for the fiscal years shown in accordance with ASC 718. The amounts included in this column represent stock options to purchase the common shares that were converted from stock options to purchase WOR shares in connection with the Separation. The amounts shown in this column exclude the impact of estimated forfeitures, as required by SEC Rules. See “Note A – Summary of Significant Accounting Policies – Stock-Based Compensation” and “Note K – Stock-Based Compensation” of the Notes to Consolidated and Combined Financial Statements in “Item 8. – Financial Statements and Supplementary Data” of the 2024 Form 10-K for additional information regarding the stock options. The “Grants of Plan-Based Awards for Fiscal 2024” table in this Proxy Statement provides further information on stock options granted in fiscal 2024.

(5)

The amounts shown in this column reflect the performance awards earned by the NEOs for the three-fiscal-year performance periods ended with fiscal 2024, fiscal 2023 and fiscal 2022. For additional detail, see the “Compensation Components — Performance Awards and Performance Shares – In General” section of the CD&A.

49 Worthington Steel | 2024 Proxy Statement • Executive Compensation

(6)	The following table describes each component of the “All Other Compensation” column for fiscal 2024:

Name	Company Contributions under 401(k) Plan ($) (a)	Company Contributions under NQDC Plan ($) (b)	Group Term Life and Disability Insurance Premiums Paid ($) (c)	Perquisites ($) (d) (e)

Mr. Gilmore	21,058	43,135	6,855	20,057

Mr. Adams	18,095	10,342	3,914	-

Mr. Klingler	17,682	24,833	6,855	12,840

Mr. Blystone	-	-	1,881	6,420

Mr. Heuer	4,173	-	2,548	-

Ms. Tillman	13,839	17,519	3,886	166,954

(a)	The amounts in this column represent our contributions and our matching contributions made under the 401(k) Plan which are described in the “Compensation Components — 401(k) Plan” section of the CD&A.
(b)

The amounts in this column represent our contributions and our matching contributions made under the NQDC Plan to the bookkeeping accounts of the NEOs. See the “Non-Qualified Deferred Compensation for Fiscal 2024” table in this Proxy Statement for more information concerning the contributions made by us under the NQDC Plan for fiscal 2024.

(c)	The amounts in this column represent the dollar value of the group term life insurance and disability insurance premiums paid by us on behalf of the NEOs.
(d)

Perquisites generally include dues and similar fees paid by us for Club memberships used by the NEOs for both business and personal use. Such membership dues and similar fees amounted to $12,840 for each of Messrs. Gilmore and Klingler and $6,420 for Mr. Blystone. Perquisites also include the aggregate incremental cost of the personal use of our aircraft, which amounted to $7,214 for Mr. Gilmore. The reported aggregate incremental cost of the personal use of our aircraft is based on the direct costs associated with operating a flight, including fuel, landing fees, pilot and flight attendant fees, on-board catering and trip-related hangar costs and excluding the value of the disallowed corporate income tax deductions associated with the personal use of the aircraft. Since our aircraft are used primarily for business travel, the reported aggregate incremental cost excludes fixed costs which do not change based on usage, including depreciation and monthly management fees. The perquisites for Ms. Tillman included $166,954 in relocation expenses.

(e)	The column shows “-” when the aggregate value of the perquisites and other personal benefits received by the NEO for the fiscal year was less than $10,000.
(7)

Mr. Blystone and Mr. Heuer were not named executive officers in the Form 10 filed with the SEC on November 16, 2023. Mr. Heuer was promoted to Vice President, General Counsel and Corporate Secretary on February 19, 2024, and became an executive officer on that date.

(8)	Ms. Tillman resigned as our Vice President, General Counsel and Corporate Secretary on January 22, 2024.

50 Worthington Steel | 2024 Proxy Statement • Executive Compensation

Grants of Plan-Based Awards

The following table provides information about the equity and non-equity awards granted to the NEOs in fiscal 2024. In connection with the Separation, incentive awards granted by WOR before, and remaining outstanding at, the Separation were equitably adjusted pursuant to the EMA to preserve the overall intrinsic value of the incentive awards. The amounts included in the following table and its footnotes reflect those equitable adjustments and the conversion into our common shares. For additional information, see the “Treatment of Incentive Compensation Awards in Connection with the Separation” section of the CD&A.

Grants of Plan-Based Awards for Fiscal 2024

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards (5)			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Common Shares Underlying Options (6)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Compensation Committee Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (# of Common Shares)	Target (# of Common Shares)	Maximum (# of Common Shares)

Mr. Gilmore		(1)	496,039	992,077	1,984,154

		(2)	600,000	1,200,000	2,400,000

	6/30/2023	6/27/2023				6,782	13,564	27,128				291,774

	12/22/2023	12/19/2023				5,050	10,100	20,200				308,656

	6/30/2023	6/27/2023 (3)							20,347			437,661

	12/22/2023	12/19/2023(3)							44,060			1,346,474

	6/30/2023	6/27/2023								17,763	21.51	143,275

	12/22/2023	12/19/2023								13,700	30.56	165,222

	4/1/2024	3/20/2023 (4)							69,190			2,409,888

Mr. Adams		(1)	102,975	205,950	411,899

		(2)	70,000	140,000	280,000

	6/30/2023	6/27/2023				969	1,938	3,876				41,682

	12/22/2023	12/19/2023				450	900	1,800				27,504

	6/30/2023	6/27/2023 (3)							2,583			55,576

	12/22/2023	12/19/2023(3)							14,520			443,731

	6/30/2023	6/27/2023								2,260	21.51	18,235

	12/22/2023	12/19/2023								1,500	30.56	18,090

	4/1/2024	3/20/2023 (4)							19,370			674,657

Mr. Klingler		(1)	255,025	510,050	1,020,100

		(2)	200,000	400,000	800,000

	6/30/2023	6/27/2023				3,553	7,105	14,210				152,834

	12/22/2023	12/19/2023				775	1,550	3,100				47,368

	6/30/2023	6/27/2023 (3)							10,981			236,198

	12/22/2023	12/19/2023(3)							6,400			195,584

	6/30/2023	6/27/2023								9,689	21.51	78,150

	12/22/2023	12/19/2023								1,900	30.56	22,914

	4/1/2024	3/20/2024 (4)							20,760			723,071

Mr. Blystone		(1)	250,000	500,000	1,000,000

		(2)	405,000	810,000	1,620,000

						7,375	14,750	29,500				450,760

	12/22/2023	12/19/2023(3)							50,910			1,555,810

	4/1/2024	3/20/2023 (4)							27,680			964,094

Mr. Heuer		(1)	47,938	95,875	191,750

	10/26/2023	9/26/2023							3,229			60,560

	3/22/2024	3/20/2024							710			25,113

Ms. Tillman		(1)	139,500	279,000	558,000

		(2)	77,500	155,000	310,000

	6/30/2023	6/27/2023				969	1,938	3,876				41,682

	12/22/2023	12/19/2023				600	1,200	2,400				36,672

	6/30/2023	6/27/2023							2,583			55,576

	12/22/2023	12/19/2023							5,670			173,275

	6/30/2023	6/27/2023								2,260	21.51	18,235

	12/22/2023	12/19/2023								1,900	30.56	22,914

(1)

These rows show the potential payouts which could have been earned under bonus opportunities granted under the Annual Incentive Plan for Executives, based on achievement of specified levels of performance for fiscal 2024. The types of performance measures and the weighting of those measures are described in the “Compensation Components — Bonus” section of the CD&A. For fiscal 2024, the NEOs earned the amounts shown in the “2024” rows of the “Annual Incentive Bonus” column of the “Fiscal 2024 Summary Compensation Table” in this Proxy Statement. Please also see the discussion in the CD&A for more information about these awards.

51 Worthington Steel | 2024 Proxy Statement • Executive Compensation

(2)

These rows show the potential payouts under performance awards granted to the NEOs under the 2023 LTIP for the performance period ending with fiscal 2026. The types of performance measures and the weighting of those measures are described in the “Compensation Components —Performance Awards and Performance Shares — In General” section of the CD&A. For further information on the terms of the performance awards, see the discussion in the “Compensation Components — Impact of Termination/Change in Control” section of the CD&A. For additional information about the effect of termination or a change in control, also see the discussion in the “Termination and Change in Control Arrangements” section of the CD&A and the “Executive Compensation — Potential Payments Upon Termination or Change in Control” section in this Proxy Statement.

(3)

These rows show the restricted stock awarded effective June 30, 2023 and December 22, 2023, which will cliff vest over one, two and three years after the grant date. The restricted stock granted to the NEOs are held in escrow by us and may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the restrictions thereon have lapsed. Each holder of restricted stock may exercise any voting rights associated with the restricted stock during the restriction period. In addition, any dividends or distributions paid with respect to the restricted stock will be held by us in escrow during the restriction period and, at the end of the restriction period, will be distributed or forfeited in the same manner as the restricted stock with respect to which they were paid. The restricted stock is generally forfeited in the event of termination of an NEO’s employment before vesting, except that (i) the restricted stock will fully vest if the NEO dies or becomes totally disabled, and (ii) the Compensation Committee, in its discretion, may elect to vest all or a portion of the restricted stock upon the NEO’s retirement. For information on the effect of termination or a change in control, see the “Termination and Change in Control Arrangements” section of the CD&A and the “Executive Compensation — Potential Payments Upon Termination or Change in Control” section in this Proxy Statement. The grant date fair value for restricted stock, computed in accordance with ASC 718, was calculated by multiplying the quantity of restricted stock granted by the grant date closing price of $21.51 for the June 30, 2023 awards and $30.56 for the December 22, 2023 awards. See “Note A – Summary of Significant Accounting Policies – Stock-Based Compensation” and “Note K – Stock-Based Compensation” of the Notes to Consolidated and Combined Financial Statements in “Item 8. – Financial Statements and Supplementary Data” of the 2024 Form 10-K for additional information regarding the awards.

(4)

This row shows the special PSAs granted effective April 1, 2024 under the 2023 LTIP. The special PSAs will vest if both a Performance Condition and a Retention Condition are satisfied. Under the Performance Condition, our Annualized ATSR during the three-year Performance Period ending on March 31, 2027 must exceed a threshold level in order to be satisfied. If the Performance Condition is satisfied, the number of special PSAs that become eligible to vest will correspond to our actual Annualized ATSR results, as measured from the threshold level of Annualized ATSR to a maximum level of Annualized ATSR. Achievement at the threshold level results in 50% of the target number of special PSAs becoming eligible to vest, and achievement at the maximum level results in 150% of the target number of special PSAs becoming eligible to vest (with results between the threshold and maximum levels determined by straight-line interpolation). The Retention Condition requires the NEO to remain continuously employed by us through the third, fourth and fifth anniversaries of the award grant date. Any special PSAs that become eligible to vest under the Performance Condition will vest and settle in common shares in one-third increments on each of the third, fourth and fifth anniversaries of the award grant date if the corresponding Retention Condition is satisfied.

(5)

These columns show the potential payouts under performance shares granted to the NEOs for the three-fiscal-year performance period from June 1, 2023 to May 31, 2026. The types of performance measures and the weighting of those measures are described in the “Compensation Components —Performance Awards and Performance Shares — In General” section of the CD&A. For further information on the terms of the performance shares, including those applicable to termination or a change in control, see the discussion in the “Termination and Change in Control Arrangements” and “—Performance Awards and Performance Shares — Impact of Termination/Change in Control” sections of the CD&A and the “Executive Compensation —Potential Payments Upon Termination or Change in Control” section in this Proxy Statement. The grant date fair value for the performance shares, computed in accordance with ASC 718, was calculated based upon the target award and the $21.51 closing price of the common shares for the June 30, 2023 awards and the $30.56 closing price of the common shares for the December 22, 2023 awards.

(6)

These stock options were granted as of June 30, 2023 and December 22, 2023, with exercise prices equal to the closing price of our common shares on the grant date. The stock options become exercisable in increments of one-third per year on each of the first through third anniversaries of their grant date. For further information on the terms of the stock options, see the discussion in the “Compensation Components — Stock Options” section of the CD&A. For information on the effect of a termination or change in control, see the discussion in the “Termination and Change in Control Arrangements” section of the CD&A and the “Executive Compensation – Potential Payments Upon Termination or Change in Control” section in this Proxy Statement. The grant date fair value of the option awards on June 30, 2023 was $8.07 per share and on December 22, 2023 was $12.06 per share, computed in accordance with ASC 718. Generally, the grant date fair value of the stock options is the aggregate amount we would include as a compensation expense in our consolidated financial statements over each award’s three-year vesting schedule.

52 Worthington Steel | 2024 Proxy Statement • Executive Compensation

Outstanding Equity Awards at Fiscal 2024 Year-End

The following table summarizes the outstanding stock options, performance shares, restricted stock and special PSAs held by the NEOs as of May 31, 2024, the end of fiscal 2024. Ms. Tillman has been excluded from the following table as she did not hold any outstanding stock option awards, restricted common share awards or performance shares as of May 31, 2024. For additional information about these equity awards, see the discussion in the “Compensation Components — Stock Options”, “— Performance Awards and Performance Shares – In General”, “— Restricted Stock” and “— Special PSAs” in the CD&A.

In connection with the Separation, incentive awards granted by WOR before, and remaining outstanding at, the Separation were equitably adjusted pursuant to the EMA to preserve the overall intrinsic value of the incentive awards. The amounts included in the following table and its footnotes reflect those equitable adjustments and the conversion into our common shares. For additional information, see the “Treatment of Incentive Compensation Awards in Connection with the Separation” section of the CD&A.

Option Awards (1)					Stock Awards
Name	No. of Common Shares Underlying Unexercised Options (#) Exercisable	No. of Common Shares Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	No. of Shares or Units of Stock that Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)	Equity Incentive Plan Awards: No. of Unearned Shares, Units or Other Rights That Have Not Vested (#) (4)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (4)	Equity Incentive Plan Awards: Performance Period Ending Date

Mr. Gilmore	0	6,672(5)	18.64	06/25/2031

	0	19,161(6)	14.37	06/24/2032

	0	17,763(7)	21.51	06/30/2033

	0	13,700(8)	30.56	12/22/2033

					95,089	3,136,986

							28,418		937,510	05/31/2024

							20,670		681,903	05/31/2025

							23,664		780,675	05/31/2026

							69,190	(9)	2,282,578	04/01/2027

Mr. Adams	2,367	0	13.10	06/30/2026

	2,906	0	14.79	06/29/2027

	2,906	0	13.29	06/28/2028

	4,198	0	12.05	06/27/2029

	5,490	0	11.44	06/25/2030

	1,724	859(5)	18.64	06/25/2031

	1,399	2,799(6)	14.37	06/24/2032

	0	2,260(7)	21.51	06/30/2033

	0	1,500(8)	30.56	12/22/2033

					20,978	692,064

							2,837		93,592	05/31/2026

							19,370	(9)	639,016	04/01/2027

Mr. Klingler	0	3,442(5)	18.64	06/25/2031

	0	10,335(6)	14.37	06/29/2032

	0	9,689(7)	21.51	06/30/2033

	0	1,900(8)	30.56	12/22/2033

					33,852	1,116,777

							14,041		463,213	05/31/2024

							5,491		181,148	05/31/2025

							8,655		285,528	05/31/2026

							20,760	(9)	684,872	04/01/2027

Mr. Blystone					50,910	1,679,521

							14,750		486,603	05/31/2026

							27,680	(9)	913,163	04/01/2027

Mr. Heuer					3,939	129,948

53 Worthington Steel | 2024 Proxy Statement • Executive Compensation

(1)

All stock options outstanding as of May 31, 2024 were granted with exercise prices equal to the closing price of the common shares on the date of grant. All unvested stock options become exercisable in increments of one-third per year for the first three anniversaries of the grant date, subject to continued employment of the NEO and the terms of each stock option award. See the discussion in the “Compensation Components — Stock Options” section of the CD&A. The dates listed for vesting of the stock options in footnotes (5), (6),(7) and (8) below are subject to continued employment of the NEO and the terms of the applicable stock option awards.

(2)

The awards in this column reflect the unvested restricted stock granted to the NEOs. The restricted stock granted to Mr. Gilmore, Mr. Adams and Mr. Klingler in fiscal 2022 vested on June 25, 2024, and is not included in this column. For Mr. Gilmore, his restricted stock awards will vest as follows: 7,770 on December 22, 2024; 30,682 on June 24, 2025; 21,190 on December 22, 2025; 20,347 on June 30, 2026; and 15,100 on December 22, 2026. For Mr. Adams, his restricted stock awards will vest as follows: 780 on December 22, 2024; 3,875 on June 24, 2025; 2,140 on December 22, 2025; 2,583 on June 30, 2026; and 11,600 on December 22, 2026. For Mr. Klingler, his restricted stock awards will vest as follows: 1,150 on December 22, 2024; 16,471 on June 24, 2025; 3,150 on December 22, 2025; 10,981 on June 30, 2026; and 2,100 on December 22, 2026. For Mr. Blystone, his restricted stock awards will vest as follows: 8,920 on December 22, 202; 24,340 on December 22, 2025; and 17,650 on December 22, 2026. For Mr. Heuer, his restricted stock awards will vest as follows: 3,229 October 26, 2026; and on 710 shares will vest on March 22, 2027. The restricted stock granted to the NEOs is held in escrow by us and may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the restrictions thereon have lapsed. Each holder of restricted stock may exercise any voting rights associated with the restricted stock during the restriction period. In addition, any dividends or distributions paid with respect to the restricted stock will be held by us in escrow during the restriction period and, at the end of the restriction period, will be distributed or forfeited in the same manner as the restricted stock with respect to which they were paid. For further information concerning the terms of the restricted stock granted to the NEOs, please see the discussion in the “Compensation Components —Restricted Stock”, “— Other Restricted Stock Awards to NEOs in Fiscal 2024” and “— Grants of Plan-Based Awards” sections of the CD&A.

(3)

Each market value shown in this column is calculated by multiplying the number of restricted common shares by the $32.99 closing price of the common shares on May 31, 2024, the last business day of fiscal 2024, without any discount for restrictions.

(4)

The amounts shown in these columns assume that the performance shares granted for the performance period ending with fiscal 2026 will be earned at the target amount based upon achieving those specified performance levels and multiplying such amount by the $32.99 closing price of the common shares on May 31, 2024, the last business day of fiscal 2024. For the performance shares granted for the period ending with fiscal 2025, due to the Separation, the Committee fixed the number of performance shares at target for Mr. Gilmore and at the threshold amounts for Mr. Klingler. See the “Estimated Future Payouts Under Equity Incentive Plan Awards” columns of the “Grants of Plan-Based Awards for Fiscal 2024” table in this Proxy Statement for the threshold, target and maximum number of performance shares that may be received for the three-fiscal-year performance period ending with fiscal 2026.

(5)	Unexercisable stock options vested on June 25, 2024.
(6)	Unexercisable stock options vested 50% on June 29, 2024 and will vest 50% on June 29, 2025, subject to continued employment of the NEO and the terms of the stock option award.
(7)

Unexercisable stock options vested one-third on June 30, 2024 and will vest one-third on each of June 30, 2025 and June 30, 2026 subject to continued employment of the NEO and the terms of the stock option award.

(8)	Unexercisable stock options will vest one-third on each of December 22, 2024, December 22, 2025 and December 22, 2026 subject to continued employment and the terms of the stock option award.
(9)

Effective April 1, 2024, Mr. Gilmore, Mr. Adams, Mr. Klingler and Mr. Blystone received these special PSAs that will vest if both a Performance Condition and a Retention Condition are satisfied. Under the Performance Condition, our Annualized ATSR during the three-year Performance Period ending on March 31, 2027 must exceed a threshold level in order to be satisfied. If the Performance Condition is satisfied, the number of special PSAs that become eligible to vest will correspond to our actual Annualized ATSR results, as measured from the threshold level of Annualized ATSR to a maximum level of Annualized ATSR. Achievement at the threshold level results in 50% of the target number of special PSAs becoming eligible to vest, and achievement at the maximum level results in 150% of the target number of special PSAs becoming eligible to vest (with results between the threshold and maximum levels determined by straight-line interpolation). The Retention Condition requires the NEO to remain continuously employed by us through the third, fourth and fifth anniversaries of the award grant date. Any special PSAs that become eligible to vest under the Performance Condition will vest and settle in common shares in one-third increments on each of the third, fourth and fifth anniversaries of the award grant date if the corresponding Retention Condition is satisfied. Further information on this award is set forth in the “Compensation Components — Special PSAs” section of the CD&A.

54 Worthington Steel | 2024 Proxy Statement • Executive Compensation

Option Exercises and Stock Vested

The following table sets forth information about (i) stock options exercised by NEOs in fiscal 2024; (ii) performance shares earned by NEOs for the three-fiscal-year period ended with fiscal 2024; and (iii) restricted stock held by NEOs which vested in fiscal 2024. Mr. Blystone and Mr. Heuer are excluded from the following table as they did not exercise, earn or vest any such awards during fiscal 2024.

Option Exercises and Stock Vested During Fiscal 2024

	Option Awards		Stock Awards
Name	Number of Common Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Common Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(2)

Mr. Gilmore	24,234	756,773

			132,600	8,831,102

Mr. Adams	0	0

			3,400	225,038

Mr. Klingler	13,367	331,516

			38,800	2,448,314

Ms. Tillman	21,851	424,881

			2,845	189,708

(1)	The amounts shown reflect the difference between the exercise price of the option and the market price of the common shares at the time of the exercise.
(2)	The amounts shown reflect the number of common shares issued in settlement of the vesting of stock awards multiplied by the closing price of our common shares on the vesting date.

55 Worthington Steel | 2024 Proxy Statement • Executive Compensation

Non-Qualified Deferred Compensation

We maintain the NQDC Plan, which provides participating employees with the option of deferring compensation on a basis that is not tax-qualified. The NQDC Plan is intended to supplement the 401(k) Plan. For further information on the terms of the NQDC Plan, see the “Compensation Components — Non-Qualified Deferred Compensation” of the CD&A.

Highly-compensated employees, including the NEOs, are eligible to participate in the NQDC Plan. All NEOs, except for Mr. Blystone and Mr. Heuer, participated in the NQDC Plan during fiscal 2024.

Under the NQDC Plan, participants may defer the payment of up to 50% of their base salary and up to 100% of their bonus. Deferred amounts are credited to the participants’ bookkeeping accounts under the NQDC Plan at the time the base salaries and/or bonus would have otherwise been paid. In addition, we may make discretionary employer contributions to participants’ bookkeeping accounts in the NQDC Plan. For 2024, in order to provide the same percentage of retirement-related deferred compensation contributions to participants compared to other employees that would have been made but for the IRS limits on annual compensation that may be considered under tax-qualified plans, we made contributions to participants’ bookkeeping accounts under the NQDC Plan equal to (i) 3% of a participant’s annual compensation (base salary plus bonus) in excess of the IRS maximum; and (ii) a matching contribution of 50% of the first 4% of annual compensation contributed by the participant to the 401(k) Plan to the extent not matched by us under the 401(k) Plan.

Participants in the NQDC Plan may elect to have their bookkeeping accounts treated as invested (a) with a rate of return reflecting (i) a fixed interest rate which is set annually by the Compensation Committee (4.37% for fiscal 2024) or (ii) the returns on those investment options available under the 401(k) Plan, or (b) in theoretical common shares reflecting increases or decreases in the value of the common shares with dividends deemed reinvested. Any portion of a participant’s bookkeeping account credited to theoretical common shares must remain credited to theoretical common shares until distributed. Otherwise, participants in the NQDC Plan may change the investment options for their bookkeeping accounts as of the time permitted under the 401(k) Plan for the same or a similar investment option.

Bookkeeping accounts of participants are fully vested under the NQDC Plan. Theoretical common shares are paid in whole common shares and cash in lieu of fractional shares and all other amounts are paid in cash. Payouts are made as of a specified date selected by the participant or, subject to the timing requirements of Section 409A of the Internal Revenue Code, when the participant is no longer employed by us. Payouts are made in a lump sum or in installments, as chosen by the participant at the time the deferral election is made. The Compensation Committee may permit hardship withdrawals from a participant’s bookkeeping account under the NQDC Plan in accordance with defined guidelines.

The following table provides information concerning the participation by the NEOs in the NQDC Plan for fiscal 2024:

Non-Qualified Deferred Compensation for Fiscal 2024

Name	Executive Contributions in Fiscal 2024 ($) (1)	Company Contributions in Fiscal 2024 ($) (2)	Aggregate Earnings in Fiscal 2024 ($) (3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at May 31, 2024 ($) (4)

Mr. Gilmore	0	43,134	622,851	0	1,335,261

Mr. Adams	0	10,342	152,595	0	704,061

Mr. Klingler	96,339	24,833	177,239	0	762,497

Ms. Tillman	59,667	0	104,288	0	340,887

(1)

The amounts in this column reflect contributions to the NQDC Plan during fiscal 2024 as a result of deferrals of salary and/or bonus which would otherwise have been paid to the NEOs. These amounts are also included in the “Salary” or “Annual Incentive Bonus Award” columns, respectively, for fiscal 2024 in the “Fiscal 2024 Summary Compensation Table” in this Proxy Statement.

(2)	These contributions are included in the “All Other Compensation” column in the “Fiscal 2024 Summary Compensation Table” in this Proxy Statement.

(3)

The amounts included in this column represent the aggregate earnings accrued during fiscal 2024. Since the earnings on compensation that has been deferred under the NQDC Plan by the NEOs do not represent “above-market” earnings for purposes of the applicable SEC Rules, none of the amounts included in this column have been reported in the “Fiscal 2024 Summary Compensation Table” in this Proxy Statement.

(4)

The amounts included in this column represent contributions by us or the NEOs and credited to the respective NEOs’ bookkeeping accounts under NQDC Plan and earnings on the amounts credited to those accounts. Includes amounts previously reported as compensation to the NEOs in the “Fiscal 2024 Summary Compensation Table” for fiscal 2023 and fiscal 2022 as follows: (a) Mr. Gilmore, $669,276; (b) Mr. Adams, $541,124; (c) Mr. Klingler, $464,086; and (d) Ms. Tillman, $176,932. The aggregate balances show for each of the NEOs is fully vested.

56 Worthington Steel | 2024 Proxy Statement • Executive Compensation

Fiscal 2025 NEO Compensation

The following supplemental tables set forth, as of the date of this Proxy Statement, the: (1) bonus opportunities for the NEOs under the Annual Incentive Plan for Executives for fiscal 2025; and (2) performance awards and performance shares for the three-fiscal-year period ending with fiscal 2027, and the stock options and restricted stock granted to the NEOs in fiscal 2025. Except as described in the footnotes to the following tables, the awards otherwise operate under substantially similar terms as are described in the “Post-Separation Compensation Program of Worthington Steel – Compensation Components” section of the CD&A.

	Bonus Opportunities for Fiscal Year Performance Period Ending May 31, 2025 (1)

Name	Threshold ($)	Target ($)	Maximum ($)

Mr. Gilmore	756,000	1,512,000	3,024,000

Mr. Adams	328,125	656,250	1,312,500

Mr. Klingler	334,375	668,750	1,337,500

Mr. Blystone	500,000	1,000,000	2,000,000

Mr. Heuer	129,375	258,750	517,500

(1)

Payouts which can be earned under these bonus opportunities are generally tied to achieving specified levels (threshold, target and maximum) of EVA (25% weighting) and Adjusted EPS (75% weighting) for fiscal 2025.

	Performance Awards for Three-Fiscal-Year Period Ending May 31, 2027 (1)			Performance Shares for Three-Fiscal-Year Period Ending May 31, 2027 (1)			Options: Number of Common Shares Underlying Options (#) (2)	Exercise or Base Price of Options ($/Share) (2)	Restricted Stock: Number of Common Shares (#) (3)
Name	Threshold ($)	Target ($)	Maximum ($)	Threshold (# of Common Shares)	Target (# of Common Shares)	Maximum (# of Common Shares)

Mr. Gilmore	800,000	1,600,000	3,200,000	12,250	24,500	49,000	30,300	33.36	36,700

Mr. Adams	170,000	340,000	680,000	2,600	5,200	10,400	6,500	33.36	7,800

Mr. Klingler	260,000	520,000	1,040,000	3,975	7,950	15,900	9,850	33.36	11,950

Mr. Blystone	405,000	810,000	1,620,000	6,900	13,800	27,600	0	N/A	16,500

Mr. Heuer	50,000	100,000	200,000	705	1,500	3,000	1,900	33.36	2,300

(1)

These columns show the potential payouts under the performance awards and the performance shares granted to the NEOs for the three-fiscal-year performance period from fiscal 2025 to fiscal 2027. Payouts are tied to achieving specified levels (threshold, target and maximum) of cumulative EVA for the performance period and Adjusted EPS growth over the performance period, with each performance measure carrying a 50% weighting.

(2)

The NEOs were granted stock options with respect to the number of common shares shown, with an exercise price equal to $33.36, the fair market value of the underlying common shares on the grant date. The stock options become exercisable over three years in increments of one-third per year on each anniversary of their grant date.

(3)	The restricted stock will generally cliff vest three years after the grant date.

57 Worthington Steel | 2024 Proxy Statement • Executive Compensation

Potential Payments Upon Termination or Change in Control

This section addresses the rights of the NEOs in the event their employment with us is terminated or upon a change in control (as described later in this section). The narrative discussion and tables below set forth the compensation payable to each NEO (or his or her beneficiaries, as applicable) as a result of the NEO’s termination of employment with us under various scenarios or upon a change in control. The amounts shown in the tables below are based on the assumption that the NEO’s termination and/or change in control were effective as of May 31, 2024, the final day of fiscal 2024. The closing market price of the common shares on May 31, 2024, the final trading day of fiscal 2024, was $32.99. The actual amounts that would be payable in connection with the termination of a NEO or a change in control could only be determined at the time of the actual triggering event and may differ materially from those estimated and presented in this Proxy Statement.

Bonus

Termination of employment before the end of the applicable annual performance period results in forfeiture of the bonus, except that if the NEO dies, becomes disabled or retires, the bonus will be payable based on (1) the extent to which the performance goals applicable to the award are satisfied through the end of the applicable performance period and (2) a pro rata amount determined by the number of full months in the performance period that passed prior to such termination.

Unless the Compensation Committee provides otherwise at the time of establishing the bonus opportunity, if, during the applicable annual performance period, a change in control occurs and the NEO’s employment is terminated for any reason, then the bonus will be payable at the target level upon termination of employment.

Stock Options

Termination of employment results in the forfeiture of unvested stock options, except that the Compensation Committee may exercise its discretion to cause all or a portion of the unvested stock options to vest upon retirement, death or disability. Upon termination of employment due to retirement, death or disability, the vested portion of any outstanding stock options will remain exercisable until the earlier of the stock option’s stated expiration date or 36 months after the termination of employment.

If a change in control occurs and the NEO’s employment is, during the two years following the change in control, terminated by us without cause or terminated by the NEO due to an adverse change in the executive’s terms of employment (also referred to as a “constructive termination”), the unvested portion of any outstanding stock options will vest and become exercisable upon termination of employment. Additionally, the then vested portion of any outstanding stock options will remain exercisable until the earlier of the stock option’s stated expiration date or 12 months after the termination of employment. The Compensation Committee may allow the NEO to elect, during the 60-day period following a change in control, to surrender all or a portion of any outstanding stock option in exchange for a cash payment equal to the excess of the change in control price per share over the exercise price per share.

Performance Awards and Performance Shares

Termination of employment results in forfeiture of performance awards and performance shares, except if termination is due to death, disability or retirement, a pro rata payout will be made for performance periods ending 24 months or less after termination of employment based on the number of months of employment completed by the participant during the performance period before the effective date of termination, provided that the applicable performance goals are achieved. No payout will be made for performance periods ending more than 24 months after termination of employment.

Unless the Compensation Committee provides otherwise at the time of grant, if a change in control occurs, all performance awards and performance shares will be payable in full at the target level and will be immediately settled or distributed.

Restricted Stock

Termination of employment before the end of the three-year vesting period results in the forfeiture of restricted stock, except that the award will vest (1) in full if the NEO dies or becomes permanently disabled and (2) ratably if the NEO retires

58 Worthington Steel | 2024 Proxy Statement • Executive Compensation

(based on the number of full months in the vesting period that have passed prior to retirement), unless the Compensation Committee provides for the vesting of some or all of the restricted stock upon retirement. Historically, the Compensation Committee generally exercised its discretion to fully vest all time-vested restricted common shares upon the death or retirement of an executive officer.

If a change in control occurs and the NEO’s employment is, during the two years following the change in control, terminated by us without cause or terminated by the NEO due to an adverse change in the executive’s terms of employment, the restricted stock will fully vest upon termination of employment. Dividends accrued on restricted stock are distributed to the NEO in conjunction with vesting of the award.

Special PSAs

Termination of employment before the end of the Performance Condition and/or each Retention Condition is met generally results in the forfeiture of the special PSAs. However, in limited circumstances, the special PSAs may vest before the Performance Condition and/or each Retention Condition is met. If the NEO’s employment terminates due to death or disability during the Performance Period, the special PSAs will vest on the last day of the Performance Period, if at all, based on the extent to which the Performance Condition is met. If the NEO’s employment terminates due to death or disability after the Performance Period, any outstanding special PSAs that were was eligible to vest as a result of meeting the Performance Condition will vest. If the NEO’s employment is terminated by us without cause after the Performance Condition is met, but before all Retention Conditions are met, any outstanding special PSAs that are eligible to vest as a result of meeting the Performance Condition will vest.

If a change in control occurs and the NEO’s employment is, during the two years following the change in control, terminated by us without cause or terminated by the NEO due to an adverse change in the executive’s terms of employment, the special PSAs will vest as of the date of the change in control at the greater of the target level or at the level determined by actual performance.

Non-Qualified Deferred Compensation

Upon termination of employment, each participating NEO would receive his or her aggregate balance in the NQDC Plan as reflected in the “Aggregate Balance at May 31, 2024” column of the “Nonqualified Deferred Compensation for Fiscal 2024” table in this Proxy Statement, subject to any required waiting period.

In the event of a change in control, each participating NEO would receive his or her aggregate balance in the NQDC Plan as is reflected in the “Aggregate Balance at May 31, 2024” column of the “Nonqualified Deferred Compensation for Fiscal 2024” table in this Proxy Statement, subject to any required waiting period, as of the date of the change in control. See the “Non-Qualified Deferred Compensation for Fiscal 2024” table in this Proxy Statement for further information.

Change in Control Described

Under the 2023 LTIP and the Annual Incentive Plan for Executives, a change in control will be deemed to have occurred when any person, alone or together with such person’s affiliates or associates, has acquired or obtained the right to acquire the beneficial ownership of 25% or more of our outstanding common shares, unless such person is: (a) the Company; (b) any of our employee benefit plans or a trustee of or fiduciary with respect to any such plan when acting in that capacity; or (c) any person who, on the date the applicable plan became effective, was an affiliate of ours owning in excess of 10% of our outstanding common shares and the respective successors, executors, legal representatives, heirs and legal assigns of such person.

Potential Payments

The tables below set forth the compensation payable to each NEO (or his or her beneficiaries, as applicable) as a result of the NEO’s termination of employment with us under various scenarios or upon a change in control, if such termination or change in control had occurred as of May 31, 2024, the last business day of fiscal 2024. If an NEO is terminated for cause or due to his or her voluntary resignation, the Company has no obligation to pay any unearned compensation or to provide any future benefits to the NEO. The performance conditions had not been met for the NEOs’ Special PSAs that were outstanding as of May 31, 2024. Consequently, if an NEO’s employment had been terminated by us without cause or due to the NEO’s death or disability, such awards would not automatically vest upon such events.

59 Worthington Steel | 2024 Proxy Statement • Executive Compensation

Termination Due to Death or Disability

NEO	Bonus ($)	Stock Options ($)	Performance Awards ($)	Performance Shares ($)	Restricted Stock($)	Performance- Based/Time- Vested Restricted Common Share Awards ($)	Total ($)

Mr. Gilmore	1,571,946	689,749	1,846,665	199,452	3,136,986	-	7,444,798

Mr. Adams	343,274	508,255	46,667	157,252	692,064	-	1,747,512

Mr. Klingler	850,144	356,242	870,373	62,599	1,116,777	-	3,256,135

Mr. Blystone	792,250	-	270,000	162,201	1,679,521	-	2,903,972

Mr. Heuer	151,914	-	-	-	129,948	-	281,862

Retirement

NEO	Bonus ($)	Stock Options ($)	Performance Awards ($)	Performance Shares ($)	Restricted Stock(1) ($)	Performance- Based/Time- Vested Restricted Common Share Awards ($)	Total ($)

Mr. Gilmore	1,571,946	689,749	1,846,665	199,452	3,136,986	-	7,444,798

Mr. Adams	343,274	508,255	46,667	157,252	692,064	-	1,747,512

Mr. Klingler	850,144	356,242	870,373	62,599	1,116,777	-	3,256,135

Mr. Blystone	792,250	-	270,000	162,201	1,679,521	-	2,903,972

Mr. Heuer	151,914	-	-	-	129,948	-	281,862

(1) Assumes the Compensation Committee provides for full vesting of all such restricted stock, consistent with past practice.

Change in Control with Termination

NEO	Bonus ($)	Stock Options ($)	Performance Awards ($)	Performance Shares ($)	Restricted Stock($)	Performance- Based/Time- Vested Restricted Common Share Awards ($)	Total ($)

Mr. Gilmore	1,571,946	689,749	2,833,332	2,091,236	3,136,986	2,282,578	12,605,827

Mr. Adams	343,274	508,255	140,000	49,485	692,064	639,016	2,372,094

Mr. Klingler	850,144	356,242	1,237,040	949,188	1,116,777	684,872	5,194,263

Mr. Blystone	792,250	-	810,000	486,603	1,679,521	913,163	4,681,537

Mr. Heuer	151,914	-	-	-	129,948	-	281,862

60 Worthington Steel | 2024 Proxy Statement • Executive Compensation

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of SEC Regulation S-K, we are providing the following information about the relationship of the median of the annual total compensation of our employees and the annual total compensation of the CEO as of May 31, 2024:

For fiscal 2024, our last completed fiscal year:

(1)

The annual total compensation of the employee identified as the median (the “Median Employee”) (other than our CEO), was $80,575 (comprised of a base salary of $51,195, plus overtime, estimated profit sharing and/or bonus payments, shift pay, employer contributions to the 401(k) plan and group term life insurance premiums).

(2)	The annual total compensation of the CEO for purposes of determining the CEO pay ratio was $8,592,816.

Based on this information, for fiscal 2024, the ratio of the annual total compensation of the CEO to the median of the annual total compensation of all employees (other than the CEO), as represented by the Median Employee, was estimated to be 107 to 1.

In order to identify the median of the annual total compensation of all active employees of Worthington Steel and its consolidated joint ventures and subsidiaries as of May 31, 2024 (including any full-time, part-time, temporary or seasonal employees, but excluding our CEO), we used current base salary for fiscal 2024. In making this determination, we annualized compensation for any full-time or part-time permanent employees who were employed on May 31, 2024 but did not work for us the entire year (fiscal 2024). We did not make any full-time equivalent adjustments for temporary or seasonal employees. We also applied a foreign currency exchange rate, based upon the U.S. Department of Treasury’s Treasury Reporting Rates of Exchange as of the Determination Date, to all compensation elements paid in currencies other than U.S. dollars. We consistently applied this compensation measure and methodology to all of our employees included in the calculation.

After identifying our Median Employee, we determined the Median Employee’s annual total compensation in the same manner that we determine the total compensation of the NEOs for purposes of the “Fiscal 2024 Summary Compensation Table” set forth in this Proxy Statement. With respect to the annual total compensation of our CEO, we used the amount for fiscal 2024 reported in the “Total” column of the “Fiscal 2024 Summary Compensation Table”.

This information is being provided for compliance purposes. Neither the Compensation Committee nor our management used the CEO pay ratio measure in making compensation decisions.

61 Worthington Steel | 2024 Proxy Statement • Executive Compensation

Pay Versus Performance

As required by SEC Rules, we are providing the following information about the relationship between the “compensation actually paid” (“CAP”) to the NEOs and certain financial performance measures. As permitted of new registrants pursuant to the instructions to SEC Regulation
S-K,
Item 402(v), we have provided compensation and performance information only for fiscal 2024. The CAP for the NEOs as reported in this section of this Proxy Statement does not reflect the actual amount of compensation earned by, or paid to, the NEOs, but is a calculation derived from the total compensation reported for each NEO in the Fiscal 2024 Summary Compensation Table (the “SCT”), as adjusted pursuant to the requirements of SEC Rules. See the CD&A for a discussion of our pay-for-performance
philosophy.

			Value of Initial Fixed $100 Investment Based On:
Fiscal Year	Summary Compensation Table Total for PEO (1) ($)	Compensation Actually Paid to PEO (2) ($)	Average Summary Compensation Table Total for Non-PEO NEOs (3) ($)	Average Compensation Actually Paid to Non-PEO NEOs (4) ($)	Total Shareholder Return (5) ($)	Peer Group Total Shareholder Return (6) ($)	Net Income (millions) (7) ($)	Adjusted EPS (8) ($)

(a)	(b)	(c )	(d)	(e)	(f)	(g)	(h)	(i)

2024	8,592,816	9,238,768	2,192,079	2,070,853	149	109	170	3.42
(1) The dollar amount in column (b) reflects the amount reported in the “Total” column of the SCT for our principal executive officer (“PEO”), who is our President and Chief Executive Officer, for the applicable year. Geoffrey G. Gilmore has served as our PEO since December 1, 2023, the date of the Separation.
(2) The dollar amount in column (c) reflects the CAP for Mr. Gilmore. In accordance with SEC Rules, the determination of CAP requires the following adjustments to the amount reported for Mr. Gilmore in the “Total” column of the SCT:

Required Adjustments from SCT Total to CAP for Mr. Gilmore
Fiscal Year	Reported Total in SCT For PEO ($)	Reported Grant Date Fair Value of Equity Awards (i) ($)	Equity Award Adjustments (ii) ($)	Calculated CAP for PEO ($)
2024	8,592,816	(5,102,949)	5,748,901	9,238,768
(i) The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the SCT. As required by SEC Rules, this amount is deducted from the amount reported in the “Total” column of the SCT for the PEO in order to calculate the CAP.
(ii) As also prescribed by SEC Rules, we have made equity award adjustments for the year presented, which require the addition or subtraction
, as applicable, of the following: (A) the
year-end
fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the applicable year; (B) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any equity awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (C) for equity awards that are granted and vest in same applicable year, the fair value as of the vesting date; (D) for equity awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (E) for equity awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (F) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year
prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant
. The amounts added or subtracted in calculating the required equity award adjustments for Mr. Gilmore are as follows:

Fiscal Year	Year-End Fair Value of Equity Awards Granted in the Year and Outstanding and Unvested at Year End (A) ($)	Year Over Year Change in Fair Value of Outstanding and Unvested Equity Awards (B) ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year (C) ($)	Year Over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year (D) ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year (E) ($)	Value of Dividends or Other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation (F) ($)	Total Equity Awards Adjustments ($)
2024	3,969,615	1,779,286	-		-	-	5,748,901

Worthington Steel | 2024 Proxy Statement
• Executive Compensation

(3) The dollar amount in column (d) reflects the average of the amounts reported in the “Total” column of the SCT for the NEOs other than the PEO (the
“Non-PEO
NEO”) as a group for the applicable year. For fiscal 2024, the
Non-PEO
NEOs consisted of Mr. Adams, Mr. Klinger, Mr. Blystone, Mr. Heuer and Ms. Tillman.
(4) The dollar amount in column (e) reflects the average amount of CAP for the
Non-PEO
NEOs as a group. In accordance with SEC Rules, the determination of CAP requires the following adjustments to the average of the amounts reported in the “Total” column of the SCT for the
Non-PEO
NEOs as a group:

Fiscal Year	Average Reported Total in SCT for Non-PEO NEOs ($)	Average Reported Grant Date Fair Value of Equity Awards (i) ($)	Average Equity Award Adjustments (ii) ($)	Calculated Average CAP For Non-PEO NEOs ($)

2024	2,192,079	(1,228,057)	1,106,831	2,070,853
(i) The grant date fair value of equity awards represents the average of the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the SCT. As required by SEC Rules, this amount is deducted from the average of the amount reported in the “Total” column of the SCT for the
Non-PEO
NEOs in order to calculate the CAP.
(ii) As also prescribed by SEC Rules, we have made equity award adjustments using the same methodology described above in footnote (2)(ii). The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts added or subtracted in calculating the required equity award adjustments for the
Non-PEO
NEOs are as follows:

Fiscal Year	Average Year- End Fair Value of Equity Awards Granted in the Year and Outstanding and Unvested at Year End (A) ($)	Year Over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards (B) ($)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year (C) ($)	Year Over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year (D) ($)	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year (E) ($)	Average Value of Dividends or Other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation (F) ($)	Total Average Equity Award Adjustments ($)

2024	992,840	214,618	n/a	10,204	(110,826)-	-	1,106,831
(5) Cumulative total shareholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the price of our common shares at the end and the beginning of the measurement period by the price of our common shares at the beginning of the measurement period. Assumes an initial investment of $100 on December 1, 2023, the first trading day following the Separation.
(6) Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the S&P 1500 Composite Steel
Sub-Index
(“Steel Index”), which is the same published industry index used by us for purposes of compliance with Item 201(e)(1)(ii) of SEC Regulation
S-K.
In addition, peer group TSR is calculated using the same method we use for purposes of compliance with Item 201(e) of SEC Regulation
S-K.
Assumes an initial investment of $100 on December 1, 2023, the first trading day following the Separation.
(7) The dollar amount reported represents the amount of net income reflected in our audited consolidated financial statements for the applicable year, as calculated in accordance with accounting principles generally accepted in the U.S. (“GAAP”).
(8) The Company-selected measure (“CSM”) is adjusted earnings per diluted common share attributable to controlling interest (which we also refer to in this Proxy Statement as “Adjusted EPS”), which adjusts earnings per diluted common share attributable to controlling interest, as calculated in accordance with GAAP, to exclude the impact of restructuring charges and other unusual or selected items deemed to not be indicative of our core operating results (including the impact of acquisitions, divestitures and/or inventory holding gains or losses). Adjusted EPS is a non-GAAP
financial measure, and may differ from the adjusted earnings that we report in connection with our operating results, primarily due to the exclusion of the impact of acquisitions, divestitures and/or inventory holding gains or losses. We believe this and other non-GAAP
financial measures provide relevant and meaningful information to investors about our core operating results. While we use several financial and non-financial
performance measures for the purpose of evaluating our executive compensation program, we have determined that Adjusted EPS is the financial performance measure that represents the most important performance measure used by us to link CAP for the NEOs, for the most recently completed year, to our performance.

Worthington Steel | 2024 Proxy Statement
• Executive Compensation

Important Financial Performance Measures
As described in greater detail in the CD&A, our executive compensation program is driven by a strong pay-for-performance
philosophy. The metrics that we use for both our long-term and short-term incentive compensation are designed to align the interests of the NEOs with our top corporate goal of earning money for our shareholders and increasing the value of their investment. In our assessment, the following financial performance measures represent the most important financial performance measures used by us to link CAP for the NEOs, for fiscal 2024, to our performance:

•	EVA (economic valued added);

•	EBIT (earnings before interest and taxes); and

•	Adjusted EPS (adjusted earnings per diluted common share attributable to controlling interest).
See the CD&A for more information on how these financial performance measures were used in connection with our fiscal 2024 incentive compensation program through bonuses, performance awards and performance shares.
Analysis of Information Presented in the Pay Versus Performance Table
As described in more detail in the CD&A, our executive compensation program reflects a strong pay-for-performance
philosophy with an emphasis on variable, performance-based compensation. While we utilize several performance measures to align executive compensation with our performance, all of those performance measures are not presented in the Pay Versus Performance table. The Compensation Committee did not utilize CAP in making compensation decisions for fiscal 2024, and it does not specifically align the performance measures it selects for our executive compensation program with CAP for a particular year. In accordance with SEC Rules, we are providing the following graphical descriptions of the relationships between information presented in the Pay Versus Performance table.
The following graphs compare, for the fiscal-year period ended May 31, 2024, the CAP for the PEO and the
Non-PEO
NEOs
with
our:

•	cumulative TSR and the TSR for the Steel Index peer group;

•	net income; and

•	Adjusted EPS.

Worthington Steel | 2024 Proxy Statement
• Executive Compensation

CAP versus Company TSR and Peer Group TSR
TSR
$160
$140
$120
$100
$80
$60
$40
$20
$0
CAP (in millions)
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
FY 2023
FY 2024
CAP - PEO
CAP - Non-PEO NEOs
Company TSR
Peer TSR

CAP versus Net Income
Net Income (in millions)
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
CAP (in millions)
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
FY 2024
CAP - PEO
CAP - Non-PEO NEOs
Net Income

CAP versus Adjusted EPS
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
EPS ($)
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
CAP (in millions)
FY 2024
CAP - PEO
CAP - Non-PEO NEOs
EPS ($)

Worthington Steel | 2024 Proxy Statement
• Executive Compensation

Compensation of Directors

In connection with the Separation, the Compensation Committee, with the assistance of WTW, recommended to the Board and the Board established the compensation program for our non-employee directors. The Compensation Committee expects to annually review, with the assistance of an independent compensation consultant, certain market information provided by the independent compensation consultant concerning compensation (both cash and non-cash) paid to directors. Based upon such information, past practices concerning directors’ compensation and such other information as the Compensation Committee deems appropriate, the Compensation Committee makes recommendations to the Board with respect to directors’ compensation. Following consideration of such recommendations, the compensation payable to the directors is set by the entire Board.

Director Compensation for Fiscal 2024

For fiscal 2024, the annual cash retainer fees approved for our non-employee directors are set forth in the following table. Fees for the director’s initial term following the Separation were prorated to reflect the amount of time between the date of the Separation and the date of the Annual Meeting. Mr. Nelson, Mr. Ribeau and Ms. Schiavo were non-employee directors of WOR prior to the Separation, and received full cash retainers from WOR in September 2003, prior to the Separation.

Annual Cash Retainer	$95,000

Supplemental Cash Retainer – Lead Independent Director	$30,000

Supplemental Cash Retainer – Audit Committee Chair	$20,000

Supplemental Cash Retainer – Compensation Committee Chair	$15,000

Supplemental Cash Retainer – Nominating and Governance Committee	$15,000

The compensation program for fiscal 2024 also includes awards of restricted stock to each non-employee director under the Worthington Steel, Inc. 2023 Equity Incentive Plan for Non-Employee Directors (the “2023 Directors Equity Plan”). The restricted stock was granted on December 1, 2023 and will vest on the date of the Annual Meeting if the non-employee director remains on the Board. The targeted value of the annual restricted stock award to non-employee directors was set to be approximately $140,000 ($205,000 for Mr. Stoe as the Lead Independent Director). The actual number of restricted shares granted was determined based upon the price of the common shares at the close of the market on the grant date, with reasonable rounding, and the initial award granted in fiscal 2024 was prorated to reflect the amount of time between the date of the Separation and the estimated date of the Annual Meeting. Accordingly, on December 1, 2023, Mr. Bowsher, Mr. Chiappone, Mr. McConnell and Ms. Mistretta, received a restricted stock award of 5,183 common shares and Mr. Stoe received a restricted stock award of 7,590 common shares as Lead Independent Director. Mr. Nelson, Mr. Ribeau and Ms. Schiavo were non-employee directors of WOR prior to the Separation, and received a full restricted stock award from WOR in September 2003, which was converted into a Worthington Steel equity-based restricted stock award upon the Separation. Accordingly, Mr. Nelson, Mr. Ribeau and Ms. Schiavo did not receive restricted stock awards from us in fiscal 2024.

Director Compensation for Fiscal 2025

At its June 2024 meeting, upon recommendation of the Compensation Committee, the Board determined to leave the non-employee directors’ compensation unchanged for fiscal 2025.

Directors Deferred Compensation Plan

We maintain the Worthington Steel, Inc. Deferred Compensation Plan for Directors (the “Directors DC Plan”), which provides for the deferral of directors’ fees on a basis that is not tax-qualified. Under the Directors DC Plan, non-employee directors are able to defer payment of all or a portion of their cash annual retainers until a specified date or until they are no longer associated with us. Any cash retainers deferred are credited to each participating director’s bookkeeping account under the Directors DC Plan at the time the cash retainers would have otherwise been paid. Participants in the Directors DC Plan may elect to have their bookkeeping accounts treated as invested: (a) with a rate of return reflecting (i) a fixed interest rate (4.37% for fiscal 2024) which is set annually by the Compensation Committee or (ii) the rates of return on those investment options available under the 401(k) Plan; or (b) in theoretical common shares reflecting increases or decreases in the value of the common shares with dividends deemed reinvested. Any portion of a participant’s bookkeeping account

66 Worthington Steel | 2024 Proxy Statement • Compensation of Directors

credited to theoretical common shares will remain credited to theoretical common shares until distributed. Otherwise, participants in the Directors DC Plan may change the investment options for their bookkeeping accounts at the time permitted by the 401(k) Plan for the same investment options. The Directors DC Plan is administered by the Compensation Committee. All bookkeeping accounts are fully vested. Payouts under the Directors DC Plan are made in cash or, in the case of amounts credited to theoretical common shares, whole common shares and cash in lieu of fractional shares. The Compensation Committee may permit hardship withdrawals from a participant’s bookkeeping account under the Directors DC Plan under defined guidelines. In the event of a defined change in control, participants’ bookkeeping accounts under the Directors DC Plan will generally be paid out as of the date of change in control.

Equity Grants

Under the 2023 Directors Equity Plan, the Board may grant non-qualified stock options, restricted stock, restricted stock units, stock appreciation rights and whole common shares to our non-employee directors. Awards under the 2023 Directors Equity Plan are made by the Board in its discretion. Upon a business combination or change in control, all restricted common shares will become fully vested. In the case of death, total disability or retirement of a non-employee director, all restricted common shares will also immediately become fully vested. If a non-employee director’s service on the Board terminates for any other reason, unvested restricted common shares will be forfeited. During the time between the grant date and the vesting date, a non-employee director may exercise full voting rights in respect of the common shares underlying the restricted common shares and will be credited with any dividends paid on the common shares underlying the restricted common shares (which dividends will be distributed with the common shares underlying the restricted common shares if they vest, or forfeited if the restricted common shares are forfeited).

Director Compensation for Fiscal 2024

The following table sets forth information concerning the compensation earned by each individual who served as a non-employee director during fiscal 2024:

Director Compensation for Fiscal 2024 (1)(2)

Name	Fees Earned or Paid in Cash ($) (3)	Stock Awards ($) (4)	Total ($)
Mr. Bowsher	78,080	115,063	193,143
Mr. Chiappone	90,410	115,063	205,473
Mr. McConnell	78,080	115,063	193,143
Ms. Mistretta	78,080	115,063	193,143
Mr. Nelson	115,000	142,186	257,186
Dr. Ribeau	95,000	142,186	237,186
Ms. Schiavo	107,330	142,186	249,513
Mr. Stoe	102,737	168,498	271,235

(1)

Mr. Blystone, our Executive Chairman, and Mr. Gilmore, our President and Chief Executive Officer are not included in this table because they were our employee during fiscal 2024 and received no additional compensation for his services as a director.

(2)

Since the earnings on compensation that has been deferred under the Director DC Plan by our non-employee directors do not represent “above-market” earnings for purposes of SEC Rules, no amount with respect to such earnings has been reported in this table.

(3)

Represents cash earned in fiscal 2024 for annual retainer fees in accordance with the cash compensation program discussed in the section captioned “Compensation of Directors — Director Compensation for Fiscal 2024” in this Proxy Statement.

(4)

The amounts shown in this column represent the grant date fair value of the restricted stock granted to the non-employee directors in fiscal 2024, as computed in accordance with ASC 718. These amounts exclude the impact of estimated forfeitures, as required by SEC Rules. See “Note A – Summary of Significant Accounting Policies – Stock-Based Compensation” and “Note L – Stock-Based Compensation” of the Notes to Consolidated Financial Statements in “Item 8. – Financial Statements and Supplementary Data” of the 2024 Form 10-K for assumptions used and additional information regarding the restricted common share awards. The awards granted to Mr. Nelson, Mr. Ribeau and Ms. Schiavo as non-employee directors of WOR on September 29, 2023 covering 7,428 restricted common shares (adjusted for the Separation). The awards granted to Mr. Bowsher, Mr. Chiappone, Mr. McConnell and Ms. Mistretta and Ms. Schiavo as non-employee directors of Worthington Steel on December 1, 2023 covering 5183 restricted common shares and 7,590 restricted common shares for Mr. Stoe, had a grant date fair value of $22.20 per common share (the closing price of the common shares on that date. The restricted common shares described above were the only restricted common share awards granted to non-employee directors during, and outstanding at the end of, fiscal 2024.

67 Worthington Steel | 2024 Proxy Statement • Compensation of Directors

Equity Compensation Plan Information

We maintain two equity compensation plans (the “Equity Plans”) under which common shares are authorized for issuance to eligible directors, officers and employees: (a) the 2023 LTIP and (b) the 2023Directors Equity Plan. In addition, we maintain two non-qualified deferred compensation plans and participants in these plans have had the opportunity to elect to have their bookkeeping accounts treated as invested in theoretical common shares reflecting increases or decreases in the fair market value of the common shares with dividends deemed reinvested. Payouts of amounts credited to theoretical common shares are made in whole common shares and cash in lieu of fractional shares. For further information about the NQDC Plan, please see the discussion in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Non-Qualified Deferred Compensation” in this Proxy Statement. For further information concerning the Directors DC Plan, please see the discussion in the section captioned “Compensation of Directors — Directors Deferred Compensation Plan” in this Proxy Statement.

The following table shows for the Equity Plans, as a group, the number of common shares issuable upon the exercise of outstanding stock options and upon payout of outstanding performance shares, the weighted-average exercise price of outstanding stock options, and the number of common shares remaining available for future issuance, excluding common shares issuable upon exercise of outstanding stock options or upon payout of outstanding performance shares, in each case as of May 31, 2024. The following table also shows for the NQDC Plan and the Directors DC Plan, as a group, the number of whole common shares issuable upon payout of amounts credited to theoretical common shares in the accounts of participants in the NQDC Plan and the Directors DC Plan, as of May 31, 2024.

Equity Compensation Plan Information

Plan Category	Number Of Common Shares To Be Issued Upon Exercise Of Outstanding Options, Warrants And Rights		Weighted-Average Exercise Price Of Outstanding Options, Warrants And Rights		Number Of Common Shares Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Common Shares Reflected In Column (a))
	(a)		(b)		(c)
Equity compensation plans approved by shareholders	548,130	(1)	$17.77	(2)	8,441,865	(3)
Equity compensation plans not approved by shareholders	157,909	(4)	–	(4)	–	(5)
TOTAL	706,039	(1)(4)	$17.77	(2)(4)	8,441,865	(3)(5)

(1)

Includes 189,018 common shares issuable upon exercise of outstanding stock options granted under the 2023 LTIP. Also includes 359,112 common shares which represents the maximum number of common shares which may be paid out in respect of outstanding performance shares granted under the 2023 LTIP.

Does not include 687,040 common shares which represent the maximum number of common shares which may be paid out in respect of performance awards granted under the 2023 LTIP which were outstanding as of May 31, 2024, because to date all such awards have been paid in cash. If all performance awards granted under the 2023 LTIP which were outstanding as of May 31, 2024, were paid out at their maximum amount and the Compensation Committee were to elect to make all payments in the form of common shares, then, based on the $32.99 closing price of the common shares on May 31, 2024, the last business day of fiscal 2024, the number of common shares which would be issued upon payout of the performance awards would be 687,040 common shares. The number of common shares, if any, actually issued with respect to performance awards granted under the 2023 LTIP would be based on (a) the percentage of the performance awards determined by the Compensation Committee to be paid in common shares rather than cash, (b) the actual performance level (i.e., threshold, target or maximum) used to determine the payout in respect of each performance award and (c) the price of the common shares at the time of payout.

(2)

Represents the weighted-average exercise price of stock options outstanding under the 2023 LTIP as of May 31, 2023. Also see footnote (1) above with respect to performance shares and performance awards granted under the 2023 LTIP. The weighted-average exercise price does not take these two types of awards into account.

(3)

Includes 7,467,471 common shares available under the 2023 LTIP and 974,394 common shares available under the 2023 Directors Equity Plan. The number shown in this column includes 359,112 common shares representing the maximum number of common shares which may be paid out in respect of outstanding performance shares granted under the 2023 LTIP as described in the first paragraph of footnote (1) above. If less than the maximum number of common shares were paid out in respect of any outstanding performance shares, the number of common shares available under the 2023 LTIP would increase by an amount equal to that difference. In addition to stock options, performance shares and performance awards, the 2023 LTIP authorizes the Compensation Committee to grant awards in the form of stock appreciation rights, restricted common shares, performance units, dividend equivalents, and other stock unit awards that are valued in whole or in part by reference to, or are otherwise based on, the common

68 Worthington Steel | 2024 Proxy Statement • Equity Compensation Plan Information

shares or other property. The 2023 Directors Equity Plan authorizes the Board to grant awards in the form of restricted common shares, restricted stock units, stock appreciation rights and whole common shares.

(4)

Includes 79,699 common shares issuable upon payout of amounts credited to theoretical common shares in the accounts of participants in the NQDC Plan and 278,210 common shares issuable upon payment of amounts credited to theoretical common shares in the accounts of participants in the Directors DC Plan. The theoretical common shares are not taken into account for purposes of the “Weighted-Average Exercise Price Of Outstanding Options, Warrants And Rights” column.

(5)

Neither the NQDC Plan nor the Directors DC Plan provide for a specified limit on the number of common shares which may be issued upon payout of amounts credited to theoretical common shares in the accounts of participants in those plans.

69 Worthington Steel | 2024 Proxy Statement • Equity Compensation Plan Information

Proposal 2: Advisory Vote to Approve the Compensation of the NEOs

We are asking shareholders to approve an advisory resolution to approve the compensation of the NEOs as reported in this Proxy Statement. As described in detail in the section captioned “Executive Compensation — Compensation Discussion and Analysis” and in the “Fiscal 2024 Summary Compensation Table” and the accompanying tables and narrative in this Proxy Statement, our executive compensation programs are reviewed annually by the Compensation Committee, with advice from its independent compensation consultant and consideration given to executive compensation paid by other comparator companies. Our compensation programs are designed to foster the alignment of the interests of executive management with the interests of shareholders and to provide incentives, based primarily on our performance, for reaching established goals and objectives. Shareholders are urged to read the “Compensation Discussion and Analysis” which describes in detail how our executive compensation policies and procedures achieve our compensation goals and objectives.

The vote on the advisory resolution relates to the compensation of the NEOs as a whole. The vote is advisory, which means that the vote is not binding on us, the Board or the Compensation Committee. To the extent there is any significant vote against the NEOs’ compensation for fiscal 2024 as reported, the Compensation Committee will evaluate whether any actions are necessary to address the concerns of shareholders.

In accordance with Exchange Act Rule 14a-21(a), we are asking shareholders to approve the following advisory resolution at the Annual Meeting:

RESOLVED, that the shareholders of Worthington Steel, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for its 2024 Annual Meeting of Shareholders pursuant to the executive compensation disclosure rules in Item 402 of SEC Regulation S-K (including the “Compensation Discussion and Analysis”, the “Fiscal 2024 Summary Compensation Table” and the related executive compensation tables, notes and narratives).

THE BOARD’S CURRENT POLICY IS TO INCLUDE AN ADVISORY RESOLUTION REGARDING APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS ANNUALLY. THE BOARD WILL TAKE INTO ACCOUNT THE OUTCOME OF THE VOTE WITH RESPECT TO PROPOSAL 3. ACCORDINGLY, UNLESS THE BOARD MODIFIES ITS POLICY ON THE FREQUENCY OF FUTURE VOTES, THE NEXT ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE NEOS WILL OCCUR AT THE 2025 ANNUAL MEETING.

Required Vote and Board’s Recommendation

The affirmative vote of the holders of a majority of the common shares present in person or represented by proxy and entitled to vote on the proposal is required to approve the advisory resolution on NEO compensation. The properly executed proxy of a holder of the common shares entitled to vote on the proposal marked “abstain” with respect to Proposal 2 will not be voted with respect to such matter. Accordingly, for purposes of Proposal 2, abstentions will be counted in determining the required vote and will have the effect of a vote “against” the advisory resolution. Broker non-votes will not be counted in determining the required vote.

THE COMPENSATION COMMITTEE AND THE BOARD UNANIMOUSLY

RECOMMEND THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL

OF THE ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF THE NEOs.

70 Worthington Steel | 2024 Proxy Statement • Proposal 2: Advisory Vote to Approve the Compensation of the NEOs

Proposal 3: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, as amended, provides that shareholders must be given the opportunity to indicate their preference, at least once every six years, on a non-binding, advisory vote, as to how frequently the Company should seek an advisory vote on the compensation of its named executive officers. By voting on this Proposal 3, you may indicate whether you would prefer that the Company seek future executive compensation advisory votes once every one year, two years, or three years. You may also, if you wish, abstain from casting a vote on Proposal 3.

The Board has determined that an annual advisory vote on the Company’s executive compensation is currently the most appropriate alternative for the Company. Therefore, the Board recommends that you vote for an annual advisory vote on executive compensation. In determining to recommend that the shareholders select a frequency of every one year, the Board considered that compensation decisions are currently made on an annual basis; and, therefore, an annual “say-on-pay” vote aligns shareholder feedback with the Board’s and Compensation Committee’s decision making. The Board also recognizes that annual say-on-pay votes will occur after the Compensation Committee has implemented the Company’s executive compensation programs for the then current year. Thus, the Board expects that it may not be feasible to address and respond to any one year’s say-on-pay vote before the following year’s annual meeting of shareholders.

Shareholders may vote on their preferred voting frequency by selecting the option of One Year, Two Years, Three Years, or abstain on the form of proxy when voting on Proposal 3. Please note that when casting a vote on this proposal, you will not be voting to approve or disapprove the Board’s recommendation.

The option of one year, two years, or three years that receives the highest number of votes cast by shareholders will be the shareholder-approved frequency selection for the advisory vote on executive compensation. However, because this vote is advisory and not binding on the Board or the Company, the Board may decide that it is in the best interests of the shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option receiving the most votes cast by shareholders.

Required Vote and Board’s Recommendation

The affirmative vote of the holders of a plurality of the common shares present in person or represented by proxy and entitled to vote on the proposal is required to approve, on an advisory basis, the frequency of future advisory votes on named executive officer compensation. The properly executed proxy of a holder of the common shares entitled to vote on the proposal marked “abstain” with respect to Proposal 3 will not be voted with respect to such matter. Accordingly, for purposes of Proposal 3, abstentions will not affect the outcome of Proposal 3. Broker non-votes will not be counted in determining the required vote and will not affect the outcome of Proposal 3.

THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS SELECT THE OPTION OF EVERY “ONE YEAR” TO APPROVE AN ANNUAL ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

71 Worthington Steel | 2024 Proxy Statement • Proposal 3: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

Proposal 4: Ratification of the Selection of Independent Registered Public Accounting Firm

The selection of our independent registered public accounting firm is made annually by the Audit Committee after consulting with management and carefully considering that firm’s qualifications and independence. As a result, the Audit Committee has selected KPMG to serve as our independent registered public accounting firm for fiscal 2025 and recommends that our shareholders ratify that selection. KPMG audited our consolidated financial statements as of May 31, 2024 and the effectiveness of our internal control over financial reporting as of May 31, 2024. Representatives of KPMG are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they so desire and to respond to appropriate questions.

Required Vote and Board’s Recommendation

The affirmative vote of the holders of a majority of the common shares present in person or represented by proxy and entitled to vote on the proposal is required to ratify the selection of KPMG as our independent registered public accounting firm for fiscal 2025. The properly executed proxy of a holder of the common shares entitled to vote on the proposal marked “abstain” with respect to Proposal 4 will not be voted with respect to such matter. Accordingly, for purposes of Proposal 4, abstentions will be counted in determining the required vote and will have the effect of a vote “against” the proposal.

Even if the selection of KPMG is ratified by the shareholders, the Audit Committee, in its discretion, could decide to terminate the engagement of KPMG and to engage another firm if the Audit Committee determines such action is necessary or desirable. If the selection of KPMG is not ratified, the Audit Committee will reconsider (but may decide to maintain) the selection.

THE AUDIT COMMITTEE AND THE BOARD UNANIMOUSLY RECOMMEND

THAT OUR SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF KPMG.

72 Worthington Steel | 2024 Proxy Statement • Proposal 4: Ratification of the Selection of Independent Registered Public Accounting Firm

Audit Committee Matters

Report of the Audit Committee for the Fiscal Year Ended May 31, 2024

The Audit Committee oversees our financial and accounting functions, controls, reporting processes and audits on behalf of the Board in accordance with the Audit Committee’s written charter. The Audit Committee is responsible for providing independent, objective oversight of the integrity and quality of our consolidated financial statements, the qualifications and independence of our independent registered public accounting firm, the performance of our internal audit function and our independent registered public accounting firm and the annual independent audit of our consolidated financial statements. Management has the primary responsibility for the preparation, presentation and integrity of our consolidated financial statements and the reporting process, for the appropriateness of our accounting principles and reporting policies, for our establishment and maintenance of an effective system of internal control over financial reporting, and for the issuance of our annual report on the assessment of the effectiveness of our internal control over financial reporting. Our independent registered public accounting firm, KPMG, is responsible for auditing our annual consolidated financial statements included in our Annual Report on Form 10-K in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and issuing its report thereon based on such audit, for issuing an audit report on the effectiveness of our internal control over financial reporting, and for reviewing our unaudited interim consolidated financial statements included in our Quarterly Reports on Form 10-Q.

In fulfilling its oversight responsibilities, the Audit Committee reviewed with management our audited consolidated financial statements at and for the fiscal year ended May 31, 2024, and discussed with management the quality, not just the acceptability, of the accounting principles and policies as applied in our financial reporting, the reasonableness of significant judgments and accounting estimates, and the clarity and completeness of disclosures in the consolidated financial statements.

In addition, the Audit Committee met with our management and internal auditors and KPMG throughout the year, with and without management present, to discuss the overall scope of their respective annual audit plans, the results of their respective audits, the effectiveness of our internal control over financial reporting, including management’s and KPMG’s reports thereon and the bases for the conclusions expressed in those reports, and the overall quality of our financial reporting. Throughout that period, the Audit Committee reviewed the plan of management for documenting and testing controls, the results of the documentation and testing, any deficiencies discovered and the resulting remediation of any such deficiencies. In addition, the Audit Committee reviewed and discussed with KPMG all matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

The Audit Committee has discussed with KPMG the independence of that firm from our management and us. KPMG is subject to independence controls that mitigate the risks that may be associated with long auditor tenure. The Audit Committee has received the written disclosures and the communications from KPMG required by applicable PCAOB requirements regarding KPMG’s communications with the Audit Committee concerning independence. The Audit Committee has considered KPMG’s provision of permitted non-audit services to us (including our subsidiaries) and concluded that the provision of such services is compatible with maintaining KPMG’s independence. The Audit Committee has also discussed with KPMG any relationships with or other services to us (including our subsidiaries or affiliates) that may impact the objectivity and independence of KPMG. The Audit Committee has satisfied itself as to the independence of KPMG.

Our management and KPMG have represented to the Audit Committee that our audited consolidated financial statements, at and for the fiscal year ended May 31, 2024, were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed those audited consolidated financial statements with our management and with KPMG.

Based on the Audit Committee’s discussions with our management and KPMG and the Audit Committee’s review of the report of KPMG to the Audit Committee, the Audit Committee unanimously recommended to the Board that our audited consolidated financial statements be included (and the Board approved such inclusion) in the 2024 Form 10-K filed with the SEC on August 2, 2024.

The Audit Committee is responsible for authorizing the appointment, compensation, and retention of, and overseeing the work of, our registered public accounting firm. On an annual basis, the Audit Committee evaluates the qualifications, performance and independence of KPMG and determines, after considering the impact of a change in our independent

73 Worthington Steel | 2024 Proxy Statement • Audit Committee Matters

auditor, whether to select KPMG for the coming year. KPMG periodically rotates its lead audit engagement partner who cannot hold that position for more than five years, and the Audit Committee takes an active role in the process of evaluating and selecting the new lead audit engagement partner. The Audit Committee believes there are benefits to having an independent registered public accounting firm with an extensive history with the Company, and that KPMG’s institutional knowledge of us and our business, operations, accounting policies, financial systems and informal control framework leads to efficiencies in its work and to higher quality audit work and accounting advice.

The Audit Committee has selected KPMG as our independent registered public accounting firm for fiscal 2024 and unanimously recommends that the shareholders ratify such selection.

The foregoing report is provided by the Audit Committee of the Board:

Audit Committee

Carl A. Nelson, Jr., Chair

Nancy G. Mistretta

Mary Schiavo

Pre-Approval of Services Performed by the Independent Registered Public Accounting Firm

Under applicable SEC Rules and PCAOB standards, the charter of the Audit Committee requires the Audit Committee to review and pre-approve all audit and permitted non-audit services provided by our independent registered public accounting firm in order to ensure that the performance of these services does not impair the firm’s independence from us. The Audit Committee may delegate pre-approval authority to one or more designated members of the Audit Committee and, if it does, the decision of that member or members must be reported to the full Audit Committee at its next regularly scheduled meeting. The SEC Rules and PCAOB standards specify the types of non-audit services that independent registered public accounting firms may not provide to their audit clients and establish the Audit Committee’s responsibility for administration of the engagement of our independent registered public accounting firm.

All requests or applications for services to be provided by our independent registered public accounting firm must be submitted to the Audit Committee by both the independent registered public accounting firm and our CFO and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC Rules and PCAOB standards governing auditor independence.

Independent Registered Public Accounting Firm Fees

During fiscal 2024, KPMG served as our independent registered public accounting firm. Prior to the Separation, we did not separately engage an independent registered public accounting firm. KPMG performed a separate audit of WOR and performed other services related to us for period prior to the Separation in fiscal 2024. WOR paid fees for such services.

Fees billed for services rendered by KPMG for fiscal 2024 were as follows:

Type of Fees	Fiscal 2024
Audit Fees	$1,285,732
Audit-Related Fees	$37,500
Tax Fees	$0
Other Fees	$1,780
Total	$1,325,012

All of the services rendered by KPMG to us during fiscal 2024 were pre-approved by the Audit Committee.

In accordance with applicable SEC Rules, “Audit Fees” are fees for professional services rendered for: the audit of our consolidated financial statements; the review of the interim consolidated financial statements included in our Quarterly Reports on Form 10-Q; the audit of our internal control over financial reporting; the audit of the financial statements of

74 Worthington Steel | 2024 Proxy Statement • Audit Committee Matters

certain of our foreign subsidiaries; and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for the applicable fiscal years.

“Audit-Related Fees” primarily include fees related to carve-out audited financial statement procedures associated with the intended separation of the Company’s Steel Processing business.

“Tax Fees” are fees for professional services rendered for tax compliance, tax advice and tax planning.

75 Worthington Steel | 2024 Proxy Statement • Audit Committee Matters

Miscellaneous Items

Householding of Annual Meeting Materials

The SEC has implemented rules regarding the delivery of our proxy materials (i.e., notices of annual meeting of shareholders, annual reports, proxy statements and Notices of Availability) to households. This method of delivery, often referred to as “householding”, would permit us to send: (a) a single annual report and/or a single proxy statement, or (b) a single Notice of Availability to any household at which two or more registered shareholders reside if we reasonably believe such shareholders are members of the same family or otherwise share the same address or that one shareholder has multiple accounts. In each case, the registered shareholder(s) must consent to the householding process in accordance with applicable SEC Rules. The householding procedure reduces the volume of duplicate information shareholders receive and reduces our expenses. We may institute householding in the future and will notify registered shareholders affected by householding at that time. Registered shareholders sharing an address may request delivery of a single copy of our proxy materials by contacting our Investor Relations Department at Worthington Steel, Inc., 100 West Old Wilson Bridge Road, Columbus, Ohio 43085, Attention: Director, Investor Relations.

Many brokers, banks and other holders of record considered to be the registered shareholder with respect to the common shares for beneficial owners have instituted householding. If your family or others with a shared address have one or more accounts under which you beneficially own the common shares, you may have received householding information from your broker, bank or other holder of record in the past. Please contact your broker, bank or other holder of record directly if you have questions, require additional copies of this Proxy Statement, our 2024 Annual Report or the Notice of Availability and/or wish to revoke your decision to household and thereby receive multiple copies. You should also contact your broker, bank or other holder of record if you wish to institute householding.

Shareholder Proposals for 2025 Annual Meeting

Shareholders seeking to bring business before an annual meeting of shareholders (an “annual meeting”) or to nominate candidates for election as directors at an annual meeting must provide timely notice thereof in writing to our Secretary. Under Section 1.08(A) of our Amended Regulations, to be timely, a shareholder’s notice with respect to business to be brought before an annual meeting must be delivered to, or mailed and received at, our principal executive offices not more than 120 days and not less than 90 days prior to the first anniversary of the date of the prior year’s annual meeting of shareholders; provided, however, that if (1) the annual meeting of shareholders is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the prior year’s annual meeting of shareholders or (2) no annual meeting of shareholders was held during the prior year, to be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation by (a) no earlier than 120 days prior to such annual meeting of shareholders and (b) no later than the later of 90 days prior to such annual meeting of shareholders and 10 days after the day on which public disclosure of the date of such annual meeting of shareholders was first made by the Corporation. In order for a shareholder’s notice to be in proper form, it must include the information specified in Section 1.08(A) of our Amended Regulations, including: (a) a brief description of the business the shareholder desires to bring before the meeting and the reasons for conducting the proposed business at the meeting; (b) any information relating to such item of business that would be required to be disclose din a proxy statement or other filing required to be made in connection with the solicitation of proxies in support of the business proposed to be brought before the meeting; (c) the name and address of the proposing shareholder; (d) the number of common shares beneficially owned by the proposing shareholder; and (e) any material interest of the proposing shareholder in the business to be brought before an annual meeting. The requirements applicable to nominations are described above in “Corporate Governance — Nominating Procedures” in this Proxy Statement.

A shareholder seeking to bring business before an annual meeting must also comply with all applicable SEC Rules. Pursuant to Rule 14a-8 under the Exchange Act, proposals of shareholders intended to be presented at our 2025 Annual Meeting must be received by us no later than April 18, 2025, to be eligible for inclusion in our proxy materials relating to the 2025 Annual Meeting. Upon receipt of a shareholder proposal, we will determine whether or not to include the proposal in the proxy materials in accordance with applicable SEC Rules. In addition, to comply with the SEC Rules regarding universal proxies, a shareholder intending to solicit proxies in support of director nominees other than the Board’s nominees must

76 Worthington Steel | 2024 Proxy Statement • Miscellaneous Items

provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 28, 2025, the first business day following the date that is 60 days prior to the first anniversary of the Annual Meeting.

The SEC has promulgated rules relating to the exercise of discretionary voting authority pursuant to proxies solicited by the Board. Generally, a proxy may confer discretionary authority to vote on any matters brought before an annual meeting if we did not have notice of the matter at least 45 days before the date on which we first sent our proxy materials for the prior year’s annual meeting and a specific statement to that effect is made in the proxy statement or form of proxy. Because we did not have an annual meeting last year, a proxy may confer discretionary authority to vote on any matters brought before the 2024 Annual Meeting if we did not have notice of the matters for a reasonable time before we send our proxy materials for the 2024 Annual Meeting. We have determined that reasonable time to be on or before July 2, 2024. Any written notice required as described in this paragraph must be given by July 2, 2025, for matters to be brought before the 2025 Annual Meeting.

Any written notice to be given with respect to matters set forth in the three prior paragraphs of this “Shareholder Proposals for 2025 Annual Meeting” section must be sent to the attention of our Secretary at Worthington Steel, Inc., 100 West Old Wilson Bridge Road, Columbus, Ohio 43085.

Future Electronic Access to Proxy Materials and Annual Report

Registered shareholders can further reduce the costs incurred by us by consenting to receive all future proxy statements, forms of proxy, annual reports and Notices of Availability, as appropriate, electronically via e-mail or the Internet. To sign up for electronic delivery of future proxy materials, you must vote your common shares electronically via the Internet by logging on to www.proxyvote.com and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. You will be responsible for any fees or charges that you would typically pay for access to the Internet.

Annual Report on Form 10-K

Our audited consolidated financial statements for fiscal 2024 are included in the 2024 Annual Report. Additional copies of these financial statements and our 2024 Form 10-K (excluding exhibits) may be obtained, without charge, by sending a written request to our Investor Relations Department at 100 West Old Wilson Bridge Road, Columbus, Ohio 43085, Attention: Vice President, Investor Relations. The 2024 Form 10-K is also available on our website located at www.worthingtonsteel.com and can also be found on the SEC website located at www.sec.gov.

References

This Proxy Statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on the websites referenced herein is not part of this Proxy Statement.

Other Business

As of the date of this Proxy Statement, the Board knows of no business that will be presented for action by the shareholders at the Annual Meeting other than those matters discussed in this Proxy Statement. However, if any other matter requiring a vote of the shareholders properly comes before the Annual Meeting, or if a director nominee named in this Proxy Statement is unable to serve or will not serve, the individuals acting under the proxies solicited by the Board will vote and act according to their best judgment in light of the conditions then prevailing, to the extent permitted under applicable law.

By Order of the Board of Directors,

Dated: August 16, 2024	Joseph Y. Heuer,
Vice President, General Counsel and Corporate Secretary

77 Worthington Steel | 2024 Proxy Statement • Miscellaneous Items

Appendix I

Companies in Comparator Group

3M

3Pillar Global

A.O. Smith

Aaron’s

ABC Technologies

ABM Industries

Accenture

Acronis

Acuity Brands

Adecco

Adidas

Adient

ADT

Adtalem Global Education

Aegion

Aera Energy

Aerojet Rocketdyne

Afry

Agilent Technologies

Air Products

Airbus

Alaska Air Group

Albertsons

Alcoa

Allegheny Health Network

Allegheny Technologies

Allegion

Allied Electronics

Allison Transmission

Allnex

Altria Group

Altus Group

Amadeus North America

Amazon.com

AMC Networks

American Airlines

American Sugar Refining

American Tower

Americas Styrenics

AmeriCold Logistics

AmeriHealth Caritas

AmerisourceBergen

AMETEK

Andersen

Andersons

Apache

Apple

Applied Research Associates

AptarGroup

Aptiv

Aramark

Arcadis

Arconic

Arcosa

Arctic Slope Regional

Arkema

Armstrong World Industries

Arrow Electronics

Arup Group

Asahi Kasei

Asbury Automotive Group

Ascend Performance Materials

ASRC Federal Holding Company

Astec Industries

AT&T

ATI Physical Therapy

Atlas Air Worldwide

Atos IT Solutions and Services

Automatic Data Processing

AvalonBay Communities

Avery Dennison

Avient Corporation

Axalta Coating Systems

Babson College

BAE Systems

Bain & Company

Baker Hughes

Baker McKenzie

Ball

Barrick Gold of North America

Barry Callebaut

Baxter

Beam Suntory

Becton Dickinson

Belk

Berry Global

Best Buy

BetMGM

Beyond Meat

Big Lots

Bilfinger

Biogen

Bio-Rad Laboratories

BJ’s Wholesale Club

Black & Veatch

Blanco

Bloomin Brands

Bloomsbury

BlueTriton Brands

Boddie-Noell Enterprises

Boeing

Booz Allen Hamilton

BorgWarner

Bose

Boston Consulting Group

Boston Scientific

BP

Bradley

BrandSafway

Bridgestone Americas

Bright Horizons

Brightline Trains

Brink’s

Brookdale Senior Living

Brooks Sports

Brown-Forman

BRP - Bombardier Recreational Products

Brunswick

Bunge

Burlington Northern Santa Fe

Bush Brothers & Company

BWX Technologies

ByteDance

CACI International

CAE

Caliber Home Loans

Campbell Soup

Canadian National Railway

Canadian Pacific Railway

Canfor Corporation

Capgemini U.S.

Capri Holdings

Carbon Health

Cargill

Carlisle Construction Materials

CarMax

Carmeuse North America Group

Carnival

Carpenter Technology

Carrier Global Corporation

Catalent Pharma Solutions

CDM Smith

CDW

Celanese

Celestica

CEMEX, Inc.

Central Plateau Cleanup Company

Ceridian HCM

Cerner

CF Industries

CGI Technologies and Solutions

Chamberlain Group

Chanel

Charter Communications

Chemours Company

Cherokee Nation Businesses

Chevron

Chevron Phillips Chemical

Chickasaw Nation

Choice Hotels International

CHS

Chumash Casino Resort

Church & Dwight

Cintas

Cisco Systems

CITGO Petroleum

City+Ventures

Clean Harbors

Clearwater Paper Corporation

Cleveland-Cliffs

Clorox

Coalfire

Coca-Cola

Coca-Cola Bottlers Sales and Services

Cognizant

Colgate-Palmolive

Collective Health

Colliers International

Colsa

Columbus McKinnon

I-1 Worthington Steel | 2024 Proxy Statement • Appendix I

Comcast Cable Corporation

Commercial Metals

Commercial Vehicle Group

CommScope

Compass Group, North America Division

Compassion International

Computacenter

Computershare

ConAgra Brands

Concentra Inc

Condé Nast Publications

Conduent

Conemaugh Memorial Medical Center

Conga

ConocoPhillips

Continental Automotive Systems

Continental Carbon

CoorsTek

CoreCivic

CoreLogic

Corizon Health

Corning

Corteva Agriscience

Covestro

Cox Enterprises

Crowley Maritime Corporation

Crown Castle

CSC ServiceWorks

CSL

CSX

CTB Inc

Curtiss-Wright

Cushman & Wakefield

Custom Truck One Source

CVR Energy

CVS Health

Dairy Farmers of America

Dana

Danone North America

Darden Restaurants

Dart Container

Datasite

DaVita Inc.

Deckers Brands

defi SOLUTIONS

Delek US Holdings

Delta Air Lines

Deluxe

DePaul University

DMG MORI USA, Inc.

Donaldson

Donnelley Financial Solutions

Dorman Products

Dot Foods

Dover

Dow Chemical

Dow Jones

Drax Power Group

Duke Realty

Dun & Bradstreet

DuPont

E.A. Sween Company

E.W. Scripps

EAB Global

Eastman Chemical

Eaton

EBSCO Information Services

Ecolab

Ecore

Edgewell Personal Care

Edwards Lifesciences

Elbit Systems of America

Electrolux

Elementis

EMCOR Group

Emerson Electric

Encompass Health Corporation

Endo

Enova International

EnPro Industries

Entertainment One

Entertainment Partners

Environmental Chemical Corp

Envision Healthcare Corporation

Envista Holdings

Equinix

Ericsson

Ernst & Young

Estée Lauder

Evoqua Water Technologies

Experian Americas

Express

ExxonMobil

Faurecia US Holdings

Ferrara Candy Company

First Solar

FirstGroup

FIS

Fiserv

Flex

Flowserve

Fluor Federal Petroleum Operations

FN America LLC

Footprint

Ford

Fortune Brands Home & Security

Fossil

Four Seasons Hotels and Resorts

Fox Factory Holding

Fred Hutchinson Cancer Research Center

Freeport-McMoRan

Frontier Communications

GAF Materials

Gap

GATX

Generac Power Systems

General Dynamics

General Dynamics Information Technology

General Electric

General Mills

General Motors

Genesis Energy

Genuine Parts

Getinge

Gildan Activewear

Glanbia Group Services

Glatfelter

Global Medical Response

Global Payments

GLOBALFOUNDRIES

Globalization Partners

Glory Global Solutions

Goodyear Tire & Rubber

Google

Graco

Grant Thornton

Graphic Packaging

Greenhouse Software

Greif

Greyhound Lines

GROWMARK

Grupo Cementos de Chihuahua

Guardian Pharmacy

GXO Logistics

H&R Block

H.B. Fuller

Harley-Davidson

Harman International Industries

HarperCollins Publishers

Harsco

HashiCorp

Havas Group

HCA Healthcare

HDR

HealthEquity

Hearst

Hearthside Food Solutions

Helmerich & Payne

Hendrickson

Henry Schein

Herbalife

Herc Rentals

Hertz

Hess

Hexcel

Hexion

High Company LLC

High Liner Foods

Hillenbrand

Hilton Worldwide

Hines

Hirose Electric

Hitachi Solutions

HNI

HNTB

HOLT CAT

HomeServe USA

Honeywell

Hormel Foods

Host Hotels & Resorts

Houghton Mifflin Harcourt Publishing

IBI Group

IBM

IDEX Corporation

IDEXX Laboratories

IFS

iHeartMedia

iHerb

IKEA

Ilitch Holdings

Illinois Tool Works

Infirmary Health System

Ingevity

Ingram Industries

Ingram Micro

INNIO Jenbacher

Innospec

Integer Holdings

Integra Lifesciences

Integrity Express Logistics

Intercontinental Hotels Group

I-2 Worthington Steel | 2024 Proxy Statement • Appendix I

International Automotive Components

International Data Group

International Game Technology

International Paper

Interstate Batteries Systems

Intertape Polymer Corp

Intertrust

IQVIA

Iron Mountain

Iveco Group

Ixom

J.M. Smucker

Jacobs Engineering

Jacobs Technology

Jefferson Science Associates

JELD-WEN

Jenoptik

JetBlue Airways

JM Family Enterprises

John Wiley & Sons

Johns Manville

Johnson Controls

Jones Lang LaSalle

K. Hovnanian Companies

Kansas City Southern

Kantar Group

Kapsch Partner Solutions

KAR Global

KBR

Kellogg

Kelsey-Seybold Clinic

Kenco Management Services

Kennametal

Kent Corporation

Kerry Group

Keurig Dr Pepper

KI, Inc

Kimley-Horn and Associates

Kin + Carta

Kinross Gold

KLJ Solutions

Kodak Alaris

Kohler

Konica Minolta

Kontoor Brands

Koppers

Koss Corporation

Kroger

Krones

Kronos Worldwide

Kubota Corporation

L.L. Bean

L3Harris

Lam Research

Land O’Lakes

Landmark Global

Learning Care Group

Ledcor Industries

Leggett and Platt

Lehigh Hanson

Leidos

Lend Lease

Lennox International

Lexmark

Liberty Global

Liberty Latin America

Li-Cycle

LifeWorks Ltd.

Lincoln Electric

Littelfuse

LKQ

Lockheed Martin

Logicalis

Loparex

Lowe’s

Luck Companies

Lumen

LyondellBasell

M. A. Mortenson Company

Magellan Midstream Partners

Makino

Marathon Petroleum

Marriott International

Mars Incorporated

Martin Marietta

Mary Kay

MasterCard

Materion Corporation

Matrix Service

Maximus

McCain Foods

McCormick

McDermott International

McDonald’s

McKesson

McLane Company

Medline Industries

MedVet

Meijer

Meritor

Messer Americas

Meta

Michelin

Microsoft

Mid-America Apartment Communities (MAA)

Mitsubishi International

Molina Healthcare

Momentive Performance Materials

Mondelez

Mosaic

Motrex

MSA Safety

Mueller Water Products

Myers Industries

Navistar International

New York Times

Newmont Mining

Nexteer Automotive

Niagara Bottling

NIBCO Inc

NielsenIQ

Nike

Nintendo of America

Nissan Motor

NNV Ventures

Norfolk Southern

Northrop Grumman

Northwest Permanente PC

Northwest Pipe Company

Nouryon

NOVA Chemicals

NOW Foods

Nutrien

nVent

Oak Street Health

Occidental Petroleum

Oceans Healthcare

Ogilvy

OLX Autos

ON Semiconductor

ONEOK

Orange Business Services

Otis Elevator Company

Otter Products

Outfront Media

Owens & Minor

Owens Corning

PAE

Panasonic of North America

Panda Restaurant Group

PAREXEL

Parker Hannifin

Parkland Corporation

Parsons Corporation

Party City

Paychex

PBF Energy

PCC Community Markets

Peckham Industries

Penske Truck Leasing

PepsiCo

Peraton

Percepta

Perdoceo Education Corporation

Performance Food Group

Petco Health and Wellness Company

PGA Tour

Physicians Endoscopy

Pitney Bowes

Plexus

Polaris Industries

PPG Industries

Praxair

Precision Castparts

Preformed Lined Products

Premise Health

Progressive Leasing

Prologis

Promethean

Prosegur Cia de Seguridad

Prosus Services

Puig

PulteGroup

Purdue Pharma

QTC Management

QTI Human Resources

Quad

Quest Diagnostics

Qurate Retail Group

R.D. Offutt Company

R.R. Donnelley

Raising Cane’s Chicken Fingers

RAND Corporation

Randstad

Rayonier

Rayonier Advanced Materials

RAYUS Radiology

Recreational Equipment

RELX Group

Rentokil Initial

Resideo

I-3 Worthington Steel | 2024 Proxy Statement • Appendix I

Restore Hyper Wellness

Rev Group

Revantage Corporate Services

Rheem Manufacturing

RiceTec

Rich Products

Ricoh Americas

Robroy Industries

Rolls-Royce North America

Royal Caribbean Cruises

RSM US LLP

Rural King

Ryder System

Ryerson

S&C Electric

S.C. Johnson & Son

Saddle Creek Logistics Services

Safelite Auto Glass

Safran

SAIC

Saint-Gobain

Sally Beauty

Samuel, Son & Co. Limited

Saputo

Sargento Foods

SAS Institute

Sazerac Company

Schlumberger

Schnuck Markets Inc

Scholastic

Schreiber Foods

Scientific Research Corporation

Sealed Air

Sensient Technologies

SES

SGS - Société Générale de Surveillance

Shaw Industries

Shell Oil

Sherwin-Williams

SICPA

Sierra Nevada Corporation

SIG Combibloc

Sinclair Broadcast Group

Slalom

Sleep Number

Smith & Nephew

Smithfield Foods

SMSC Gaming Enterprise

Snap One

Snap-on

Sodexo

Solenis

Sollis Health

Sonepar USA

Sonoco Products

Southeastern Freight Lines

Southern Glazer’s Wine and Spirits

Southwest Airlines

Sovos

Spectrum Brands

Spirit Airlines

Springfield Clinic

SPX Corporation

Stampin’ Up!

Stanley Black & Decker

Stantec

Star Tribune

Starbucks

Starkey Hearing Technologies

Steelcase

Steffes

Stericycle

Stoneridge

Strive Health

Subaru of Indiana Automotive

Sumitomo Corporation of Americas

Sumitomo Heavy Industries

Summit Midstream

Sun Chemical

Sunbelt Rentals

Superior Industries International

Sweetgreen

Sylvamo

Sysco Corporation

Tailored Brands

Target

Taubman Centers

Taylor & Francis

TaylorMade Golf

TD Synnex

TDIndustries

TDS Telecom

TE Connectivity

TEGNA

Telefónica

Tellurian

Tenet Healthcare Corporation

Tennant Company

Teradata

Terex

Terminix

Terumo BCT

Test Rite Group

Textron

TFI International Inc.

The Christ Hospital

Thermo Fisher Scientific

Thyssenkrupp

Timken

TimkenSteel

Tivity Health

TJX Companies

T-Mobile USA

TomTom

TopBuild

Topgolf

Toro

Toyota Motor

Trane Technologies

Transocean

TransUnion

Travel + Leisure Co.

Tri Pointe Homes

Trijicon Inc

TriNet

Trinity Industries

Trinseo

Triumph Group

True Value Company

TTEC

TTX

Tyson Foods

U.S. Xpress Enterprises

Uber Freight

Uline

Under Armour

Unilever United States

Unisys

United Natural Foods

United States Cellular

United States Steel

UnitedHealth Group

Univar

Universal Health Services

University of Miami

University of Phoenix

UPS

Urban Outfitters

US Foods

USG Corporation

Valero Energy

Valmont Industries

Valvoline

Varsity Brands

Vectrus

Ventura Foods

Vericast

VeriSign

Verisk Analytics

Veritiv

Vertex

Vertex Pharmaceuticals

VF Corporation

Vice Media Group

Victoria’s Secret

Viscofan

Vista Outdoor

Visteon

Vitesco Technologies

Volkswagen Group of America

Volvo Group North America

Vontier

Vopak

W.R. Grace

W.W. Grainger

Wabtec

Wahl Clipper

Walmart

Walt Disney

Warner Music Group

WarnerMedia Group

Waste Management

Waters

Wawa

Weber-Stephen

Wegmans Food Markets

Wells Enterprises

Wendy’s Group

West Fraser Timber

West Pharmaceutical Services

Westlake Chemical

WestRock

Weyerhaeuser

Whataburger Restaurants

Whirlpool

White & Case

Wichita State University

Winnebago Industries

WireCo

Wood

Woodward

I-4 Worthington Steel | 2024 Proxy Statement • Appendix I

World Fuel Services

Worldline

Worthington Industries

Wunderman Thompson

Xerox

XPO Logistics

Xtek Inc

Yahoo!

Yanfeng Global Automotive Interior Systems

Yazaki Corporation

Yondr Group

Zayo Group

Zebra Technologies

Zimmer Biomet

I-5 Worthington Steel | 2024 Proxy Statement • Appendix I

WORTHINGTON STEEL, INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717

VOTE BY INTERNET

Before the Date of the Annual Meeting - Go to www.proxyvote.com or, using a mobile device, scan the QR barcode above.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Daylight Time, on September 24, 2024. Have your Notice of Internet Availability of Proxy Materials or proxy card in hand when you access the website or scan the QR barcode and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Annual Meeting - Go to www.virtualshareholdermeeting.com/WS2024

You may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the information that is printed in the box directly after “Control #” on your Notice of Internet Availability of Proxy Materials or proxy card available and follow the instructions.

VOTE BY TELEPHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Daylight Time, on September 24, 2024. Have your Notice of Internet Availability of Proxy Materials or proxy card in hand when you call and follow the instructions.

VOTE BY MAIL

If you received a printed copy of the proxy materials, complete, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V55424-P15875 KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WORTHINGTON STEEL, INC.

1.	Elect three directors, each to serve for a term of three years to expire at the Company’s 2027 Annual Meeting of Shareholders:

	Nominees:		For	Against	Abstain
	1a. Geoffrey G. Gilmore		☐	☐	☐
	1b. Carl A. Nelson, Jr.		☐	☐	☐
	1c. George P. Stoe		☐	☐	☐
2.	Approve, on an advisory basis, a resolution to approve the compensation of the Company’s named executive officers.		☐	☐	☐
		1 Year	2 Years	3 Years	Abstain
3.	Select, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers.	☐	☐	☐	☐
			For	Against	Abstain
4.	Ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2025.		☐	☐	☐

The Board of Directors of the Company recommends that you vote FOR each of the listed nominees for election as a director, FOR Proposal 2 and Proposal 4, and for the ONE YEAR option in Proposal 3.

NOTE: In their discretion, the persons named as proxies will be authorized to vote on such other business as may properly come before the Annual Meeting of Shareholders.

Please sign exactly as your name appears on this proxy card. Executors, administrators, trustees, guardians, attorneys and agents must give their full titles. If shareholder is a corporation, an authorized officer must sign in full corporate name. If shareholder is a partnership or other entity, an authorized person must sign in the entity’s full name. If the common shares represented by this proxy are held in joint tenancy, both holders must sign this proxy card.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

NOTICE OF VIRTUAL ANNUAL MEETING OF SHAREHOLDERS

WEDNESDAY, SEPTEMBER 25, 2024, AT 8:30 A.M., EASTERN DAYLIGHT TIME

Access to this year’s virtual Annual Meeting of Shareholders will be available at

www.virtualshareholdermeeting.com/WS2024.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of

Shareholders of Worthington Steel, Inc. to be Held on September 25, 2024:

Worthington Steel, Inc.’s letter to shareholders, Notice of Annual Meeting of Shareholders, Proxy Statement,

2024 Annual Report and the form of proxy are available at www.proxyvote.com.

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V55425-P15875

WORTHINGTON STEEL, INC.	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WORTHINGTON STEEL, INC. PLEASE COMPLETE, SIGN AND DATE THIS PROXY CARD WITHIN THE BOXES ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Each shareholder identified on this proxy card hereby constitutes and appoints Geoffrey G. Gilmore, Timothy A. Adams and Joseph Y. Heuer, and each of them, with full power of substitution, the lawful agents and proxies of the shareholder to attend the Annual Meeting of Shareholders of Worthington Steel, Inc. (the “Company”) to be held via live webcast only at www.virtualshareholdermeeting.com/WS2024, on Wednesday, September 25, 2024, at 8:30 a.m., Eastern Daylight Time, and any adjournment or postponement thereof, and to vote all of the common shares of the Company that the shareholder is entitled to vote at such Annual Meeting, as directed on the reverse side with respect to the matters set forth on the reverse side, and to vote such common shares with discretionary authority on all other matters which are properly brought before the Annual Meeting.

This proxy, when properly executed, will be voted as directed. If no direction is made, except in the case of broker non-votes, the persons named herein as proxies will vote FOR the election of all nominees listed on the reverse side in Proposal 1, FOR Proposal 2 and Proposal 4, and for the ONE YEAR option in Proposal 3.

All proxies previously given or executed by each shareholder identified on this proxy card are hereby revoked.

Continued and to be signed and dated on reverse side